EXECUTION COPY


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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                            DATED AS OF JULY 1, 2005,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2005-QS11


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Article I    DEFINITIONS....................................................................4

        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................20

        Section 1.03.  Determination of LIBOR..............................................21


Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................23

        Section 2.01.   Conveyance of Mortgage Loans.......................................23

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)...24

        Section 2.03.   Representations, Warranties and Covenants of the

                      Master Servicer and the Company......................................24

        Section 2.04. Representations and Warranties of Sellers............................27

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I Certificates.........................27

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                      Acceptance by the Trustee............................................27

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............27

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the Standard
                      Terms)...............................................................27

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................28


Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................29

        Section 4.01. Certificate Account. (See Section 4.01 of the Standard Terms)........29

        Section 4.02. Distributions. ......................................................29

        Section 4.03. Statements to Certificateholders; Statements to the Rating Agencies;
                      Exchange Act Reporting (See Section 4.03 of the Standard Terms)......36

        Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by
                      the Master Servicer (See Section 4.04 of the Standard Terms).........36

        Section 4.05. Allocation of Realized Losses. ......................................36

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                      Section 4.06 of the Standard Terms)..................................38

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of
                      the Standard Terms)..................................................38

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................38

Article V  THE CERTIFICATES................................................................39

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................40

Article VII   DEFAULT......................................................................41

Article VIII  CONCERNING THE TRUSTEE.......................................................42

Article IX    TERMINATION..................................................................43


Article X      REMIC PROVISIONS............................................................44


        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....44

        Section 10.02.Master Servicer; REMIC Administrator and Trustee Indemnification.
                      (See Section 10.02 of the Standard Terms)............................44

        Section 10.03.Designation of REMICs................................................44

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                     Regular Interests................................................... 44

        Section 10.05.Compliance with Withholding Requirements.............................46

Article XI   MISCELLANEOUS PROVISIONS......................................................47

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................47

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of the
                      Standard Terms)......................................................47

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                      Standard Terms)......................................................47

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........47

        Section 11.05.Notices..............................................................47

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See Section 11.06
                      of the Standard Terms)...............................................48

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard Terms)49

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section 11.08 of
                      the Standard Terms)..................................................49

        Section 11.09.Allocation of Voting Rights..........................................49

        Section 11.10.No Petition..........................................................49


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of August 1, 2004

        This is a Series Supplement, dated as of July 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as two real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                             AGGREGATE
                              INITIAL
                            CERTIFICATE                                                 FITCH/
               PASS-THROUGH  PRINCIPAL                                  MATURITY     ------------     MINIMUM
 DESIGNATION      RATE        BALANCE           FEATURES(1)                 DATE           S&P       DENOMINATIONS(2)

  Class A-1      5.50%       $ 36,149,700.00    Senior/Lockout/Fixed    July 25, 2035    AAA/AAA        $25,000.00
                                                Rate

  Class A-2    Adjustable    $145,078,000.00    Senior/Super            July 25, 2035    AAA/AAA        $25,000.00
               Rate(3)                          Senior/Floater/Adjustable
                                                Rate
  Class A-3    Adjustable    $          0.00    Senior/Interest         July 25, 2035    AAA/AAA     $2,000,000.00
                Rate(3)                         Only/Inverse
                                                Floater/Adjustable
                                                Rate
  Class A-4      5.50%      $  13,000,000.00    Senior/Lockout/Fixed    July 25, 2035    AAA/AAA        $25,000.00
                                                Rate
  Class A-5      5.50%      $   8,364,400.00    Senior/Senior           July 25, 2035    AAA/AAA        $25,000.00
                                                Support/Lockout/Fixed
                                                Rate
  Class A-P      0.00%      $     369,201.92    Senior/Principal Only   July 25, 2035    AAA/AAA        $25,000.00
  Class A-V    Variable     $           0.00(5) Senior/Interest         July 25, 2035    AAA/AAA     $2,000,000.00
               Rate(4)                          Only/Variable Rate
  Class R-I      5.50%      $          50.00    Senior/Residual/Fixed   July 25, 2035    AAA/AAA          (6)
                                                Rate
 Class R-II      5.50%      $          50.00    Senior/Residual/Fixed   July 25, 2035    AAA/AAA          (6)
                                                Rate

  Class M-1      5.50%      $  5,341,600.00     Mezzanine/Fixed Rate    July 25, 2035     AA/NA        $25,000.00

  Class M-2      5.50%      $  1,816,000.00     Mezzanine/Fixed Rate    July 25, 2035      A/NA       $250,000.00

  Class M-3      5.50%      $  1,281,800.00     Mezzanine/Fixed Rate    July 25, 2035     BBB/NA      $250,000.00

  Class B-1      5.50%      $    854,600.00     Subordinate/Fixed Rate  July 25, 2035     BB/NA       $250,000.00
  Class B-2      5.50%      $    747,800.00     Subordinate/Fixed Rate  July 25, 2035      B/NA       $250,000.00
  Class B-3      5.50%      $    641,035.31     Subordinate/Fixed Rate  July 25, 2035     NA/NA       $250,000.00


______________

(1) The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B Certificates and the Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

(3)
--------------------------------------------------------------------
 Adjustable Initial       Formula             Maximum      Minimum
Rates:
-------------- ---------------- ----------------------- -------- ---
Class A-2   3.84%     LIBOR + 0.50%   Subject to the       0.50%
                                      available funds cap
Class A-3   1.66%     5.00% - LIBOR        5.00%           0.00%

The Class A-3 Certificates do not have a certificate principal balance. For the purpose of calculating interest payments, interest on the Class A-3 Certificates will accrue on a notional amount equal to the certificate principal balance of the Class A-2 Certificates immediately prior to the related distribution date.

(4)     The initial Pass-Through Rate on the Class A-V Certificates is 0.4322%.

(5) The Class A-V Certificates do not have a certificate principal balance. For the purpose of calculating interest payments, interest on the Class A-V Certificates will accrue on a notional amount equal to the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to the related Distribution Date.

(6) Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $213,644,237.23.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I


                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Adjustable Rate Certificates: Any of the Class A-2 Certificates and Class A-3 Certificates.

        Available Funds Cap: With respect to any Distribution Date on or before the Distribution Date in December 2011 and the Class A-2 Certificates, 5.50% per annum, plus amounts, if any, paid pursuant to the Yield Maintenance Agreement, expressed as a per annum rate. With respect to any Distribution Date after December 2011 and the Class A-2 Certificates, 5.50% per annum.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, and

                      (B) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio (other than Additional Collateral Loans) at origination which exceeds 75% and (ii) $100,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS11" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-1 Lockout Amount: With respect to any Distribution Date, an amount equal to the product of (i) the Lockout Percentage for that Distribution Date, (ii) a fraction, the numerator of which is sum of $10,110,000 and the Certificate Principal Balance of the Class A-1 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates)) and (iii) the aggregate of the collections described in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y), without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B),
(C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the Class A-1 Lockout Amount shall be reduced by an amount equal to the product of such difference and the fraction described in clause (ii) above.

        Class A-4/A-5 Lockout Amount: With respect to any Distribution Date, an amount equal to the product of (i) the Lockout Percentage for that distribution date, (ii) a fraction, the numerator of which the aggregate Certificate Principal Balance of the Class A-4 Certificates and Class A-5 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) and (iii) the aggregate of the collections described in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y), without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of
Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the Class A-4/A-5 Lockout Amount shall be reduced by an amount equal to the product of such difference and the fraction described in clause (ii) above.

        Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  July 28, 2005.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2005-QS11.

        Cut-off Date:  July 1, 2005.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  5.50% per annum.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of U.S. Bank, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds:  On any  Distribution  Date, the excess,  if any, of the
Available Distribution Amount over the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to clause (E) of the definition of Class A-P Principal Distribution Amount) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  The Class A-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $38,523 representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the August 2005 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-3 Certificates, $145,078,000. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c) of the Standard Terms, the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  2.50%           Class B-1:  0.40%
        Class M-2:  0.85%           Class B-2:  0.35%
        Class M-3:  0.60%           Class B-3:  0.30%

        Interest Accrual Period: With respect to any Class of Certificates (other than the Adjustable Rate Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest Only Certificates: Any one of the Class A-3 or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  The Class A-3 Certificates.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.03.

        Lockout   Certificates:   The  Class  A-1,  Class  A-4,  and  Class  A-5
Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in August 2010, 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after August 2010 and prior to August 2011; 40% for any Distribution Date on or after August 2011 and prior to August 2012; 60% for any Distribution Date on or after August 2012 and prior to August 2013; 80% for any Distribution Date on or after August 2013 and prior to August 2014; and 100% for any Distribution Date thereafter.

        Maturity  Date:  July  25,  2035,  the  Distribution   Date  immediately
following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)               the Mortgage Loan identifying number ("RFC LOAN #");

(ii)              the maturity of the Mortgage Note ("MATURITY DATE");

(iii)             the Mortgage Rate ("ORIG RATE");

(iv)              the Subservicer pass-through rate ("CURR NET");

(v)               the Net Mortgage Rate ("NET MTG RT");

(vi)              the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)            the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)              the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-3 Certificates, an amount equal to the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such date, provided, however, for federal income tax purposes, as of any Distribution Date, with respect to the Class A-3 Certificates, the equivalent of the foregoing, expressed as the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest W; and (iii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c) of the Standard Terms, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Adjustable Rate, Class A-V and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

o With respect to the Class A-2 and the initial Interest Accrual Period, 3.84% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.50%, subject to a maximum rate equal to the Available Funds Cap and a minimum rate of 0.50% per annum. For federal income tax purposes, the Pass-Through Rate described above will be subject to a maximum rate equal to 5.50%.

o With respect to the Class A-3 Certificates and the initial Interest Accrual Period, 1.66% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 5.00% minus LIBOR, subject to a maximum rate of 5.00% per annum and a minimum rate of 0.00% per annum. For federal income tax purposes, the Pass-Through Rate described above will be subject to a maximum rate equal to 5.00%.

        With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.4322% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (if any) in the case of Insured Certificates (if any)) below the then-current rating, as evidenced in writing;

        provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments

(assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 6.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 18.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in August 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
                Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the
                "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Adjustable Rate Certificates for so long as the Adjustable Rate Certificates are in book-entry form), the close of business on the last Business Day of the month preceding the month in which the related
Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

        REMIC I: The segregated pool of assets (exclusive of the Yield Maintenance Agreement, which is not an asset of any REMIC), with respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.
        --------------------

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
--------  -------

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Interest Distribution Amount: With respect to any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the Holders of the Senior Certificates for that Distribution Date.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount") and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Senior Support Certificates: The Class A-5 Certificates.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $3,769,400 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 20.74% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date not paid to the Senior Certificates; and (v) any amounts described in clauses (i),
(ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates; minus
(b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates: The Class A-2 Certificates.

        Super Senior Optimal Percentage: As to any Distribution Date on and after the Credit Support Depletion Date, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Super Senior Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Senior Certificates, other than the Class A-P Certificates, immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As to any Distribution Date on and after the Credit Support Depletion Date, an amount equal to the product of (a) the then applicable Super Senior Optimal Percentage and (b) the amounts described in Section 4.02(a)(ii)(Y).

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates (excluding any Interest Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests, other than the Uncertificated REMIC I Regular Interests Z, the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).


----------------------- --------------------------------- ------------------ --------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          W             Class A-2, Class A-3              5.50%                  $145,078,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          X             Class A-P                         0.00%                      $369,201.92
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          Y             Class A-1, Class A-4, Class       5.50%                   $68,196,985.31
                        A-5, Class R-II, Class M-1,
                        Class M-2, Class M-3, Class
                        B-1, Class B-2, Class B-3
----------------------- --------------------------------- ------------------ --------------------

        Uncertificated REMIC I Regular Interests Z: Each of the 1,105 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,105, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,105
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,105, each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC II Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Underwriter:  Bear, Stearns & Co., Inc..

        Yield Maintenance Agreement: The agreement dated as of the Closing Date, between the Trustee and the Yield Maintenance Agreement Provider, relating to the Class A-2 Certificates, or any replacement, substitute, collateral or other arrangement in lieu thereof.

        Yield Maintenance Agreement Provider: Bear, Stearns Financial Products Inc., and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

        Yield Maintenance Payment: For any Distribution Date, the payment, if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.
                      ----------------------

        LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the

Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 3.34% per annum; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall, after consultation with the Master Servicer, select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply the Pass-Through Rates on each of the Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period via the Trustee's internet website, which may be obtained by telephoning the Trustee at (800) 735-7777.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

        (a) (See Section 2.01(a) of the Standard Terms).

        (b) (See Section 2.01(b) of the Standard Terms).

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

        (d) (See Section 2.01(d) of the Standard Terms).

        (e) (See Section 2.01(e) of the Standard Terms).

        (f) (See Section 2.01(f) of the Standard Terms).

        (g) (See Section 2.01(g) of the Standard Terms).

        (h) (See Section 2.01(h) of the Standard Terms).

        (i) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Company delivered or caused to be delivered hereunder to the Trustee, the Yield Maintenance Agreement (the delivery of which shall evidence that the fixed payment for the Yield Maintenance Agreement has been paid and the Trustee and the Trust Fund shall have no further payment obligation thereunder and that such fixed payment has been authorized hereby).

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

        (a)  For  representations,   warranties  and  covenants  of  the  Master
Servicer, see Section 2.03(a) of the Standard Terms.

        (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except in the case of four Mortgage Loans representing approximately 0.3% of the aggregate principal balance of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 1.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 69.27% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 13.42% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 13.36% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 17.35% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1),   (2),  (4),  (5)  and  (6),  without  reliance  on  the
        provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   None of the Mortgage Loans is a Cooperative Loan;

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans has been made to an International Borrower, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans is an Additional Collateral Loan and none of the Mortgage Loans is a Pledged Asset Loan.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05.   Execution  and   Authentication  of   Certificates/Issuance   of
        Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                            OF MORTGAGE LOANS

                               (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)
               --------------------------------------------------------------

Section 4.02.  Distributions.
               -------------

        (a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 of the Standard Terms respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount:

                      (i) to the Senior  Certificates  (other than the Class A-P
        Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date (provided that for the purpose of this Section 4.02(a)(i) the Available Funds Cap shall be 5.50%), plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a); and

                      (ii) (X) to the  Class  A-P  Certificates,  the  Class A-P
        Principal   Distribution  Amount  (applied  to  reduce  the  Certificate
        Principal Balance of such Senior Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P, Class A-3 and Class A-V Certificates), in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to
        Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

        (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount);

        (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

        (D) any Excess Subordinate Principal Amount for such Distribution Date; and

        (E) any amounts  described in subsection  (ii)(Y),  clauses (A), (B) and
(C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

        (F) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a)(xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvii) to the Class R-II Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

        (b) Distributions of principal on the Senior Certificates on each Distribution Date will be made as follows:

           (i) the Class A-P Principal Distribution Amount shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

           (ii) the Senior Principal Distribution Amount shall be distributed to the Class R-I Certificates and Class R-II Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balance thereof have been reduced to zero;

           (iii) the lesser of (x) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (b)(ii) above and (y) the Class A-4/A-5 Lockout Amount, shall be distributed, concurrently, to the Class A-4 Certificates and Class A-5 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

           (iv) the lesser of (x) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (b)(ii) and (b)(iii) above and (y) the Class A-1 Lockout Amount, shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

           (v) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (b)(ii), (b)(iii) and (b)(iv) above shall be distributed to the Class A-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

           (vi) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (b)(ii),
        (b)(iii), (b)(iv) and (b)(v) above shall be distributed to the Class A-1 Certificates, without regard to the Class A-1 Lockout Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

           (vii) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (b)(ii),
        (b)(iii), (b)(iv), (b)(v) and (b)(vi) above shall be distributed, concurrently, to the Class A-4 Certificates and Class A-5 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, without regard to the Class A-4/A-5 Lockout Amount, until the Certificate Principal Balances thereof have been reduced to zero.

        (c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, an amount equal to the Class A-P Principal Distribution Amount will be distributed to the Class A-P Certificates and then the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates and the Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances; provided, however, that until reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, the aggregate amount distributable to the Super Senior Certificates and Senior Support Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among such Senior Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest on the Super Senior Certificates; second, to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

        (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be distributed solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

        (e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii) of the Standard Terms. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

        (f) On each Distribution Date, the Yield Maintenance Payment will be distributed to the Class A-2 Certificates.

        (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

        (h) Except as otherwise provided in Section 9.01 of the Standard Terms, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) of the Standard Terms do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

Section 4.03.  Statements  to  Certificateholders;   Statements  to  the  Rating
        Agencies;  Exchange  Act  Reporting.  (See  Section 4.03 of the Standard
        Terms)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion of the Realized Loss until the Certificate Principal Balance of the Class A-P Certificates has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on the Non-Discount Mortgage Loans shall be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below; provided, however, that after the Credit Support Depletion Date, Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior
Support  Certificates  until the  Certificate  Principal  Balance  of the Senior
Support Certificates has been reduced to zero. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Discount Mortgage Loans shall be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof and the remainder of the principal portion and the entire interest portion of such Realized Losses on the Discount Mortgage Loans and the entire principal and interest portion of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and the Subordinate Certificates, on a pro rata basis, as described below; provided, however, that such Realized Losses otherwise allocable  to the Super  Senior  Certificates  will be  allocated  to the Senior
Support Certificates until the Certificate Principal Balance of the Senior Support Certificates is reduced to zero.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates, on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c) of the Standard Terms, such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

Section 4.09.  Reserve Fund

        (a) On or before the Closing Date, the Trustee shall establish a Reserve Fund on behalf of the Holders of the Class A-2 Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, Deutsche Bank Trust Company Americas as Trustee for the benefit of holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS11". The Trustee shall demand payment of all money payable by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement. The Trustee shall deposit in the Reserve Fund all payments received by it from the Yield Maintenance Agreement Provider pursuant to the Yield Maintenance Agreement. On each Distribution Date, the Trustee shall remit amounts received by it from the Yield Maintenance Agreement Provider to the Holders of the Class A-2 Certificates in the manner provided in Section 4.02(f) as it is directed by the Master Servicer.

        (b) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2005-QS11 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. Bear, Stearns & Co. Inc. shall be the beneficial owner of the Reserve Fund, subject to the power of the Trustee to distribute amounts under Section 4.02(f). Amounts in the Reserve Fund shall be held uninvested in a trust account of the Trustee with no liability for interest or other compensation thereon.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

               (a) (See Section 5.01(a) of the Standard Terms)

               (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) (See Section 5.01(c) of the Standard Terms)

Section 5.02.  Registration  of  Transfer  and  Exchange of  Certificates.  (See
        Section 5.02 of the Standard Terms)

Section 5.03. Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section
        5.03 of the Standard Terms)

Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

Section 5.06. U.S.A Patriot Act Compliance. (See Section 5.06 of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                  ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

        Section       9.01  OPTIONAL  PURCHASE  BY THE  MASTER  SERVICER  OF ALL
                      CERTIFICATES; TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

        (a) (See Section 9.01(a) of the Standard Terms)

        (b) (See Section 9.01(b) of the Standard Terms)

        (c) (See Section 9.01(c) of the Standard Terms)

        (d) (See Section 9.01(d) of the Standard Terms)

        (e) (See Section 9.01(e) of the Standard Terms)

(f) Upon termination of the Trust Fund pursuant to this Section 9.01, the Trustee on behalf of the Trust Fund shall, under documents prepared by the Master Servicer or Holders of the Class A-2 Certificates, assign without recourse, representation or warranty all the right, title and interest of the Trustee and the Trust Fund in and to the Yield Maintenance Agreement to Bear, Stearns & Co., Inc.

        Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

        Section 9.03 Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator shall make an election to treat the entire segregated pool of assets described in the definition of REMIC I, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I") and shall make an election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2 (exclusive of any rights to payment of amounts received pursuant to the Yield Maintenance Agreement), Class A-3, Class A-4, Class A-5, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest W, (ii) Uncertificated REMIC I Regular Interest X, (iii) and Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under
Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the Uncertificated REMIC I Regular Interests relative to that assigned to the Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests Z pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC II Regular Interests Z for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-2 Certificates and Class A-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (iii) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (v) Realized Losses allocated to the Class A-1, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (vi) Realized Losses allocated to the Uncertificated REMIC II Regular Interests Z under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests Z comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.
               -----------------------------------------

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

            RECIPIENT                                         ADDRESS
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention: Managing Director/Master Servicing

Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc.
                                   Series 2005-QS11

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street, Jeanette Street Park Entrance, New York, New York 10041, for the purposes of Section 8.12 of the Standard Terms

Fitch Ratings                      One State Street Plaza
                                   New York, New York 10004

Standard & Poor's                  55 Water Street Ratings Services,
                                   a division of New York, New York 10041
                                   The McGraw-Hill Companies, Inc.

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
        11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               Ninety-seven percent of all Voting Rights will be allocated among all Holders of the Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to their then outstanding Certificate Principal Balances of their respective Certificates, in accordance with each Class's Percentage Interests; 1.0% of all Voting Rights will be allocated among the Holders of the Class A-3 Certificates, in accordance with their respective Percentage Interests; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:
                                               -------------------------------
                                                 Name:   Heather Anderson
                                                 Title:  Vice President

Attest: ____________________
      Name:  Benita Bjorgo
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:
                                               -------------------------------
                                                 Name:  Benita Bjorgo
                                                 Title: Associate

Attest:____________________
      Name: Heather Anderson
      Title: Associate


                              DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:
                                               -------------------------------
                                                 Name:
                                                 Title:

                                            By:
                                               -------------------------------
                                                 Name:
                                                 Title:


Attest:____________________
      Name:
      Title:

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared Heather Anderson, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) _________________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 Notary Public
[Notarial Seal]






STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) _________________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9655956       286/286     F                  116,000.00         ZZ
                          360                115,606.81         1
                          6.8750             762.04             80
                          6.6250             762.04
PONTIAC       MI 48341    1                  02/01/05           00
0003846427                05                 04/01/05           0.0000
0003846427                N                  03/01/35
0

9669460       286/286     F                  145,775.00         ZZ
                          360                145,199.46         1
                          7.2500             994.45             85
                          6.7500             994.45
CYPRESS       TX 77429    1                  01/21/05           41
0003846764                03                 03/01/05           12.0000
0003846764                O                  02/01/35
0

9669596       286/286     F                  109,350.00         ZZ
                          360                108,523.45         2
                          7.0000             727.51             90
                          6.7500             727.51
HAGERSTOWN    MD 21740    1                  12/10/04           01
0003707156                05                 02/01/05           25.0000
0003707156                N                  01/01/35
0

9734164       286/286     F                  130,000.00         ZZ
                          360                129,609.79         1
                          6.0000             779.42             60
                          5.7500             779.42
MACOMB        MI 48044    5                  03/10/05           00
0003377634                05                 05/01/05           0.0000
0003377634                O                  04/01/35
0

9734280       286/286     F                  162,925.00         ZZ
                          360                162,203.64         1
                          7.5000             1139.20            95
                          6.7100             1139.20
QUINCY        WA 98848    1                  03/07/05           41
0003870942                05                 05/01/05           25.0000
0003870942                O                  04/01/35
0

9734288       286/286     F                  163,000.00         ZZ
                          324                162,440.05         1
                          6.5000             1068.56            71
                          6.2500             1068.56
EDISON        NJ 08817    5                  03/26/05           00
0003871527                05                 05/01/05           0.0000
0003871527                O                  04/01/32
0

9734556       286/286     F                  148,500.00         T
                          360                148,199.06         1
                          8.0000             1089.65            90
                          7.2100             1089.65
COLUMBIA      MD 21045    1                  03/21/05           45
0003895418                01                 05/01/05           25.0000
0003895418                O                  04/01/35
0

9734764       286/286     F                  114,750.00         ZZ
                          360                114,466.15         1
                          7.0000             763.44             90
                          6.2100             763.44
SALT LAKE CITYUT 84116    1                  03/14/05           45
0003930504                03                 05/01/05           25.0000
0003930504                O                  04/01/35
0

9735014       286/286     F                  156,000.00         ZZ
                          360                155,642.67         1
                          7.5000             1090.78            80
                          7.2500             1090.78
NORTH WEBSTER IN 46555    1                  03/31/05           00
0003974211                05                 05/01/05           0.0000
0003974211                O                  04/01/35
0

9743550       286/286     F                  179,450.00         ZZ
                          360                178,589.54         1
                          6.2500             1104.91            97
                          6.0000             1104.91
CASTLE ROCK   WA 98611    1                  01/20/05           01
0003771457                05                 03/01/05           18.0000
0003771457                O                  02/01/35
0

9743610       286/286     F                  324,950.00         ZZ
                          360                323,615.00         1
                          5.8750             1922.21            97
                          5.6250             1922.21
SAN DIEGO     CA 92105    1                  02/17/05           11
0003871144                05                 04/01/05           18.0000
0003871144                O                  03/01/35
0

9751442       Y21/G02     F                  296,000.00         ZZ
                          360                295,153.01         1
                          6.2500             1822.53            80
                          6.0000             1822.53
WARWICK       RI 02886    1                  03/31/05           00
0439265976                01                 05/01/05           0.0000
205150454                 O                  04/01/35
0

9751472       Y21/G02     F                  142,500.00         ZZ
                          360                142,287.81         1
                          7.5000             996.39             95
                          7.2500             996.39
BRISTOL       FL 32321    1                  04/18/05           10
0439255373                05                 06/01/05           30.0000
205205755                 O                  05/01/35
0

9751508       Y21/G02     F                  140,000.00         ZZ
                          360                139,720.54         1
                          6.0000             839.38             68
                          5.7500             839.38
CHICAGO       IL 60660    5                  04/08/05           00
0439234139                06                 06/01/05           0.0000
205231799                 O                  05/01/35
0

9751544       Y21/G02     F                  315,750.00         ZZ
                          360                315,750.00         1
                          6.1250             1611.64            80
                          5.8750             1611.64
ACWORTH       GA 30101    1                  04/28/05           00
0439233925                03                 06/01/05           0.0000
205263763                 O                  05/01/35
0

9751568       Y21/G02     F                  306,000.00         T
                          360                306,000.00         1
                          6.5000             1657.50            80
                          6.2500             1657.50
DESTIN        FL 32541    1                  04/08/05           00
0439233826                01                 06/01/05           0.0000
205282989                 O                  05/01/35
0

9751598       Y21/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          6.2500             1812.50            80
                          6.0000             1812.50
CITRUS HEIGHTSCA 95610    1                  04/25/05           00
0439231192                05                 06/01/05           0.0000
205309968                 O                  05/01/35
0

9751604       Y21/G02     F                  141,200.00         T
                          360                141,200.00         1
                          6.0000             706.00             80
                          5.7500             706.00
NEW SMYRNA BEAFL 32169    1                  04/28/05           00
0439248527                01                 06/01/05           0.0000
205319874                 O                  05/01/35
0

9782148       Y21/G02     F                  120,000.00         ZZ
                          360                119,886.13         1
                          6.2500             738.87             65
                          6.0000             738.87
CRIPPLE CREEK CO 80813    5                  05/06/05           00
0439348012                05                 07/01/05           0.0000
205308708                 O                  06/01/35
0

9782172       Y21/G02     F                  134,000.00         ZZ
                          360                133,863.37         1
                          5.8750             792.67             69
                          5.6250             792.67
CINCINNATI    OH 45212    5                  04/28/05           00
0439337502                05                 07/01/05           0.0000
205335977                 O                  06/01/35
0

9783822       286/286     F                  22,400.00          ZZ
                          360                22,362.24          1
                          6.8750             147.16             80
                          6.6250             147.16
INDIANAPOLIS  IN 46201    1                  04/20/05           00
0003378543                05                 06/01/05           0.0000
0003378543                N                  05/01/35
0

9783856       286/286     F                  101,250.00         ZZ
                          360                101,052.67         2
                          6.1250             615.21             75
                          5.8750             615.21
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846519                05                 06/01/05           0.0000
0003846519                N                  05/01/35
0

9783956       286/286     F                  116,000.00         ZZ
                          360                115,827.28         1
                          7.5000             811.09             80
                          7.2500             811.09
WEST SPRINGFIEMA 01089    1                  04/06/05           00
0003939346                05                 06/01/05           0.0000
0003939346                O                  05/01/35
0

9783960       286/286     F                  209,500.00         ZZ
                          360                208,900.54         2
                          6.2500             1289.93            78
                          6.0000             1289.93
BERWYN        IL 60402    5                  03/30/05           00
0003939664                05                 05/01/05           0.0000
0003939664                O                  04/01/35
0

9783964       286/286     F                  210,000.00         ZZ
                          360                209,590.73         1
                          6.1250             1275.99            75
                          5.8750             1275.99
GAMBRILLS     MD 21054    5                  04/11/05           00
0003941428                05                 06/01/05           0.0000
0003941428                O                  05/01/35
0

9783998       286/286     F                  210,000.00         ZZ
                          360                209,365.56         1
                          6.5000             1327.35            70
                          6.2500             1327.35
BELTSVILLE    MD 20705    5                  03/29/05           00
0003953961                05                 05/01/05           0.0000
0003953961                O                  04/01/35
0

9784010       286/286     F                  197,000.00         ZZ
                          360                196,634.09         1
                          6.3750             1229.03            70
                          6.1250             1229.03
DIVIDE        CO 80814    5                  04/01/05           00
0003958954                05                 06/01/05           0.0000
0003958954                O                  05/01/35
0

9784100       286/286     F                  36,720.00          ZZ
                          360                36,662.53          1
                          7.2500             250.50             80
                          7.0000             250.50
MARION        IN 46952    1                  04/07/05           00
0003973071                05                 06/01/05           0.0000
0003973071                N                  05/01/35
0

9784118       286/286     F                  126,000.00         ZZ
                          360                125,624.51         1
                          6.6250             806.80             72
                          6.3750             806.80
CAPE CORAL    FL 33909    5                  03/18/05           00
0003977173                05                 05/01/05           0.0000
0003977173                O                  04/01/35
0

9784134       286/286     F                  215,000.00         ZZ
                          360                214,413.73         1
                          6.5000             1358.95            71
                          6.2500             1358.95
(AZUSA AREA) LCA 91702    5                  03/30/05           00
0003980230                05                 05/01/05           0.0000
0003980230                O                  04/01/35
0

9784148       286/286     F                  230,000.00         TX
                          360                175,294.90         1
                          6.6250             1472.72            71
                          6.3750             1472.72
NEW HARTFORD  CT 06057    5                  04/13/05           00
0003987472                05                 06/01/05           0.0000
0003987472                O                  05/01/35
0

9784152       286/286     F                  132,800.00         ZZ
                          360                132,597.28         1
                          7.3750             917.22             80
                          7.1250             917.22
PORTLAND      OR 97206    1                  04/05/05           00
0003989877                05                 06/01/05           0.0000
0003989877                N                  05/01/35
0

9789122       286/286     F                  123,750.00         TX
                          360                123,241.60         1
                          5.8750             732.03             75
                          5.6250             732.03
HOUSTON       TX 77009    5                  02/04/05           00
0003793579                05                 04/01/05           0.0000
0003793579                O                  03/01/35
0

9789128       286/286     F                  500,000.00         TX
                          360                498,870.90         1
                          5.7500             2917.87            73
                          5.5000             2917.87
SPRING BRANCH TX 78070    5                  04/27/05           00
0003930034                03                 06/01/05           0.0000
0003930034                O                  05/01/35
0

9789142       286/286     F                  187,500.00         TX
                          360                187,143.26         1
                          6.2500             1154.47            75
                          6.0000             1154.47
CEDAR PARK    TX 78613    5                  04/18/05           00
0004003281                05                 06/01/05           0.0000
0004003281                O                  05/01/35
0

9789148       286/286     F                  120,000.00         TX
                          360                119,782.43         1
                          6.5000             758.49             80
                          6.2500             758.49
GARLAND       TX 75041    5                  04/25/05           00
0004031140                05                 06/01/05           0.0000
0004031140                O                  05/01/35
0

9789150       286/286     F                  632,000.00         TX
                          360                631,400.33         1
                          6.2500             3891.34            79
                          6.0000             3891.34
HEATH         TX 75032    5                  05/05/05           00
0004031440                05                 07/01/05           0.0000
0004031440                O                  06/01/35
0

9789152       286/286     F                  400,000.00         TX
                          360                399,620.46         1
                          6.2500             2462.87            80
                          6.0000             2462.87
DALLAS        TX 75219    5                  05/09/05           00
0004034451                01                 07/01/05           0.0000
0004034451                O                  06/01/35
0

9789154       286/286     F                  138,500.00         TX
                          360                137,862.12         1
                          6.0000             830.38             75
                          5.7500             830.38
PORT ARANSAS  TX 78373    5                  05/09/05           00
0004053070                05                 07/01/05           0.0000
0004053070                O                  06/01/35
0

9789296       286/286     F                  101,200.00         ZZ
                          360                100,630.08         1
                          6.3750             631.36             80
                          6.1250             631.36
KILLINGLY     CT 06239    1                  12/23/04           00
0003765541                05                 02/01/05           0.0000
0003765541                O                  01/01/35
0

9789304       286/286     F                  89,250.00          ZZ
                          360                88,914.64          1
                          7.5000             624.05             85
                          7.2500             624.05
TURNERS FALLS MA 01376    1                  01/19/05           10
0003820235                05                 03/01/05           20.0000
0003820235                N                  02/01/35
0

9789306       286/286     F                  107,120.00         ZZ
                          360                106,747.95         1
                          6.7500             694.78             80
                          6.5000             694.78
BALTIMORE     MD 21217    1                  02/25/05           00
0003837405                07                 04/01/05           0.0000
0003837405                N                  03/01/35
0

9789314       286/286     F                  180,000.00         ZZ
                          360                179,812.06         1
                          5.7500             1050.44            80
                          5.5000             1050.44
EVERETT       WA 98204    2                  05/06/05           00
0003892260                05                 07/01/05           0.0000
0003892260                O                  06/01/35
0

9789324       286/286     F                  155,200.00         ZZ
                          360                155,049.15         1
                          6.1250             943.02             80
                          5.8750             943.02
LEWISTON      ID 83501    5                  05/03/05           00
0003931154                05                 07/01/05           0.0000
0003931154                O                  06/01/35
0

9789330       286/286     F                  223,200.00         ZZ
                          360                223,012.48         1
                          6.8750             1466.27            80
                          6.6250             1466.27
COLUMBIA      SC 29223    2                  05/13/05           00
0003939363                05                 07/01/05           0.0000
0003939363                O                  06/01/35
0

9789332       286/286     F                  73,350.00          ZZ
                          360                73,286.84          1
                          6.7500             475.75             90
                          6.5000             475.75
HYATTSVILLE   MD 20785    1                  05/10/05           01
0003944819                01                 07/01/05           30.0000
0003944819                O                  06/01/35
0

9789336       286/286     F                  288,000.00         ZZ
                          241                287,417.09         1
                          6.5000             2142.91            80
                          6.2500             2142.91
WHEATON       IL 60187    2                  05/10/05           00
0003947667                05                 07/01/05           0.0000
0003947667                O                  07/01/25
0

9789348       286/286     F                  150,000.00         ZZ
                          360                149,861.07         1
                          6.3750             935.81             75
                          6.1250             935.81
TAOS SKI VALLENM 87525    5                  05/06/05           00
0003963716                01                 07/01/05           0.0000
0003963716                N                  06/01/35
0

9789352       286/286     F                  126,000.00         ZZ
                          360                125,894.14         1
                          6.8750             827.74             90
                          6.6250             827.74
NORFOLK       VA 23505    1                  05/13/05           11
0003975107                05                 07/01/05           25.0000
0003975107                N                  06/01/35
0

9789354       286/286     F                  113,905.00         ZZ
                          360                113,806.93         1
                          6.7500             738.79             95
                          6.5000             738.79
DECATUR       IL 62526    1                  05/20/05           11
0003983313                05                 07/01/05           30.0000
0003983313                O                  06/01/35
0

9789360       286/286     F                  93,200.00          ZZ
                          360                93,111.57          1
                          6.2500             573.85             80
                          6.0000             573.85
FRUITLAND     ID 83619    1                  05/04/05           00
0003986566                05                 07/01/05           0.0000
0003986566                O                  06/01/35
0

9789364       286/286     F                  100,800.00         ZZ
                          360                100,708.87         1
                          6.5000             637.13             80
                          6.2500             637.13
GRANTSVILLE   UT 84029    1                  05/19/05           00
0003987048                05                 07/01/05           0.0000
0003987048                N                  06/01/35
0

9789372       286/286     F                  140,000.00         ZZ
                          360                139,867.16         1
                          6.2500             862.01             80
                          6.0000             862.01
DECATUR       IL 62521    1                  05/13/05           00
0003993627                05                 07/01/05           0.0000
0003993627                O                  06/01/35
0

9789380       286/286     F                  110,700.00         ZZ
                          360                110,604.69         1
                          6.7500             718.00             90
                          6.5000             718.00
ROSWELL       NM 88203    5                  05/04/05           04
0003998606                05                 07/01/05           25.0000
0003998606                O                  06/01/35
0

9789388       286/286     F                  96,800.00          ZZ
                          360                96,714.59          1
                          6.6250             619.83             80
                          6.3750             619.83
VIRGINIA BEACHVA 23453    5                  05/17/05           00
0004004926                07                 07/01/05           0.0000
0004004926                N                  06/01/35
0

9789390       286/286     F                  79,200.00          ZZ
                          360                79,130.12          1
                          6.6250             507.13             80
                          6.3750             507.13
VIRGINIA BEACHVA 23453    5                  05/17/05           00
0004004928                07                 07/01/05           0.0000
0004004928                N                  06/01/35
0

9789396       286/286     F                  180,000.00         ZZ
                          360                179,837.27         1
                          6.5000             1137.73            90
                          6.2500             1137.73
SAN BERNARDINOCA 92411    1                  05/06/05           04
0004005885                05                 07/01/05           25.0000
0004005885                O                  06/01/35
0

9789398       286/286     F                  104,000.00         ZZ
                          360                103,908.24         1
                          6.6250             665.93             80
                          6.3750             665.93
VIRGINIA BEACHVA 23452    5                  05/17/05           00
0004006505                07                 07/01/05           0.0000
0004006505                N                  06/01/35
0

9789406       286/286     F                  83,200.00          ZZ
                          360                83,122.94          1
                          6.3750             519.06             80
                          6.1250             519.06
ELSIE         MI 48831    5                  05/11/05           00
0004012564                05                 07/01/05           0.0000
0004012564                N                  06/01/35
0

9789422       286/286     F                  81,950.00          ZZ
                          360                81,882.82          1
                          7.0000             545.22             90
                          6.7500             545.22
COLUMBUS      OH 43224    1                  05/13/05           11
0004018849                05                 07/01/05           25.0000
0004018849                O                  06/01/35
0

9789432       286/286     F                  197,125.00         ZZ
                          360                196,955.28         1
                          6.7500             1278.55            95
                          6.5000             1278.55
HARWINTON     CT 06791    1                  05/13/05           11
0004024685                05                 07/01/05           30.0000
0004024685                O                  06/01/35
0

9789436       286/286     F                  133,875.00         ZZ
                          360                133,744.88         1
                          6.1250             813.44             90
                          5.8750             813.44
CROWLEY       TX 76036    1                  05/12/05           01
0004026617                03                 07/01/05           30.0000
0004026617                N                  06/01/35
0

9789442       286/286     F                  172,000.00         ZZ
                          360                171,828.77         1
                          6.0000             1031.23            80
                          5.7500             1031.23
MANSFIELD     LA 71052    1                  05/20/05           00
0004027546                05                 07/01/05           0.0000
0004027546                O                  06/01/35
0

9789460       286/286     F                  65,600.00          ZZ
                          360                65,539.24          1
                          6.3750             409.26             80
                          6.1250             409.26
HILLIARD      OH 43026    1                  05/13/05           00
0004032867                01                 07/01/05           0.0000
0004032867                N                  06/01/35
0

9789464       286/286     F                  72,900.00          ZZ
                          360                72,827.42          1
                          6.0000             437.08             60
                          5.7500             437.08
BROADVIEW HTS OH 44147    1                  05/06/05           00
0004033067                01                 07/01/05           0.0000
0004033067                O                  06/01/35
0

9789468       286/286     F                  175,920.00         ZZ
                          360                175,740.63         1
                          5.8750             1040.64            80
                          5.6250             1040.64
NORFOLK       VA 23518    1                  05/20/05           00
0004035191                05                 07/01/05           0.0000
0004035191                O                  06/01/35
0

9789470       286/286     F                  91,200.00          ZZ
                          360                91,115.53          1
                          6.3750             568.97             80
                          6.1250             568.97
HERSCHER      IL 60941    1                  05/09/05           00
0004036185                05                 07/01/05           0.0000
0004036185                O                  06/01/35
0

9789480       286/286     F                  81,600.00          ZZ
                          360                81,518.76          1
                          6.0000             489.24             80
                          5.7500             489.24
FORT WORTH    TX 76134    2                  05/19/05           00
0004043323                05                 07/01/05           0.0000
0004043323                N                  06/01/35
0

9789482       286/286     F                  92,000.00          ZZ
                          360                91,908.41          1
                          6.0000             551.59             80
                          5.7500             551.59
FORT WORTH    TX 76123    2                  05/13/05           00
0004043327                05                 07/01/05           0.0000
0004043327                N                  06/01/35
0

9789484       286/286     F                  179,100.00         ZZ
                          360                178,881.57         1
                          6.5000             1132.04            90
                          6.2500             1132.04
AUSTIN        TX 78748    1                  05/18/05           11
0004044604                03                 07/01/05           25.0000
0004044604                O                  06/01/35
0

9789488       286/286     F                  308,000.00         ZZ
                          360                307,693.38         1
                          6.0000             1846.62            80
                          5.7500             1846.62
TACOMA        WA 98403    1                  05/05/05           00
0004045722                05                 07/01/05           0.0000
0004045722                O                  06/01/35
0

9789490       286/286     F                  130,400.00         ZZ
                          360                130,293.11         1
                          7.0000             867.56             80
                          6.7500             867.56
FREDERICKSBURGTX 78624    1                  05/11/05           00
0004047089                05                 07/01/05           0.0000
0004047089                N                  06/01/35
0

9789492       286/286     F                  105,600.00         ZZ
                          360                105,413.15         1
                          6.6250             676.17             80
                          6.3750             676.17
SEBRING       FL 33876    1                  04/27/05           00
0004047295                05                 06/01/05           0.0000
0004047295                N                  05/01/35
0

9789496       286/286     F                  82,400.00          ZZ
                          300                82,298.28          1
                          7.0000             582.39             80
                          6.7500             582.39
VIRGINIA BEACHVA 23462    1                  05/19/05           00
0004048393                01                 07/01/05           0.0000
0004048393                N                  06/01/30
0

9789506       286/286     F                  193,600.00         T
                          360                193,424.98         1
                          6.5000             1223.69            80
                          6.2500             1223.69
MONTGOMERY    TX 77356    1                  05/20/05           00
0004049478                03                 07/01/05           0.0000
0004049478                O                  06/01/35
0

9789508       286/286     F                  85,000.00          ZZ
                          360                84,917.38          1
                          6.1250             516.47             43
                          5.8750             516.47
MOUNT AIRY    MD 21771    1                  05/18/05           00
0004050091                05                 07/01/05           0.0000
0004050091                O                  06/01/35
0

9789512       286/286     F                  68,800.00          ZZ
                          360                68,748.94          1
                          7.5000             481.06             80
                          7.2500             481.06
SPRINGFIELD   MO 65803    1                  05/09/05           00
0004050775                05                 07/01/05           0.0000
0004050775                N                  06/01/35
0

9789516       286/286     F                  121,600.00         ZZ
                          360                121,490.07         1
                          6.5000             768.60             80
                          6.2500             768.60
SHAKOPEE      MN 55379    1                  05/17/05           00
0004053663                03                 07/01/05           0.0000
0004053663                N                  06/01/35
0

9789522       286/286     F                  193,900.00         ZZ
                          360                193,728.92         1
                          6.6250             1241.57            80
                          6.3750             1241.57
NEW MARKET    MD 21774    1                  05/17/05           00
0004054436                09                 07/01/05           0.0000
0004054436                O                  06/01/35
0

9789526       286/286     F                  72,000.00          ZZ
                          360                71,938.00          1
                          6.7500             467.00             90
                          6.5000             467.00
SOUTH BEND    IN 46615    1                  05/17/05           01
0004056575                05                 07/01/05           40.0000
0004056575                N                  06/01/35
0

9789534       286/286     F                  127,900.00         ZZ
                          360                127,684.48         1
                          6.8750             840.21             80
                          6.6250             840.21
HIALEAH       FL 33010    1                  04/29/05           00
0004057751                01                 06/01/05           0.0000
0004057751                N                  05/01/35
0

9789546       286/286     F                  260,000.00         ZZ
                          360                259,770.61         1
                          6.6250             1664.81            80
                          6.3750             1664.81
OAKLAND PARK  FL 33309    5                  05/12/05           00
0004062288                05                 07/01/05           0.0000
0004062288                O                  06/01/35
0

9789548       286/286     F                  176,000.00         ZZ
                          360                175,824.79         1
                          6.0000             1055.21            80
                          5.7500             1055.21
GILBERT       AZ 85233    1                  05/19/05           00
0004062696                03                 07/01/05           0.0000
0004062696                N                  06/01/35
0

9789550       286/286     F                  140,000.00         ZZ
                          360                139,867.16         1
                          6.2500             862.01             80
                          6.0000             862.01
OWINGS MILLS  MD 21117    1                  05/17/05           00
0004064127                01                 07/01/05           0.0000
0004064127                O                  06/01/35
0

9789560       286/286     F                  99,920.00          ZZ
                          360                99,843.96          1
                          7.3750             690.13             80
                          7.1250             690.13
CUBA          IL 61427    1                  05/19/05           00
0004067407                05                 07/01/05           0.0000
0004067407                O                  06/01/35
0

9789562       286/286     F                  72,000.00          ZZ
                          360                71,936.47          1
                          6.6250             461.03             80
                          6.3750             461.03
MACON         GA 31204    5                  05/16/05           00
0004069637                05                 07/01/05           0.0000
0004069637                O                  06/01/35
0

9789570       286/286     F                  284,000.00         ZZ
                          360                283,717.27         1
                          6.0000             1702.73            80
                          5.7500             1702.73
CELINA        TX 75009    1                  05/18/05           00
0004072893                05                 07/01/05           0.0000
0004072893                O                  06/01/35
0

9789574       286/286     F                  100,000.00         ZZ
                          360                99,667.06          1
                          6.5000             632.07             80
                          6.2500             632.07
HELLAM        PA 17406    1                  05/20/05           00
0004073331                05                 07/01/05           0.0000
0004073331                O                  06/01/35
0

9789582       286/286     F                  43,200.00          ZZ
                          360                43,163.70          1
                          6.8750             283.80             90
                          6.6250             283.80
SOUTH BEND    IN 46616    1                  05/12/05           10
0004078038                05                 07/01/05           25.0000
0004078038                N                  06/01/35
0

9789584       286/286     F                  127,900.00         ZZ
                          360                127,781.54         1
                          6.3750             797.93             80
                          6.1250             797.93
HIALEAH       FL 33010    1                  05/06/05           00
0004080541                01                 07/01/05           0.0000
0004080541                N                  06/01/35
0

9799225       025/025     F                  116,000.00         ZZ
                          360                114,933.73         1
                          6.3750             616.25             80
                          6.1250             612.03
PHOENIX       AZ 85032    1                  10/27/04           00
0134966688                05                 12/01/04           0.0000
0134966688                N                  11/01/34
0

9815148       F28/G02     F                  385,000.00         ZZ
                          360                383,816.64         1
                          5.8750             2277.42            74
                          5.6250             2277.42
GULF SHORES   AL 36542    1                  03/30/05           00
0439439829                08                 05/01/05           0.0000
2864178                   N                  04/01/35
0

9815308       F28/G02     F                  398,800.00         ZZ
                          360                398,430.63         1
                          6.3750             2488.00            80
                          6.1250             2488.00
DESTIN        FL 32541    1                  05/09/05           00
0439453499                02                 07/01/05           0.0000
3522486                   N                  06/01/35
0

9816056       956/956     F                  190,000.00         ZZ
                          360                189,429.70         1
                          6.0000             1139.15            28
                          5.7500             1139.15
SAN JOSE      CA 95119    2                  03/10/05           00
715030015                 05                 05/01/05           0.0000
715030015                 O                  04/01/35
0

9816064       956/956     F                  90,000.00          ZZ
                          360                89,736.24          1
                          6.1250             546.85             79
                          5.8750             546.85
NEW ORLEANS   LA 70115    1                  03/18/05           00
3215030028                01                 05/01/05           0.0000
3215030028                O                  04/01/35
0

9816066       956/956     F                  198,800.00         ZZ
                          360                197,159.23         1
                          5.8750             1175.98            70
                          5.6250             1175.98
CHARLOTTE     NC 28226    5                  03/23/05           00
3915030034                05                 05/01/05           0.0000
3915030034                O                  04/01/35
0

9816072       956/956     F                  175,600.00         ZZ
                          360                174,878.60         1
                          5.8750             1038.74            80
                          5.6250             1038.74
TACOMA        WA 98444    1                  02/22/05           00
5515010032                03                 04/01/05           0.0000
5515010032                O                  03/01/35
0

9818306       956/956     F                  308,400.00         ZZ
                          360                307,878.01         1
                          5.7500             1799.74            67
                          5.5000             1799.74
LOS BANOS     CA 93635    1                  05/18/05           00
815050011                 05                 07/01/05           0.0000
815050011                 O                  06/01/35
0

9818308       956/956     F                  290,000.00         ZZ
                          360                289,704.33         2
                          5.8750             1715.46            70
                          5.6250             1715.46
CRANFORD TWP  NJ 07016    2                  05/09/05           00
915040085                 05                 07/01/05           0.0000
915040085                 O                  06/01/35
0

9818310       956/956     F                  139,000.00         ZZ
                          360                138,586.15         1
                          6.1250             844.58             42
                          5.8750             844.58
HENDERSON     NV 89015    1                  04/01/05           00
1115040173                05                 06/01/05           0.0000
1115040173                O                  05/01/35
0

9818314       956/956     F                  223,000.00         ZZ
                          360                222,761.60         1
                          5.6250             1283.71            74
                          5.3750             1283.71
LYNNWOOD      WA 98036    2                  05/16/05           00
1315050010                05                 07/01/05           0.0000
1315050010                O                  06/01/35
0

9818316       956/956     F                  200,000.00         ZZ
                          360                199,800.90         1
                          6.0000             1199.10            37
                          5.7500             1199.10
JAMUL         CA 91935    5                  05/05/05           00
1515040079                05                 07/01/05           0.0000
1515040079                O                  06/01/35
0

9818318       956/956     F                  274,000.00         ZZ
                          360                272,437.48         1
                          5.8750             1620.81            57
                          5.6250             1620.81
PORTLAND      OR 97225    2                  04/22/05           00
1715040009                05                 06/01/05           0.0000
1715040009                O                  05/01/35
0

9818320       956/956     F                  66,000.00          ZZ
                          360                65,865.11          1
                          5.8750             390.41             30
                          5.6250             390.41
SEATTLE       WA 98178    2                  04/14/05           00
1815020377                05                 06/01/05           0.0000
1815020377                O                  05/01/35
0

9818324       956/956     F                  160,000.00         ZZ
                          360                159,836.87         1
                          5.8750             946.46             68
                          5.6250             946.46
CARSON CITY   NV 89701    5                  05/25/05           00
1815040260                05                 07/01/05           0.0000
1815040260                O                  06/01/35
0

9818326       956/956     F                  235,500.00         ZZ
                          360                235,254.13         1
                          5.7500             1374.31            62
                          5.5000             1374.31
BLUFFDALE     UT 84065    2                  05/12/05           00
2215050040                05                 07/01/05           0.0000
2215050040                O                  06/01/35
0

9818328       956/956     F                  243,000.00         ZZ
                          360                242,514.97         1
                          6.0000             1456.91            80
                          5.7500             1456.91
LITTLETON     CO 80123    1                  04/28/05           00
2415040083                05                 06/01/05           0.0000
2415040083                O                  05/01/35
0

9818330       956/956     F                  225,000.00         ZZ
                          360                224,765.09         1
                          5.7500             1313.04            65
                          5.5000             1313.04
MIDDLEBORO    MA 02346    5                  05/03/05           00
2815040075                05                 07/01/05           0.0000
2815040075                O                  06/01/35
0

9818334       956/956     F                  285,500.00         ZZ
                          360                285,208.92         1
                          5.8750             1688.84            80
                          5.6250             1688.84
BIG LAKE      MN 55309    1                  05/18/05           00
3515050032                05                 07/01/05           0.0000
3515050032                O                  06/01/35
0

9818336       956/956     F                  307,000.00         ZZ
                          360                306,372.47         1
                          5.8750             1816.02            68
                          5.6250             1816.02
RENO          NV 89506    1                  04/25/05           00
3715040028                03                 06/01/05           0.0000
3715040028                O                  05/01/35
0

9818338       956/956     F                  150,300.00         ZZ
                          360                149,985.41         1
                          5.7500             877.11             80
                          5.5000             877.11
HUNTINGDON    PA 16652    2                  04/06/05           00
3815030126                05                 06/01/05           0.0000
3815030126                O                  05/01/35
0

9818342       956/956     F                  126,750.00         ZZ
                          360                126,620.78         1
                          5.8750             749.77             60
                          5.6250             749.77
HOLLY SPRINGS NC 27540    1                  05/23/05           00
3915050024                03                 07/01/05           0.0000
3915050024                O                  06/01/35
0

9818344       956/956     F                  110,000.00         ZZ
                          360                109,790.71         1
                          6.2500             677.29             69
                          6.0000             677.29
CLEARWATER    FL 33760    5                  04/08/05           00
4115030101                05                 06/01/05           0.0000
4115030101                O                  05/01/35
0

9818348       956/956     F                  140,000.00         ZZ
                          360                139,733.64         1
                          6.2500             862.00             69
                          6.0000             862.00
SUMNER        WA 98390    5                  04/22/05           00
5515030047                03                 06/01/05           0.0000
5515030047                O                  05/01/35
0

9818352       956/956     F                  135,000.00         ZZ
                          360                134,862.36         1
                          5.8750             798.58             38
                          5.6250             798.58
SACRAMENTO    CA 95823    2                  05/20/05           00
7715050010                05                 07/01/05           0.0000
7715050010                O                  06/01/35
0

9818985       L14/G02     F                  125,450.00         ZZ
                          360                125,450.00         1
                          6.2500             653.39             65
                          6.0000             653.39
PHOENIX       AZ 85022    1                  01/14/05           00
0438985905                05                 03/01/05           0.0000
224302104                 N                  02/01/35
0

9826182       696/G02     F                  266,250.00         ZZ
                          360                265,978.55         1
                          5.8750             1574.97            75
                          5.6250             1574.97
ASHBURN       VA 20147    1                  05/20/05           00
0439411232                01                 07/01/05           0.0000
80105071                  O                  06/01/35
0

9826188       696/G02     F                  170,000.00         ZZ
                          360                170,000.00         1
                          5.8750             832.29             57
                          5.6250             832.29
CHANTILLY     VA 20151    1                  06/01/05           00
0439414525                01                 07/01/05           0.0000
25105122                  O                  06/01/35
0

9826196       696/G02     F                  466,200.00         ZZ
                          360                466,200.00         1
                          6.2500             2428.13            80
                          6.0000             2428.12
ARLINGTON     VA 22204    1                  05/27/05           00
0439390949                05                 07/01/05           0.0000
31205147                  O                  06/01/35
0

9826204       696/G02     F                  546,650.00         ZZ
                          360                546,650.00         1
                          6.5000             2961.02            80
                          6.2500             2961.02
OCEAN CITY    MD 21842    1                  06/03/05           00
0439391095                01                 07/01/05           0.0000
33805071                  N                  06/01/35
0

9826404       E23/G02     F                  136,500.00         ZZ
                          360                136,500.00         1
                          6.3750             851.58             65
                          6.1250             851.58
VICTORVILLE   CA 92395    5                  06/03/05           00
0439425364                05                 08/01/05           0.0000
51052157                  N                  07/01/35
0

9830037       E22/G02     F                  145,500.00         ZZ
                          360                145,500.00         1
                          6.3750             772.97             79
                          6.1250             772.97
SPRING HILL   FL 34609    1                  03/03/05           00
0423262435                03                 05/01/05           0.0000
0423262435                N                  04/01/35
0

9830378       696/G02     F                  652,500.00         ZZ
                          360                652,500.00         1
                          6.5000             3534.38            80
                          6.2500             3534.38
LAUREL        MD 20707    1                  05/31/05           00
0439433400                03                 07/01/05           0.0000
33805068                  O                  06/01/35
0

9831484       E23/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          5.8750             946.46             76
                          5.6250             946.46
TULARE        CA 93274    5                  06/01/05           00
0439486465                05                 08/01/05           0.0000
61019774                  O                  07/01/35
0

9834870       696/G02     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          6.2500             6157.17            65
                          6.0000             6157.17
MCLEAN        VA 22101    5                  06/18/05           00
0439483884                05                 08/01/05           0.0000
23605076                  O                  07/01/35
0

9836997       Y69/G02     F                  116,940.00         ZZ
                          360                116,543.65         1
                          6.8750             768.21             80
                          6.6250             768.21
MCKINNEY      TX 75070    1                  02/25/05           00
0439019035                03                 04/01/05           0.0000
3010020810                N                  03/01/35
0

9837324       696/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          5.8750             1538.00            80
                          5.6250             1538.00
ARLINGTON     VA 22201    1                  06/20/05           00
0439486366                01                 08/01/05           0.0000
23105031                  O                  07/01/35
0

9841085       Y69/G02     F                  108,472.00         ZZ
                          360                108,104.31         1
                          6.8750             712.59             80
                          6.6250             712.59
WYLIE         TX 75098    1                  02/25/05           00
0439053349                03                 04/01/05           0.0000
3010020815                N                  03/01/35
0

9841767       E22/U57     F                  117,000.00         ZZ
                          360                116,680.97         1
                          6.5000             739.52             77
                          6.2500             739.52
FLORENCE      OR 97439    5                  03/08/05           00
0423565100                05                 05/01/05           0.0000
0423565100                N                  04/01/35
0

9857662       696/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.0000             1600.00            80
                          5.7500             1600.00
WASHINGTON    DC 20005    1                  06/28/05           00
0439507328                01                 08/01/05           0.0000
24605126                  O                  07/01/35
0

9860003       E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          6.5000             736.67             80
                          6.2500             736.67
LAKE WORTH    FL 33461    1                  03/23/05           00
0423350180                03                 05/01/05           0.0000
0423350180                N                  04/01/35
0

9861792       696/G02     F                  368,000.00         ZZ
                          360                368,000.00         1
                          6.5000             1993.33            80
                          6.2500             1993.33
BRISTOW       VA 20136    1                  06/30/05           00
0439537093                03                 08/01/05           0.0000
24005150                  O                  07/01/35
0

9861808       696/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          6.1250             1735.42            80
                          5.8750             1735.42
STAFFORD      VA 22554    1                  06/29/05           00
0439533225                03                 08/01/05           0.0000
21705100                  O                  07/01/35
0

9868219       E22/G02     F                  118,400.00         ZZ
                          360                118,400.00         1
                          6.3750             629.00             80
                          6.1250             629.00
LEANDER       TX 78641    1                  03/25/05           00
0423730845                03                 05/01/05           0.0000
0423730845                N                  04/01/35
0

9871395       X78/G02     F                  128,000.00         ZZ
                          360                127,683.39         1
                          7.0000             851.59             80
                          6.7500             851.59
TUCKER        GA 30084    1                  03/31/05           00
0439103706                05                 05/01/05           0.0000
991309                    N                  04/01/35
0

9872151       E22/U57     F                  94,500.00          ZZ
                          360                94,500.00          1
                          7.3750             580.78             90
                          7.1250             580.78
DALLAS        TX 75241    1                  03/31/05           10
0423206325                05                 05/01/05           25.0000
0423206325                N                  04/01/35
0

9872211       E22/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          6.7500             841.50             80
                          6.5000             841.50
TACOMA        WA 98446    1                  03/29/05           00
0423471168                05                 05/01/05           0.0000
0423471168                N                  04/01/35
0

9874813       E22/G02     F                  135,200.00         ZZ
                          360                135,200.00         1
                          6.3750             718.25             80
                          6.1250             718.25
SPRINGVILLE   UT 84663    2                  03/30/05           00
0423668342                05                 05/01/05           0.0000
0423668342                N                  04/01/35
0

9876225       E22/U57     F                  370,000.00         ZZ
                          360                370,000.00         1
                          6.1250             1888.54            73
                          5.8750             1888.54
KELSEYVILLE   CA 95451    5                  03/29/05           00
0423774207                05                 06/01/05           0.0000
0423774207                O                  05/01/35
0

9876237       E22/U57     F                  108,000.00         ZZ
                          360                107,698.31         1
                          6.3750             673.78             78
                          6.1250             673.78
SAINT LOUIS   MO 63143    5                  04/05/05           00
0423794817                05                 05/01/05           0.0000
0423794817                N                  04/01/35
0

9877801       E22/U57     F                  441,600.00         ZZ
                          360                441,600.00         1
                          6.7500             2484.00            80
                          6.5000             2484.00
DALLAS        TX 75230    2                  03/31/05           00
0423654763                05                 06/01/05           0.0000
0423654763                O                  05/01/35
0

9885317       E22/U57     F                  107,000.00         ZZ
                          360                106,819.71         1
                          6.8750             702.91             80
                          6.6250             702.91
MILL CITY     OR 97360    5                  04/05/05           00
0423684299                05                 06/01/05           0.0000
0423684299                N                  05/01/35
0

9885561       E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.6250             795.00             80
                          6.3750             795.00
GREENACRES    FL 33463    1                  04/11/05           00
0423857671                05                 06/01/05           0.0000
0423857671                N                  05/01/35
0

9888565       E22/G02     F                  133,000.00         ZZ
                          360                132,752.97         1
                          6.3750             829.75             60
                          6.1250             829.75
SACRAMENTO    CA 95815    5                  04/04/05           00
0423873157                05                 06/01/05           0.0000
0423873157                N                  05/01/35
0

9891421       E22/U57     F                  118,085.00         ZZ
                          360                117,886.03         1
                          6.8750             775.73             80
                          6.6250             775.73
VERO BEACH    FL 32967    1                  04/14/05           00
0423916808                05                 06/01/05           0.0000
0423916808                N                  05/01/35
0

9891709       253/253     F                  600,000.00         ZZ
                          360                599,960.22         1
                          5.7500             2875.00            65
                          5.5000             2874.81
WATSONVILLE   CA 95076    5                  02/25/05           00
382627                    05                 04/01/05           0.0000
382627                    O                  03/01/35
0

9892483       E22/U57     F                  105,600.00         ZZ
                          360                105,408.56         1
                          6.5000             667.46             80
                          6.2500             667.46
MIDLOTHIAN    VA 23112    5                  04/15/05           00
0423886407                05                 06/01/05           0.0000
0423886407                N                  05/01/35
0

9898277       L14/G02     F                  156,650.00         ZZ
                          360                156,650.00         1
                          5.8750             766.93             65
                          5.6250             766.93
LAS VEGAS     NV 89156    5                  03/24/05           00
0439196320                03                 05/01/05           0.0000
223302755                 N                  04/01/35
0

9898309       L14/G02     F                  200,000.00         ZZ
                          360                199,399.67         1
                          6.0000             1199.11            32
                          5.7500             1199.11
VALLEJO       CA 94591    5                  03/08/05           00
0439196080                05                 05/01/05           0.0000
223302762                 O                  04/01/35
0

9898379       L14/G02     F                  136,077.00         ZZ
                          360                136,077.00         1
                          5.8750             666.21             65
                          5.6250             666.21
LAVERGNE      TN 37086    1                  03/15/05           00
0439202045                05                 05/01/05           0.0000
281900831                 O                  04/01/35
0

9898393       L14/G02     F                  141,600.00         ZZ
                          360                141,600.00         1
                          6.2500             737.50             80
                          6.0000             737.50
TEMPE         AZ 85282    5                  02/22/05           00
0439195009                05                 04/01/05           0.0000
232104594                 O                  03/01/35
0

9898419       L14/G02     F                  133,000.00         ZZ
                          360                133,000.00         1
                          6.0000             665.00             64
                          5.7500             665.00
DES MOINES    WA 98198    2                  03/25/05           00
0439196304                01                 05/01/05           0.0000
220627464                 N                  04/01/35
0

9898427       L14/G02     F                  152,750.00         ZZ
                          360                152,750.00         1
                          5.8750             747.84             65
                          5.6250             747.84
VALLEJO       CA 94591    1                  03/22/05           00
0439193855                01                 05/01/05           0.0000
223302758                 N                  04/01/35
0

9898445       L14/G02     F                  237,500.00         ZZ
                          360                237,500.00         1
                          6.0000             1187.50            74
                          5.7500             1187.50
OLYMPIA       WA 98501    5                  02/28/05           00
0439196411                05                 04/01/05           0.0000
220627224                 O                  03/01/35
0

9898453       L14/G02     F                  152,000.00         ZZ
                          360                151,652.39         1
                          5.8750             744.17             80
                          5.6250             744.17
BOULDER       CO 80301    5                  03/04/05           00
0439195280                05                 04/01/05           0.0000
232807893                 O                  03/01/35
0

9898463       L14/G02     F                  126,400.00         ZZ
                          360                126,400.00         1
                          6.3750             671.50             80
                          6.1250             671.50
ALBUQUERQUE   NM 87120    1                  03/17/05           00
0439196940                05                 05/01/05           0.0000
219305495                 O                  04/01/35
0

9899131       N67/G02     F                  384,000.00         ZZ
                          360                383,846.23         1
                          6.5000             2080.00            80
                          6.2500             2079.58
HENDERSON     NV 89074    5                  03/29/05           00
0439200700                03                 05/01/05           0.0000
1162005118                O                  04/01/35
0

9899139       N67/G02     F                  120,000.00         T
                          360                120,000.00         1
                          6.7500             675.00             80
                          6.5000             675.00
HOLLYWOOD     FL 33019    1                  04/15/05           00
0439202896                01                 06/01/05           0.0000
3252010014                O                  05/01/35
0

9899149       N67/G02     F                  147,000.00         ZZ
                          360                146,933.72         1
                          5.8750             719.69             70
                          5.6250             719.69
JUPITER       FL 33458    5                  03/15/05           00
0439203209                05                 05/01/05           0.0000
3254019212                O                  04/01/35
0

9899181       N67/G02     F                  356,000.00         ZZ
                          360                355,805.26         1
                          5.8750             1742.92            75
                          5.6250             1742.43
LEONIA        NJ 07605    1                  03/28/05           00
0439200817                05                 05/01/05           0.0000
3274025259                O                  04/01/35
0

9899269       N67/G02     F                  159,900.00         ZZ
                          360                159,848.61         1
                          6.0000             799.50             89
                          5.7500             799.50
APPLE VALLEY  CA 92308    1                  03/21/05           11
0439206616                09                 05/01/05           30.0000
3318002483                O                  04/01/35
0

9899275       N67/G02     F                  770,000.00         ZZ
                          360                770,000.00         1
                          5.7500             3689.58            70
                          5.5000             3689.58
SAN DIEGO     CA 92103    5                  03/04/05           00
0439202581                05                 05/01/05           0.0000
3318002516                O                  04/01/35
0

9899303       N67/G02     F                  600,000.00         ZZ
                          360                600,000.00         1
                          5.8750             2937.50            75
                          5.6250             2937.50
SAN CLEMENTE  CA 92672    5                  03/16/05           00
0439204777                05                 05/01/05           0.0000
3318002721                O                  04/01/35
0

9899305       N67/G02     F                  165,000.00         ZZ
                          360                165,000.00         1
                          5.7500             790.63             63
                          5.5000             790.63
HESPERIA      CA 92345    1                  04/05/05           00
0439206707                05                 06/01/05           0.0000
3318002737                O                  05/01/35
0

9899341       N67/G02     F                  480,000.00         ZZ
                          360                478,492.18         1
                          6.2500             2500.00            77
                          6.0000             2497.40
RANCHO CUCAMONCA 91739    5                  03/30/05           00
0439207176                05                 05/01/05           0.0000
3318002920                O                  04/01/35
0

9899343       N67/G02     F                  1,884,700.00       ZZ
                          360                1,884,700.00       1
                          5.8750             9227.18            65
                          5.6250             9227.18
MANHATTAN BEACCA 90266    5                  04/08/05           00
0439205006                05                 06/01/05           0.0000
3318002928                O                  05/01/35
0

9899385       N67/G02     F                  390,000.00         ZZ
                          360                390,000.00         1
                          5.7500             1868.75            63
                          5.5000             1868.75
SEATTLE       WA 98177    5                  03/18/05           00
0439206178                05                 05/01/05           0.0000
3339001560                O                  04/01/35
0

9899397       N67/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          5.7500             1533.33            53
                          5.5000             1533.33
SANTA ROSA    CA 95403    5                  03/16/05           00
0439206392                05                 05/01/05           0.0000
3347001432                O                  04/01/35
0

9899405       N67/G02     F                  684,000.00         ZZ
                          360                684,000.00         1
                          5.8750             3348.75            75
                          5.6250             3348.75
BRENTWOOD     CA 94513    5                  03/18/05           00
0439207481                05                 05/01/05           0.0000
3347001506                O                  04/01/35
0

9899417       N67/G02     F                  297,500.00         ZZ
                          360                297,000.00         1
                          5.8750             1456.51            70
                          5.6250             1455.53
SOLEDAD       CA 93960    5                  03/07/05           00
0439206806                05                 05/01/05           0.0000
3347001550                O                  04/01/35
0

9899419       N67/G02     F                  637,500.00         ZZ
                          360                637,500.00         1
                          5.8750             3121.09            75
                          5.6250             3121.09
FOLSOM        CA 95630    5                  03/17/05           00
0439207705                03                 05/01/05           0.0000
3347001587                O                  04/01/35
0

9899451       N67/G02     F                  350,000.00         ZZ
                          360                349,998.51         1
                          5.8750             1713.54            69
                          5.6250             1713.54
ANTIOCH       CA 94531    5                  04/04/05           00
0439205683                03                 06/01/05           0.0000
3347001852                O                  05/01/35
0

9899505       L14/G02     F                  166,500.00         ZZ
                          360                166,500.00         1
                          5.8750             815.16             55
                          5.6250             815.16
WILLITS       CA 95490    5                  03/23/05           00
0439194754                05                 05/01/05           0.0000
223801555                 O                  04/01/35
0

9899517       L14/G02     F                  450,000.00         ZZ
                          360                449,993.00         1
                          5.7500             2156.25            63
                          5.5000             2156.25
TEMPLETON     CA 93465    5                  03/14/05           00
0439204124                05                 05/01/05           0.0000
217350004                 O                  04/01/35
0

9899541       L14/G02     F                  161,200.00         ZZ
                          360                160,800.00         1
                          6.0000             806.00             80
                          5.7500             805.00
DES MOINES    WA 98148    1                  03/09/05           00
0439204322                05                 05/01/05           0.0000
220627089                 O                  04/01/35
0

9899599       L14/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          5.7500             479.17             09
                          5.5000             479.17
SONOMA        CA 95476    5                  03/24/05           00
0439195934                05                 05/01/05           0.0000
223302900                 O                  04/01/35
0

9899617       L14/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.0000             800.00             80
                          5.7500             800.00
DES MOINES    WA 98198    1                  03/14/05           00
0439194291                05                 05/01/05           0.0000
220626949                 O                  04/01/35
0

9899621       L14/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.0000             1000.00            41
                          5.7500             1000.00
BUCKEYE       AZ 85326    1                  03/25/05           00
0439199258                03                 05/01/05           0.0000
281002080                 O                  04/01/35
0

9899645       L14/G02     F                  346,500.00         ZZ
                          360                346,500.00         1
                          5.6250             1624.22            70
                          5.3750             1624.22
RENO          NV 89509    1                  03/01/05           00
0439203597                05                 05/01/05           0.0000
204032211                 O                  04/01/35
0

9899703       L14/G02     F                  278,000.00         ZZ
                          360                278,000.00         1
                          5.7500             1332.08            56
                          5.5000             1332.08
GOODYEAR      AZ 85338    1                  03/10/05           00
0439194168                03                 05/01/05           0.0000
281001990                 O                  04/01/35
0

9899721       L14/G02     F                  152,200.00         ZZ
                          360                152,200.00         1
                          5.7500             729.29             42
                          5.5000             729.29
BRADENTON     FL 34202    1                  03/23/05           00
0439202391                03                 05/01/05           0.0000
237000893                 N                  04/01/35
0

9899773       L14/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          5.8750             724.58             80
                          5.6250             724.58
SELMA         CA 93662    5                  02/22/05           00
0439194960                05                 04/01/05           0.0000
223801475                 O                  03/01/35
0

9899831       L14/G02     F                  167,843.00         ZZ
                          360                167,843.00         1
                          5.8750             821.73             77
                          5.6250             821.73
LOVELAND      CO 80538    5                  03/09/05           00
0439195850                03                 05/01/05           0.0000
203527215                 O                  04/01/35
0

9899859       L14/G02     F                  324,000.00         ZZ
                          360                324,000.00         1
                          5.8750             1586.25            80
                          5.6250             1586.25
TACOMA        WA 98422    5                  03/01/05           00
0439204868                03                 05/01/05           0.0000
220627414                 O                  04/01/35
0

9902329       L14/G02     F                  263,000.00         ZZ
                          360                262,610.63         1
                          6.3750             1397.19            80
                          6.1250             1397.19
LEESBURG      VA 20175    5                  03/14/05           00
0439201492                03                 05/01/05           0.0000
205861215                 O                  04/01/35
0

9902335       L14/G02     F                  350,000.00         ZZ
                          360                350,000.00         1
                          5.7500             1677.08            78
                          5.5000             1677.08
RENO          NV 89509    1                  03/01/05           00
0439198680                05                 05/01/05           0.0000
204032237                 O                  04/01/35
0

9902349       L14/G02     F                  120,000.00         ZZ
                          360                119,639.79         1
                          6.0000             719.47             58
                          5.7500             719.47
ARVADA        CO 80003    5                  03/14/05           00
0439201005                05                 05/01/05           0.0000
232807971                 O                  04/01/35
0

9902353       L14/G02     F                  256,399.00         ZZ
                          360                255,716.58         1
                          6.6250             1641.76            87
                          6.3750             1641.76
XENIA         OH 45385    2                  03/25/05           12
0439197757                05                 05/01/05           25.0000
119425549                 O                  04/01/35
0

9902355       L14/G02     F                  308,000.00         ZZ
                          360                307,799.52         1
                          5.7500             1475.83            80
                          5.5000             1474.39
GLENDALE      AZ 85310    1                  03/02/05           00
0439197997                03                 05/01/05           0.0000
281002033                 O                  04/01/35
0

9902469       L14/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          5.7500             527.08             24
                          5.5000             527.08
WESTON        FL 33332    1                  03/31/05           00
0439197559                03                 05/01/05           0.0000
120003396                 O                  04/01/35
0

9902505       L14/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          5.8750             881.25             80
                          5.6250             881.25
FORT COLLINS  CO 80526    5                  02/21/05           00
0439200239                03                 04/01/05           0.0000
203527209                 O                  03/01/35
0

9902531       L14/G02     F                  322,000.00         ZZ
                          360                321,885.56         1
                          5.7500             1542.92            58
                          5.5000             1542.64
KIRKLAND      WA 98033    5                  03/22/05           00
0439204165                05                 05/01/05           0.0000
220627510                 O                  04/01/35
0

9902809       T08/G02     F                  170,050.00         ZZ
                          360                169,502.07         1
                          5.6250             978.90             95
                          5.3750             978.90
RANDALLSTOWN  MD 21133    5                  03/31/05           11
0439205436                09                 05/01/05           30.0000
1323133647                O                  04/01/35
0

9905133       E22/U57     F                  555,000.00         ZZ
                          360                555,000.00         1
                          6.5000             3006.25            75
                          6.2500             3006.25
MIAMI         FL 33137    5                  04/25/05           00
0423681840                05                 06/01/05           0.0000
0423681840                N                  05/01/35
0

9909521       E22/G02     F                  129,000.00         ZZ
                          360                128,705.57         1
                          7.1250             869.10             77
                          6.8750             869.10
JACKSONVILLE  AL 36265    2                  04/28/05           00
0423767110                05                 06/01/05           0.0000
0423767110                N                  05/01/35
0

9911673       E22/G02     F                  139,200.00         ZZ
                          360                139,000.00         1
                          6.7500             783.00             80
                          6.5000             783.00
MIRAMAR       FL 33023    1                  04/29/05           00
0423813328                05                 06/01/05           0.0000
0423813328                N                  05/01/35
0

9912089       E22/G02     F                  135,000.00         TX
                          360                134,730.55         1
                          6.0000             809.39             72
                          5.7500             809.39
CHANDLER      TX 75758    5                  04/29/05           00
0423904549                05                 06/01/05           0.0000
0423904549                N                  05/01/35
0

9912259       E22/U57     F                  103,700.00         ZZ
                          360                103,533.65         1
                          7.1250             698.65             85
                          6.8750             698.65
GREENACRES    FL 33463    1                  04/29/05           10
0423963123                05                 06/01/05           20.0000
0423963123                N                  05/01/35
0

9912291       E22/G02     F                  122,320.00         ZZ
                          360                122,320.00         1
                          6.6250             675.31             80
                          6.3750             675.31
MERIDIAN      ID 83642    1                  04/27/05           00
0424079515                03                 06/01/05           0.0000
0424079515                N                  05/01/35
0

9913713       E22/U57     F                  280,000.00         ZZ
                          360                279,479.94         1
                          6.3750             1746.84            77
                          6.1250             1746.84
STOCKTON      CA 95219    5                  04/26/05           00
0423627249                03                 06/01/05           0.0000
0423627249                N                  05/01/35
0

9913783       E22/U57     F                  412,000.00         ZZ
                          360                411,400.00         1
                          6.5000             2231.67            80
                          6.2500             2230.04
CULPEPER      VA 22701    2                  04/26/05           00
0423824291                03                 06/01/05           0.0000
0423824291                O                  05/01/35
0

9916265       E22/U57     F                  204,000.00         ZZ
                          360                203,611.87         1
                          6.2500             1256.06            80
                          6.0000             1256.06
MOSES LAKE    WA 98837    5                  04/22/05           00
0423933597                05                 06/01/05           0.0000
0423933597                O                  05/01/35
0

9916269       E22/U57     F                  255,000.00         ZZ
                          360                254,514.82         1
                          6.2500             1570.08            51
                          6.0000             1570.08
NEVADA CITY   CA 95959    5                  04/25/05           00
0423939198                05                 06/01/05           0.0000
0423939198                O                  05/01/35
0

9916785       A11/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          5.8750             1566.67            79
                          5.6250             1566.67
VALLEY CITY   OH 44280    5                  03/14/05           00
0439225210                05                 05/01/05           0.0000
4674629309                O                  04/01/35
0

9916807       A11/G02     F                  215,000.00         ZZ
                          360                215,000.00         1
                          5.8750             1052.61            70
                          5.6250             1052.60
WASHINGTON    MA 01223    5                  04/18/05           00
0439219239                05                 06/01/05           0.0000
4674796724                O                  05/01/35
0

9916817       A11/G02     F                  108,800.00         ZZ
                          360                108,800.00         1
                          6.2500             566.67             80
                          6.0000             566.67
SPRINGHILL    FL 34609    5                  04/19/05           00
0439224098                05                 06/01/05           0.0000
4674920281                O                  05/01/35
0

9916863       A11/G02     F                  125,250.00         ZZ
                          360                125,250.00         1
                          6.1250             639.30             65
                          5.8750             639.30
EAST STROUDSBUPA 18301    2                  04/07/05           00
0439219098                05                 06/01/05           0.0000
4674741590                O                  05/01/35
0

9917303       E22/U57     F                  148,000.00         TX
                          360                147,875.67         1
                          6.8750             972.25             80
                          6.6250             972.25
GUN BARREL CITTX 75156    5                  04/29/05           00
0423869189                05                 07/01/05           0.0000
0423869189                O                  06/01/35
0

9917329       E22/U57     F                  208,000.00         TX
                          360                207,604.26         1
                          6.2500             1280.69            80
                          6.0000             1280.69
ROWLETT       TX 75088    5                  04/21/05           00
0423915834                05                 06/01/05           0.0000
0423915834                O                  05/01/35
0

9917417       E22/U57     F                  216,000.00         ZZ
                          360                214,649.51         1
                          6.2500             1125.00            80
                          6.0000             1125.00
MIAMI         FL 33173    2                  04/29/05           00
0423991702                03                 06/01/05           0.0000
0423991702                O                  05/01/35
0

9918253       624/G02     F                  108,000.00         ZZ
                          360                107,690.99         1
                          6.2500             664.97             80
                          6.0000             664.97
NEWTON        IA 50208    5                  03/02/05           00
0439291881                05                 05/01/05           0.0000
1000074662                O                  04/01/35
0

9918267       883/G02     F                  135,200.00         ZZ
                          360                134,972.17         1
                          6.8750             888.17             80
                          6.6250             888.17
WINTER HAVEN  FL 33884    1                  04/29/05           00
0439333675                09                 06/01/05           0.0000
21001232                  N                  05/01/35
0

9920673       E22/U57     F                  225,000.00         ZZ
                          360                224,582.10         1
                          6.3750             1403.71            75
                          6.1250             1403.71
MALABAR       FL 32950    5                  05/02/05           00
0423928878                05                 06/01/05           0.0000
0423928878                O                  05/01/35
0

9920781       E22/G02     F                  187,000.00         ZZ
                          360                187,000.00         1
                          6.2500             973.96             85
                          6.0000             973.96
ROYAL PALM BEAFL 33411    5                  05/02/05           10
0424024339                05                 07/01/05           12.0000
0424024339                O                  06/01/35
0

9920801       E22/U57     F                  114,000.00         ZZ
                          360                113,899.42         1
                          6.6250             729.95             80
                          6.3750             729.95
TULARE        CA 93274    5                  05/02/05           00
0424038628                05                 07/01/05           0.0000
0424038628                O                  06/01/35
0

9921719       Q14/U57     F                  104,800.00         ZZ
                          360                104,640.01         1
                          7.3750             723.83             80
                          7.1250             723.83
LEES SUMMIT   MO 64063    5                  04/15/05           00
0439255134                05                 06/01/05           0.0000
0000526000                O                  05/01/35
0

9922605       U05/G02     F                  142,000.00         ZZ
                          360                141,736.26         1
                          6.3750             885.90             87
                          6.1250             885.90
MERIDIAN      ID 83642    5                  04/14/05           14
0439258468                05                 06/01/05           25.0000
3000737473                O                  05/01/35
0

9922649       U05/G02     F                  140,250.00         ZZ
                          360                140,001.83         1
                          6.6250             898.04             85
                          6.3750             898.04
NORTH MIAMI   FL 33161    5                  04/21/05           10
0439232018                05                 06/01/05           12.0000
3000739720                O                  05/01/35
0

9922775       U05/G02     F                  143,910.00         ZZ
                          360                143,684.80         1
                          7.2500             981.72             90
                          7.0000             981.72
MIAMI         FL 33172    1                  04/28/05           10
0439233412                01                 06/01/05           25.0000
3000738118                N                  05/01/35
0

9923287       E22/U57     F                  110,500.00         ZZ
                          360                110,500.00         1
                          7.0000             644.58             85
                          6.7500             644.58
BERKLEY       MI 48072    1                  05/09/05           04
0424130201                05                 07/01/05           20.0000
0424130201                N                  06/01/35
0

9923299       E22/U57     F                  151,300.00         ZZ
                          360                151,300.00         1
                          6.7500             851.06             85
                          6.5000             851.06
GALVESTON     TX 77554    1                  05/04/05           04
0424140358                03                 07/01/05           20.0000
0424140358                N                  06/01/35
0

9924627       E22/U57     F                  104,000.00         TX
                          360                103,910.46         1
                          6.7500             674.54             80
                          6.5000             674.54
AUSTIN        TX 78745    5                  05/10/05           00
0424056497                05                 07/01/05           0.0000
0424056497                N                  06/01/35
0

9924637       E22/U57     F                  360,000.00         ZZ
                          360                360,000.00         1
                          6.2500             1875.00            80
                          6.0000             1875.00
LODI          CA 95242    5                  05/05/05           00
0424065027                05                 07/01/05           0.0000
0424065027                O                  06/01/35
0

9924723       E22/U57     F                  223,500.00         ZZ
                          360                223,307.57         1
                          6.7500             1449.62            85
                          6.5000             1449.62
LOUISVILLE    KY 40222    2                  05/04/05           04
0424137990                05                 07/01/05           12.0000
0424137990                O                  06/01/35
0

9924997       H81/U57     F                  136,800.00         ZZ
                          360                136,575.09         2
                          7.0000             910.13             90
                          6.7500             910.13
MILWAUKEE     WI 53208    5                  05/02/05           10
0439264110                05                 06/01/05           30.0000
40050793                  N                  05/01/35
0

9925821       Z51/Z57     F                  157,700.00         ZZ
                          360                157,258.76         1
                          7.8750             1143.44            95
                          6.8840             1143.44
SOMERVILLE    NJ 08876    1                  02/25/05           26
3870419                   05                 04/01/05           30.0000
333414094                 O                  03/01/35
0

9926123       144/144     F                  165,000.00         ZZ
                          360                164,850.84         1
                          6.5000             1042.91            75
                          6.2500             1042.91
HIGH FALLS    NY 12440    5                  05/10/05           00
160769737                 05                 07/01/05           0.0000
160769737                 N                  06/01/35
0

9926437       E22/U57     F                  164,000.00         ZZ
                          360                163,858.80         1
                          6.7500             1063.70            80
                          6.5000             1063.70
BRAINERD      MN 56401    5                  05/06/05           00
0423976919                05                 07/01/05           0.0000
0423976919                O                  06/01/35
0

9926561       E22/U57     F                  149,600.00         ZZ
                          360                149,474.31         1
                          6.8750             982.77             80
                          6.6250             982.77
HOLLYWOOD     FL 33023    5                  05/06/05           00
0424090207                05                 07/01/05           0.0000
0424090207                O                  06/01/35
0

9928643       E22/U57     F                  132,400.00         ZZ
                          360                132,400.00         1
                          6.5000             717.17             80
                          6.2500             717.17
SAINT LOUIS   MO 63123    1                  05/12/05           00
0423740307                05                 07/01/05           0.0000
0423740307                O                  06/01/35
0

9928791       E22/G02     F                  329,000.00         ZZ
                          360                329,000.00         1
                          6.2500             1713.54            75
                          6.0000             1713.54
BOCA RATON    FL 33431    5                  05/12/05           00
0424090231                05                 07/01/05           0.0000
0424090231                N                  06/01/35
0

9932483       E22/U57     F                  247,000.00         ZZ
                          360                246,554.11         1
                          6.0000             1480.89            76
                          5.7500             1480.89
PORTSMOUTH    RI 02871    5                  05/09/05           00
0423805605                05                 07/01/05           0.0000
0423805605                O                  06/01/35
0

9932669       E22/U57     F                  173,250.00         ZZ
                          360                173,093.38         1
                          6.5000             1095.06            79
                          6.2500             1095.06
MARANA        AZ 85653    5                  05/04/05           00
0424135549                03                 07/01/05           0.0000
0424135549                O                  06/01/35
0

9932711       E22/U57     F                  150,400.00         ZZ
                          360                150,264.04         1
                          6.5000             950.63             80
                          6.2500             950.63
WHITE HOUSE   TN 37188    5                  05/09/05           00
0424174357                05                 07/01/05           0.0000
0424174357                O                  06/01/35
0

9932739       E22/U57     F                  186,300.00         T
                          360                186,300.00         1
                          6.6250             1028.53            90
                          6.3750             1028.53
MESQUITE      NV 89027    1                  05/12/05           04
0424204923                05                 07/01/05           25.0000
0424204923                O                  06/01/35
0

9933167       L14/G02     F                  123,500.00         ZZ
                          360                123,500.00         1
                          7.2500             746.15             95
                          7.0000             746.15
DENISON       TX 75020    1                  04/12/05           12
0439348103                05                 06/01/05           30.0000
204890716                 O                  05/01/35
0

9933179       L14/G02     F                  256,750.00         ZZ
                          360                256,750.00         1
                          6.3750             1363.98            65
                          6.1250             1363.98
FALLS CHURCH  VA 22041    1                  04/29/05           00
0439338781                03                 06/01/05           0.0000
205880383                 O                  05/01/35
0

9933271       L14/G02     F                  178,579.00         ZZ
                          360                178,239.22         1
                          6.2500             1099.55            85
                          6.0000             1099.55
BELLVILLE     OH 44813    4                  12/08/04           12
0439343500                05                 06/01/05           12.0000
119425803                 O                  05/01/35
0

9933279       L14/G02     F                  600,000.00         ZZ
                          359                599,416.83         1
                          6.1250             3645.67            76
                          5.8750             3645.67
MONROE TWP    NJ 08831    1                  05/05/05           00
0439355637                03                 07/01/05           0.0000
119918040                 O                  05/01/35
0

9933297       L14/G02     F                  342,093.00         ZZ
                          360                342,043.48         1
                          6.3750             1817.37            85
                          6.1250             1817.37
FARMINGTON HILMI 48331    1                  05/06/05           11
0439346347                01                 07/01/05           12.0000
123103342                 O                  06/01/35
0

9933311       L14/G02     F                  266,050.00         ZZ
                          360                266,050.00         1
                          6.3750             1413.39            80
                          6.1250             1413.39
NORTH LAS VEGANV 89081    1                  04/20/05           00
0439348384                03                 06/01/05           0.0000
134305427                 O                  05/01/35
0

9933323       L14/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          6.2500             916.67             80
                          6.0000             916.67
LAWRENCEVILLE GA 30043    1                  04/12/05           00
0439349515                03                 06/01/05           0.0000
200925422                 O                  05/01/35
0

9933425       L14/G02     F                  188,160.00         ZZ
                          360                188,159.99         1
                          6.6250             1038.80            80
                          6.3750             1038.80
CARROLLTON    TX 75007    1                  04/26/05           00
0439338757                05                 06/01/05           0.0000
276201448                 O                  05/01/35
0

9933429       L14/G02     F                  150,000.00         T
                          360                150,000.00         1
                          5.7500             718.75             61
                          5.5000             718.75
GILBERT       AZ 85297    1                  04/08/05           00
0439338369                03                 06/01/05           0.0000
281002041                 O                  05/01/35
0

9933433       L14/G02     F                  250,000.00         ZZ
                          360                249,497.49         1
                          6.0000             1250.00            49
                          5.7500             1250.00
GILBERT       AZ 85297    1                  04/21/05           00
0439337791                03                 06/01/05           0.0000
281002118                 O                  05/01/35
0

9933505       L14/G02     F                  240,720.00         ZZ
                          360                240,720.00         1
                          6.1250             1228.68            80
                          5.8750             1228.68
LOUISVILLE    CO 80027    1                  04/28/05           00
0439344367                05                 06/01/05           0.0000
232808751                 O                  05/01/35
0

9933523       L14/G02     F                  278,000.00         ZZ
                          360                277,469.46         1
                          6.6250             1780.07            75
                          6.3750             1780.07
FREDERICK     MD 21703    5                  04/08/05           00
0439339953                05                 06/01/05           0.0000
234105406                 O                  05/01/35
0

9933611       L14/G02     F                  315,200.00         ZZ
                          360                315,200.00         1
                          6.1250             1608.83            80
                          5.8750             1608.83
DOVER         DE 19904    1                  04/19/05           00
0439340902                05                 06/01/05           0.0000
226400651                 O                  05/01/35
0

9933643       L14/G02     F                  165,000.00         ZZ
                          360                164,670.66         1
                          6.0000             989.26             33
                          5.7500             989.26
BURBANK       CA 91504    5                  04/01/05           00
0439344425                05                 06/01/05           0.0000
217312791                 O                  05/01/35
0

9933665       L14/G02     F                  103,000.00         ZZ
                          360                102,804.03         1
                          6.2500             634.19             67
                          6.0000             634.19
MILTON        VT 05468    5                  04/12/05           00
0439342874                05                 06/01/05           0.0000
219607449                 N                  05/01/35
0

9933683       L14/G02     F                  174,900.00         ZZ
                          360                174,900.00         1
                          6.0000             874.50             64
                          5.7500             874.50
MESA          AZ 85212    1                  04/13/05           00
0439347600                03                 06/01/05           0.0000
202127575                 O                  05/01/35
0

9934197       944/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          6.2500             1604.17            80
                          6.0000             1604.17
DENVER        CO 80231    5                  04/28/05           00
0439331034                05                 06/01/05           0.0000
1001822370                O                  05/01/35
0

9934253       944/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.1250             755.42             80
                          5.8750             755.42
PORTLAND      OR 97206    1                  04/26/05           00
0439331570                05                 06/01/05           0.0000
1001822418                O                  05/01/35
0

9934549       E22/U57     F                  158,400.00         TX
                          360                158,246.04         1
                          6.1250             962.46             80
                          5.8750             962.46
SPRING        TX 77388    5                  05/10/05           00
0424025906                03                 07/01/05           0.0000
0424025906                O                  06/01/35
0

9934677       E22/U57     F                  128,000.00         ZZ
                          360                127,854.67         1
                          6.1250             777.74             75
                          5.8750             777.74
EAST HARTFORD CT 06108    5                  05/11/05           00
0423284090                05                 07/01/05           0.0000
0423284090                O                  06/01/35
0

9938901       E22/G02     F                  153,000.00         ZZ
                          360                152,868.27         1
                          6.7500             992.36             85
                          6.5000             992.36
OMAHA         NE 68107    5                  05/12/05           04
0424118628                05                 07/01/05           12.0000
0424118628                O                  06/01/35
0

9938955       E22/U57     F                  160,000.00         TX
                          360                159,680.24         1
                          6.5000             1011.31            77
                          6.2500             1011.31
HOUSTON       TX 77006    5                  05/12/05           00
0424165157                03                 07/01/05           0.0000
0424165157                O                  06/01/35
0

9939111       E22/U57     F                  168,000.00         ZZ
                          360                167,836.71         1
                          6.1250             1020.79            80
                          5.8750             1020.79
PUEBLO        CO 81005    5                  05/12/05           00
0423757038                05                 07/01/05           0.0000
0423757038                O                  06/01/35
0

9941219       U05/G02     F                  122,400.00         ZZ
                          360                122,297.17         2
                          6.8750             804.08             80
                          6.6250             804.08
MIAMI         FL 33157    1                  05/13/05           00
0439328576                05                 07/01/05           0.0000
3000745384                N                  06/01/35
0

9941263       944/G02     F                  132,800.00         ZZ
                          360                132,800.00         1
                          6.1250             677.83             80
                          5.8750             677.83
WENATCHEE     WA 98801    1                  04/19/05           00
0439331604                05                 06/01/05           0.0000
1001820276                O                  05/01/35
0

9941273       944/G02     F                  115,000.00         ZZ
                          360                114,775.89         1
                          6.1250             698.75             55
                          5.8750             698.75
HOMELAND      CA 92548    5                  04/26/05           00
0439325960                05                 06/01/05           0.0000
1001824667                N                  05/01/35
0

9941315       944/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          5.7500             1723.32            69
                          5.5000             1723.32
SEATTLE       WA 98101    1                  04/26/05           00
0439331638                06                 06/01/05           0.0000
1001823081                O                  05/01/35
0

9941543       E22/G02     F                  109,280.00         ZZ
                          360                109,280.00         2
                          6.5000             591.93             80
                          6.2500             591.93
MARTINSBURG   WV 25401    1                  05/18/05           00
0424071926                05                 07/01/05           0.0000
0424071926                N                  06/01/35
0

9941573       E22/U57     F                  202,000.00         ZZ
                          360                201,803.67         1
                          6.1250             1227.37            75
                          5.8750             1227.37
DAYTON        ME 04005    5                  05/13/05           00
0424104321                05                 07/01/05           0.0000
0424104321                O                  06/01/35
0

9942351       E22/U57     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.3750             2656.25            80
                          6.1250             2656.25
ORANGE        CA 92866    5                  05/11/05           00
0424093466                05                 07/01/05           0.0000
0424093466                O                  06/01/35
0

9942489       E22/U57     F                  104,125.00         TX
                          360                104,037.52         1
                          6.8750             684.03             85
                          6.6250             684.03
PLANO         TX 75074    5                  05/19/05           10
0424261006                05                 07/01/05           20.0000
0424261006                N                  06/01/35
0

9943659       E22/U57     F                  189,000.00         ZZ
                          360                189,000.00         1
                          6.7500             1063.13            90
                          6.5000             1063.13
FORT LAUDERDALFL 33312    1                  05/20/05           10
0424254464                09                 07/01/05           25.0000
0424254464                N                  06/01/35
0

9943757       E22/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.2500             3385.42            69
                          6.0000             3385.42
RESCUE        CA 95672    5                  05/12/05           00
0423829498                05                 07/01/05           0.0000
0423829498                O                  06/01/35
0

9943989       E22/U57     F                  200,000.00         TX
                          360                199,827.80         1
                          6.7500             1297.20            80
                          6.5000             1297.20
HASLET        TX 76052    5                  05/16/05           00
0424116796                05                 07/01/05           0.0000
0424116796                O                  06/01/35
0

9944955       E22/U57     F                  280,800.00         ZZ
                          360                280,800.00         1
                          6.1250             1433.25            80
                          5.8750             1433.25
COCONUT CREEK FL 33066    1                  05/23/05           00
0424231850                03                 07/01/05           0.0000
0424231850                O                  06/01/35
0

9945003       E22/U57     F                  112,480.00         ZZ
                          360                112,480.00         1
                          6.6250             620.98             80
                          6.3750             620.98
ROY           UT 84067    1                  05/19/05           00
0424278752                05                 07/01/05           0.0000
0424278752                O                  06/01/35
0

9945209       E22/G02     F                  124,000.00         TX
                          360                123,893.24         1
                          6.7500             804.26             80
                          6.5000             804.26
FT WORTH      TX 76116    5                  05/18/05           00
0423854801                05                 07/01/05           0.0000
0423854801                O                  06/01/35
0

9945247       E22/U57     F                  129,200.00         ZZ
                          360                129,091.46         2
                          6.8750             848.75             95
                          6.6250             848.75
AUSTIN        TX 78748    1                  05/20/05           04
0424079606                05                 07/01/05           30.0000
0424079606                N                  06/01/35
0

9945347       E22/U57     F                  194,400.00         ZZ
                          240                194,009.51         1
                          6.6250             1463.74            90
                          6.3750             1463.74
POWELL        OH 43065    5                  05/18/05           04
0424159010                05                 07/01/05           25.0000
0424159010                O                  06/01/25
0

9945365       E22/U57     F                  157,000.00         ZZ
                          360                157,000.00         1
                          5.7500             752.29             85
                          5.5000             752.29
PORT ORCHARD  WA 98366    5                  05/17/05           04
0424169100                05                 07/01/05           12.0000
0424169100                O                  06/01/35
0

9945383       E22/U57     F                  288,750.00         ZZ
                          360                288,750.00         1
                          5.8750             1413.67            72
                          5.6250             1413.67
DEERFIELD BEACFL 33441    5                  05/17/05           00
0424176162                05                 07/01/05           0.0000
0424176162                O                  06/01/35
0

9946367       808/G02     F                  215,000.00         ZZ
                          360                215,000.00         1
                          5.8750             1052.60            76
                          5.6250             1052.60
FRESNO        CA 93727    5                  04/22/05           00
0439336850                05                 06/01/05           0.0000
9108077                   O                  05/01/35
0

9946387       808/G02     F                  285,300.00         ZZ
                          360                285,300.00         1
                          5.8750             1396.78            57
                          5.6250             1396.78
SANTA MARIA   CA 93455    5                  04/15/05           00
0439335928                05                 06/01/05           0.0000
9108025                   O                  05/01/35
0

9946405       025/025     F                  103,500.00         ZZ
                          360                103,147.16         1
                          6.8750             679.92             90
                          6.6250             679.92
JACKSONVILLE  FL 32246    1                  02/28/05           11
0031683154                05                 04/01/05           25.0000
0031683154                N                  03/01/35
0

9946425       025/025     F                  112,000.00         ZZ
                          240                111,279.84         1
                          6.1250             810.50             63
                          5.8750             810.50
BAXLEY        GA 31513    5                  03/15/05           00
0031843527                05                 05/01/05           0.0000
0031843527                O                  04/01/25
0

9946427       025/025     F                  255,000.00         ZZ
                          360                254,252.66         1
                          6.1250             1549.41            73
                          5.8750             1549.41
MIAMI         FL 33155    5                  03/16/05           00
0031847122                05                 05/01/05           0.0000
0031847122                O                  04/01/35
0

9946453       025/025     F                  192,000.00         ZZ
                          360                191,368.90         1
                          6.0000             1151.14            68
                          5.7500             1151.14
NEWPORT NEWS  VA 23606    5                  03/14/05           00
0031478290                05                 05/01/05           0.0000
0031478290                O                  04/01/35
0

9946477       025/025     F                  110,000.00         T
                          240                109,271.57         1
                          5.8750             780.16             34
                          5.6250             780.16
LAVONIA       GA 30553    5                  03/15/05           00
0143386449                05                 05/01/05           0.0000
0143386449                O                  04/01/25
0

9946481       025/025     F                  49,000.00          ZZ
                          360                48,878.79          1
                          7.0000             326.00             77
                          6.7500             326.00
NEWNAN        GA 30263    2                  03/24/05           00
0143386928                05                 05/01/05           0.0000
0143386928                N                  04/01/35
0

9946543       025/025     F                  182,500.00         ZZ
                          360                182,001.90         1
                          6.5000             1153.52            80
                          6.2500             1153.52
NORTH LAS VEGANV 89030    5                  03/09/05           00
0201292034                05                 05/01/05           0.0000
0201292034                O                  04/01/35
0

9946637       025/025     F                  48,000.00          ZZ
                          360                47,841.22          1
                          7.0000             319.35             80
                          6.7500             319.35
COLUMBUS      GA 31903    2                  02/25/05           00
0201353273                05                 04/01/05           0.0000
0201353273                N                  03/01/35
0

9946839       025/025     F                  147,000.00         ZZ
                          360                146,524.34         1
                          6.1250             893.19             84
                          5.8750             893.19
BAXLEY        GA 31513    5                  03/10/05           04
0201414869                05                 05/01/05           12.0000
0201414869                O                  04/01/35
0

9946875       025/025     F                  138,400.00         ZZ
                          360                138,400.00         1
                          5.7500             663.17             53
                          5.5000             663.17
FRESNO        CA 93710    1                  03/11/05           00
0201424421                05                 05/01/05           0.0000
0201424421                O                  04/01/35
0

9946939       025/025     F                  179,000.00         ZZ
                          360                178,999.99         1
                          6.2500             932.29             45
                          6.0000             932.29
HEATHSVILLE   VA 22473    5                  03/18/05           00
0201444031                05                 05/01/05           0.0000
0201444031                O                  04/01/35
0

9946951       025/025     F                  210,000.00         ZZ
                          360                208,852.55         1
                          6.0000             1259.06            43
                          5.7500             1259.06
WATSONVILLE   CA 95076    5                  03/10/05           00
0134860121                05                 05/01/05           0.0000
0134860121                O                  04/01/35
0

9946959       025/025     F                  150,000.00         ZZ
                          360                148,560.39         1
                          6.5000             948.10             75
                          6.2500             948.10
SULTAN        WA 98294    5                  09/22/04           00
0142654490                05                 11/01/04           0.0000
0142654490                N                  10/01/34
0

9947019       025/025     F                  329,000.00         ZZ
                          360                329,000.00         1
                          6.0000             1645.00            62
                          5.7500             1645.00
BOTHELL       WA 98021    1                  02/25/05           00
0142963099                05                 04/01/05           0.0000
0142963099                O                  03/01/35
0

9947049       025/025     F                  155,500.00         ZZ
                          360                155,044.29         1
                          6.1250             944.83             60
                          5.8750             944.83
CANON CITY    CO 81212    5                  03/22/05           00
0143041069                05                 05/01/05           0.0000
0143041069                O                  04/01/35
0

9947055       025/025     F                  126,640.00         ZZ
                          360                126,000.00         1
                          6.0000             633.20             80
                          5.7500             629.98
BILLINGS      MT 59102    1                  03/17/05           00
0143041325                05                 05/01/05           0.0000
0143041325                N                  04/01/35
0

9947073       025/025     F                  111,816.00         ZZ
                          360                111,816.00         1
                          6.3750             594.02             80
                          6.1250             594.02
LITHIA        FL 33547    1                  02/28/05           00
0143069573                09                 04/01/05           0.0000
0143069573                N                  03/01/35
0

9947165       025/025     F                  153,000.00         ZZ
                          360                152,551.62         1
                          6.1250             929.64             68
                          5.8750             929.64
BLANCHARD     OK 73010    5                  03/14/05           00
0201485844                05                 05/01/05           0.0000
0201485844                O                  04/01/35
0

9947199       025/025     F                  224,000.00         ZZ
                          360                223,389.21         1
                          6.5000             1415.83            80
                          6.2500             1415.83
PALM BEACH GARFL 33410    5                  03/21/05           00
0201521317                05                 05/01/05           0.0000
0201521317                O                  04/01/35
0

9947225       025/025     F                  168,750.00         ZZ
                          360                168,684.07         1
                          7.0000             984.37             90
                          6.7500             984.38
DELRAY BEACH  FL 33444    1                  03/03/05           12
0143284784                05                 04/01/05           25.0000
0143284784                N                  03/01/35
0

9947233       025/025     F                  164,350.00         ZZ
                          360                163,972.51         1
                          7.3750             1135.12            95
                          7.1250             1135.12
SANFORD       FL 32771    1                  03/21/05           11
0143285872                05                 05/01/05           30.0000
0143285872                O                  04/01/35
0

9947267       025/025     F                  252,000.00         ZZ
                          360                251,261.45         1
                          6.1250             1531.18            76
                          5.8750             1531.18
VANCOUVER     WA 98683    5                  03/08/05           00
0143301414                05                 05/01/05           0.0000
0143301414                O                  04/01/35
0

9947313       025/025     F                  515,000.00         ZZ
                          360                515,000.00         1
                          5.8750             2521.35            65
                          5.6250             2521.35
WEST PALM BEACFL 33412    5                  02/28/05           00
0143071108                03                 05/01/05           0.0000
0143071108                O                  04/01/35
0

9947317       025/025     F                  152,000.00         T
                          360                152,000.00         1
                          5.8750             744.17             80
                          5.6250             744.17
MARIANNA      FL 32446    1                  03/04/05           00
0143071389                05                 05/01/05           0.0000
0143071389                O                  04/01/35
0

9947357       025/025     F                  236,600.00         ZZ
                          360                236,600.00         1
                          6.0000             1183.00            65
                          5.7500             1183.00
STOCKTON      CA 95219    5                  02/24/05           00
0143139871                05                 04/01/05           0.0000
0143139871                O                  03/01/35
0

9947373       025/025     F                  243,000.00         ZZ
                          360                243,000.00         1
                          6.6250             1341.56            90
                          6.3750             1341.56
WEST PALM BEACFL 33412    1                  03/11/05           14
0143151249                05                 05/01/05           25.0000
0143151249                O                  04/01/35
0

9947407       025/025     F                  208,000.00         ZZ
                          360                207,261.77         1
                          6.0000             1247.07            80
                          5.7500             1247.07
RIO LINDA     CA 95673    5                  03/07/05           00
0143157865                05                 05/01/05           0.0000
0143157865                O                  04/01/35
0

9947419       025/025     F                  276,000.00         ZZ
                          360                276,000.00         1
                          6.2500             1437.50            80
                          6.0000             1437.50
NEW LENOX     IL 60451    5                  03/09/05           00
0143159994                05                 05/01/05           0.0000
0143159994                O                  04/01/35
0

9947427       025/025     F                  135,000.00         ZZ
                          360                134,585.05         3
                          5.8750             798.58             30
                          5.6250             798.58
MANTECA       CA 95336    5                  03/18/05           00
0143161263                05                 05/01/05           0.0000
0143161263                N                  04/01/35
0

9947445       025/025     F                  196,250.00         ZZ
                          360                195,714.86         1
                          6.5000             1240.43            73
                          6.2500             1240.43
MARIETTA      GA 30064    5                  02/28/05           00
0143163517                05                 05/01/05           0.0000
0143163517                O                  04/01/35
0

9947449       025/025     F                  112,000.00         ZZ
                          360                111,716.08         1
                          6.8750             735.76             80
                          6.6250             735.76
CARROLLTON    GA 30116    2                  03/07/05           00
0143163590                05                 05/01/05           0.0000
0143163590                N                  04/01/35
0

9947461       025/025     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.0000             1020.00            80
                          5.7500             1020.00
LODI          CA 95240    5                  03/07/05           00
0143164531                05                 04/01/05           0.0000
0143164531                O                  03/01/35
0

9947469       025/025     F                  206,750.00         ZZ
                          360                206,367.70         1
                          5.7500             990.68             80
                          5.5000             989.52
SAN BERNARDINOCA 92407    1                  03/08/05           00
0143165561                05                 05/01/05           0.0000
0143165561                O                  04/01/35
0

9947493       025/025     F                  116,800.00         ZZ
                          360                116,800.00         1
                          6.5000             632.67             80
                          6.2500             632.67
HIRAM         GA 30141    2                  03/09/05           00
0143167708                05                 05/01/05           0.0000
0143167708                O                  04/01/35
0

9947519       025/025     F                  167,500.00         ZZ
                          360                167,500.00         4
                          6.0000             837.50             55
                          5.7500             837.50
TUCSON        AZ 85701    1                  02/24/05           00
0143181956                05                 04/01/05           0.0000
0143181956                N                  03/01/35
0

9947521       025/025     F                  167,500.00         ZZ
                          360                167,500.00         4
                          6.0000             837.50             55
                          5.7500             837.50
TUCSON        AZ 85701    1                  02/24/05           00
0143181964                05                 04/01/05           0.0000
0143181964                N                  03/01/35
0

9947543       025/025     F                  182,300.00         ZZ
                          360                182,300.00         1
                          7.1250             1082.41            95
                          6.8750             1082.41
GOODYEAR      AZ 85338    1                  02/23/05           11
0143188993                03                 04/01/05           30.0000
0143188993                O                  03/01/35
0

9947561       025/025     F                  190,000.00         ZZ
                          360                189,237.70         1
                          6.0000             1139.15            48
                          5.7500             1139.15
LOS ANGELES   CA 94106    5                  02/22/05           00
0143201325                05                 04/01/05           0.0000
0143201325                O                  03/01/35
0

9947597       025/025     F                  133,000.00         ZZ
                          360                133,000.00         1
                          6.1250             678.85             95
                          5.8750             678.85
GRAY          GA 31032    1                  02/28/05           04
0029685146                05                 04/01/05           30.0000
0029685146                O                  03/01/35
0

9947643       025/025     F                  248,500.00         ZZ
                          360                245,929.24         1
                          6.6250             1591.17            74
                          6.3750             1591.17
BLUFFTON      SC 29910    5                  03/07/05           00
0031188162                03                 05/01/05           0.0000
0031188162                O                  04/01/35
0

9947655       025/025     F                  115,000.00         ZZ
                          360                114,646.53         1
                          5.8750             680.27             75
                          5.6250             680.27
ENGLEWOOD     FL 34223    5                  03/28/05           00
0031382336                05                 05/01/05           0.0000
0031382336                O                  04/01/35
0

9947659       025/025     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.5000             671.67             80
                          6.2500             671.67
PORTLAND      OR 97239    1                  02/28/05           00
0143265106                01                 04/01/05           0.0000
0143265106                N                  03/01/35
0

9947679       025/025     F                  121,000.00         ZZ
                          360                120,653.77         1
                          6.2500             745.02             74
                          6.0000             745.02
PORTLAND      OR 97211    5                  03/24/05           00
0143267243                05                 05/01/05           0.0000
0143267243                N                  04/01/35
0

9947689       025/025     F                  117,000.00         ZZ
                          360                116,636.58         1
                          5.8750             692.10             76
                          5.6250             692.10
COEUR D ALENE ID 83814    5                  03/15/05           00
0143282911                05                 05/01/05           0.0000
0143282911                O                  04/01/35
0

9947877       T08/G02     F                  170,000.00         T
                          360                170,000.00         1
                          6.1250             867.71             49
                          5.8750             867.71
LITHIA        FL 33547    1                  05/12/05           00
0439351180                03                 07/01/05           0.0000
11290127                  O                  06/01/35
0

9947885       T08/G02     F                  155,000.00         ZZ
                          360                155,000.00         1
                          5.8750             758.85             45
                          5.6250             758.85
WEST PALM BEACFL 33409    5                  05/11/05           00
0439349226                03                 07/01/05           0.0000
11300329                  O                  06/01/35
0

9948995       M40/G02     F                  302,400.00         ZZ
                          360                302,400.00         1
                          6.2500             1575.00            80
                          6.0000             1575.00
RIVERSIDE     CA 92504    5                  05/19/05           00
0439335407                05                 07/01/05           0.0000
25141                     O                  06/01/35
0

9950227       E22/G02     F                  140,000.00         ZZ
                          360                139,870.33         1
                          6.3750             873.42             63
                          6.1250             873.42
KINGSTON      NH 03848    5                  05/20/05           00
0424051654                05                 07/01/05           0.0000
0424051654                O                  06/01/35
0

9950447       E22/G02     F                  116,800.00         ZZ
                          360                116,800.00         1
                          6.6250             644.83             80
                          6.3750             644.83
COLORADO SPRINCO 80918    1                  05/26/05           00
0424242923                05                 07/01/05           0.0000
0424242923                N                  06/01/35
0

9950609       A52/G02     F                  120,000.00         ZZ
                          360                119,888.86         1
                          6.3750             748.64             80
                          6.1250             748.64
POWDER SPRINGSGA 30127    5                  05/24/05           00
0439343740                05                 07/01/05           0.0000
33853                     O                  06/01/35
0

9951727       Z51/E72     F                  158,300.00         ZZ
                          360                158,046.06         1
                          7.1250             1066.50            80
                          6.8750             1066.50
AVONDALE      AZ 85323    1                  04/13/05           00
36001097                  05                 06/01/05           0.0000
777004044                 N                  05/01/35
0

9951759       Z51/600     F                  119,000.00         ZZ
                          360                118,768.09         1
                          6.1250             723.06             61
                          5.8750             723.06
POMPANY BEACH FL 33064    5                  04/18/05           00
0439387176                05                 06/01/05           0.0000
777004253                 O                  05/01/35
0

9952065       A11/G02     F                  166,250.00         ZZ
                          360                166,250.00         1
                          6.5000             900.52             95
                          6.2500             900.52
DETROIT       MI 48221    5                  04/30/05           01
0439346446                05                 07/01/05           30.0000
1174876458                O                  06/01/35
0

9952645       808/G02     F                  104,300.00         ZZ
                          360                104,300.00         1
                          6.0000             521.50             25
                          5.7500             521.50
CONCORD       CA 94519    5                  03/22/05           00
0439348921                05                 05/01/05           0.0000
9437456                   O                  04/01/35
0

9953117       E22/G02     F                  187,000.00         ZZ
                          360                186,835.02         1
                          6.6250             1197.38            75
                          6.3750             1197.38
PROVIDENCE    RI 02904    5                  05/26/05           00
0423962679                05                 07/01/05           0.0000
0423962679                N                  06/01/35
0

9953797       N67/G02     F                  543,200.00         ZZ
                          360                543,199.99         1
                          6.2500             2829.17            80
                          6.0000             2829.17
PORT WASHINGTONY 11050    1                  04/22/05           00
0439382722                05                 06/01/05           0.0000
3275005454                O                  05/01/35
0

9953861       N67/G02     F                  431,000.00         ZZ
                          360                430,049.04         1
                          6.2500             2653.74            75
                          6.0000             2653.74
FREDERICKSBURGVA 22401    5                  04/20/05           00
0439363185                03                 06/01/05           0.0000
3275005665                O                  05/01/35
0

9954023       N67/G02     F                  525,000.00         ZZ
                          360                524,071.06         1
                          6.6250             3361.63            38
                          6.3750             3361.63
GLEN HEAD     NY 11545    5                  05/02/05           00
0439427899                05                 06/01/05           0.0000
3275005734                O                  05/01/35
0

9954027       N67/G02     F                  495,915.00         ZZ
                          300                494,204.60         2
                          6.0000             3195.19            80
                          5.7500             3195.19
MASPETH       NY 11378    2                  03/23/05           00
0439430125                05                 05/01/05           0.0000
3275005766                O                  04/01/30
0

9954057       N67/G02     F                  217,500.00         ZZ
                          360                216,604.11         1
                          5.8750             1286.59            75
                          5.6250             1286.59
LOS ANGELES   CA 90044    5                  02/16/05           00
0439371840                05                 04/01/05           0.0000
3318002365                O                  03/01/35
0

9954081       N67/G02     F                  250,000.00         ZZ
                          360                249,524.35         2
                          6.2500             1539.29            50
                          6.0000             1539.29
CHULA VISTA   CA 91911    5                  04/21/05           00
0439356429                05                 06/01/05           0.0000
3318003403                O                  05/01/35
0

9954085       N67/G02     F                  317,600.00         ZZ
                          360                317,600.00         1
                          5.3750             1422.58            80
                          5.1250             1422.58
SAN JACINTO   CA 92582    2                  05/03/05           00
0439427022                05                 07/01/05           0.0000
3318003465                O                  06/01/35
0

9955343       N67/G02     F                  219,800.00         ZZ
                          360                219,581.19         1
                          6.0000             1317.81            80
                          5.7500             1317.81
BAKERSFIELD   CA 93312    1                  05/13/05           00
0439383266                05                 07/01/05           0.0000
3318500123                O                  06/01/35
0

9955349       N67/G02     F                  148,000.00         ZZ
                          360                147,741.93         1
                          6.8750             972.25             80
                          6.6250             972.25
HOOD RIVER    OR 97031    1                  04/18/05           00
0439371006                05                 06/01/05           0.0000
3335006441                O                  05/01/35
0

9955351       N67/G02     F                  148,000.00         ZZ
                          360                147,738.12         1
                          6.6250             947.66             80
                          6.3750             947.66
VANCOUVER     WA 98682    1                  04/04/05           00
0439363615                05                 06/01/05           0.0000
3335006445                O                  05/01/35
0

9955365       N67/G02     F                  165,550.00         ZZ
                          360                165,550.00         1
                          6.6250             913.97             80
                          6.3750             913.97
EATONVILLE    WA 98328    1                  04/15/05           00
0439429762                05                 06/01/05           0.0000
3339001740                O                  05/01/35
0

9955375       N67/G02     F                  132,800.00         ZZ
                          360                132,574.69         1
                          6.8750             872.40             80
                          6.6250             872.40
MARYSVILLE    WA 98270    1                  04/14/05           00
0439358607                05                 06/01/05           0.0000
3339001803                N                  05/01/35
0

9955397       N67/G02     F                  167,200.00         ZZ
                          360                167,081.99         1
                          7.7500             1197.84            95
                          7.5000             1197.84
OAK ISLAND    NC 28465    1                  05/05/05           01
0439424763                05                 07/01/05           35.0000
3253000935                O                  06/01/35
0

9955419       N67/G02     F                  142,500.00         ZZ
                          360                142,388.84         1
                          7.2500             972.10             95
                          7.0000             972.10
ORANGE CITY   FL 32763    1                  05/13/05           01
0439412040                05                 07/01/05           35.0000
3253001061                O                  06/01/35
0

9955433       N67/G02     F                  109,900.00         ZZ
                          360                109,709.53         1
                          7.2500             749.71             94
                          7.0000             749.71
ELLENBORO     NC 28040    2                  04/27/05           01
0439410580                05                 06/01/05           35.0000
3254018701                O                  05/01/35
0

9955467       N67/G02     F                  136,000.00         ZZ
                          360                135,770.84         1
                          6.8750             893.42             80
                          6.6250             893.42
BOCA RATON    FL 33428    5                  04/26/05           00
0439428079                05                 06/01/05           0.0000
3254019612                O                  05/01/35
0

9955479       N67/G02     F                  284,000.00         ZZ
                          360                283,778.45         1
                          7.2500             1937.38            80
                          7.0000             1937.38
PONTE VEDRA BEFL 32082    1                  05/20/05           00
0439414160                03                 07/01/05           0.0000
3254019650                O                  06/01/35
0

9955481       N67/G02     F                  90,000.00          ZZ
                          360                89,914.60          1
                          6.2500             554.15             65
                          6.0000             554.15
MIAMI         FL 33193    1                  05/20/05           00
0439416579                05                 07/01/05           0.0000
3254019655                N                  06/01/35
0

9955513       N67/G02     F                  88,000.00          ZZ
                          360                87,840.47          1
                          6.5000             556.22             80
                          6.2500             556.22
HIALEAH       FL 33012    1                  04/27/05           00
0439388638                01                 06/01/05           0.0000
3254020152                N                  05/01/35
0

9955541       N67/G02     F                  209,600.00         ZZ
                          360                209,410.52         2
                          6.5000             1324.81            80
                          6.2500             1324.81
CORAL SPRINGS FL 33065    1                  05/10/05           00
0439409947                05                 07/01/05           0.0000
3254020255                O                  06/01/35
0

9955549       N67/G02     F                  127,180.00         ZZ
                          360                127,180.00         1
                          6.6250             702.14             95
                          6.3750             702.14
WEST PALM BEACFL 33411    1                  05/06/05           11
0439388091                01                 07/01/05           35.0000
3254020309                O                  06/01/35
0

9955563       N67/G02     F                  137,180.00         ZZ
                          360                136,664.56         1
                          7.5000             959.18             95
                          7.2500             959.18
KISSIMMEE     FL 34758    1                  02/04/05           01
0439355066                03                 03/01/05           35.0000
3255006842                O                  02/01/35
0

9955643       N67/G02     F                  200,000.00         ZZ
                          360                199,814.76         1
                          6.3750             1247.74            80
                          6.1250             1247.74
NORTH MIAMI   FL 33181    5                  04/29/05           00
0439389479                05                 07/01/05           0.0000
3255007265                O                  06/01/35
0

9955841       N67/G02     F                  97,850.00          ZZ
                          360                97,782.66          1
                          7.8750             709.48             95
                          7.6250             709.48
TROY          NY 12180    1                  05/13/05           01
0439386087                05                 07/01/05           35.0000
3274026373                O                  06/01/35
0

9956015       N67/G02     F                  283,000.00         ZZ
                          360                282,387.88         1
                          5.8750             1674.05            65
                          5.6250             1674.05
SOUTH RICHMONDNY 11419    5                  04/20/05           00
0439372871                05                 06/01/05           0.0000
3274027624                O                  05/01/35
0

9956105       N67/G02     F                  320,000.00         ZZ
                          360                319,486.68         2
                          7.1250             2155.90            80
                          6.8750             2155.90
PIERMONT      NY 10968    1                  05/02/05           00
0439386665                05                 06/01/05           0.0000
3274026834                O                  05/01/35
0

9956125       N67/G02     F                  272,000.00         ZZ
                          360                271,457.09         1
                          6.0000             1630.78            80
                          5.7500             1630.78
NORTH BERGEN  NJ 07047    5                  04/01/05           00
0439363904                05                 06/01/05           0.0000
3274026908                O                  05/01/35
0

9956253       N67/G02     F                  130,000.00         ZZ
                          360                129,873.65         1
                          6.1250             789.89             60
                          5.8750             789.89
DRY FORK      VA 24549    5                  05/03/05           00
0439432394                05                 07/01/05           0.0000
3274027855                O                  06/01/35
0

9956301       N67/G02     F                  293,600.00         ZZ
                          360                293,307.72         1
                          6.0000             1760.28            80
                          5.7500             1760.28
ALBUQUERQUE   NM 87114    1                  05/20/05           00
0439376112                05                 07/01/05           0.0000
3510300460                O                  06/01/35
0

9956531       N67/G02     F                  242,000.00         T
                          360                242,000.00         1
                          6.3750             1285.63            80
                          6.1250             1285.63
BULLHEAD CITY AZ 86442    2                  05/02/05           00
0439371725                03                 07/01/05           0.0000
1070005893                O                  06/01/35
0

9956567       N67/G02     F                  160,000.00         ZZ
                          360                159,705.49         1
                          7.5000             1118.74            93
                          7.2500             1118.74
PHOENIX       AZ 85041    1                  04/20/05           12
0439424045                03                 06/01/05           30.0000
1161012256                O                  05/01/35
0

9956639       N67/G02     F                  87,500.00          ZZ
                          360                87,341.37          1
                          6.5000             553.06             72
                          6.2500             553.06
GRETNA        LA 70056    2                  04/20/05           00
0439360058                05                 06/01/05           0.0000
1161012544                O                  05/01/35
0

9956659       N67/G02     F                  82,000.00          ZZ
                          360                81,843.98          1
                          6.2500             504.89             60
                          6.0000             504.89
TUCSON        AZ 85746    5                  04/21/05           00
0439381989                03                 06/01/05           0.0000
1161012613                O                  05/01/35
0

9956663       N67/G02     F                  97,350.00          ZZ
                          360                97,205.05          1
                          7.5000             680.69             95
                          7.2500             680.69
MESA          AZ 85210    1                  04/25/05           01
0439387275                01                 06/01/05           35.0000
1161012615                O                  05/01/35
0

9956679       N67/G02     F                  163,304.00         ZZ
                          360                163,185.80         1
                          7.6250             1155.86            95
                          7.3750             1155.86
LAS VEGAS     NV 89117    1                  05/11/05           11
0439424888                01                 07/01/05           35.0000
1161012702                O                  06/01/35
0

9956701       N67/G02     F                  60,000.00          ZZ
                          360                59,943.07          1
                          6.2500             369.43             62
                          6.0000             369.43
INDEPENDENCE  LA 70443    2                  05/16/05           00
0439429739                05                 07/01/05           0.0000
1161012822                O                  06/01/35
0

9956711       N67/G02     F                  142,400.00         ZZ
                          360                142,274.37         1
                          6.6250             911.80             80
                          6.3750             911.80
HOUSTON       TX 77008    1                  05/09/05           00
0439419730                05                 07/01/05           0.0000
1161012837                N                  06/01/35
0

9956779       N67/G02     F                  171,000.00         ZZ
                          360                170,635.60         1
                          7.7500             1225.06            95
                          7.5000             1225.06
DURANT        OK 74701    1                  03/25/05           12
0439361239                05                 05/01/05           35.0000
1165007666                O                  04/01/35
0

9956793       N67/G02     F                  202,832.00         ZZ
                          360                202,436.71         1
                          6.1250             1232.43            80
                          5.8750             1232.43
COLORADO SPRINCO 80922    1                  04/06/05           00
0439427808                03                 06/01/05           0.0000
1165007805                O                  05/01/35
0

9956827       N67/G02     F                  194,550.00         ZZ
                          360                194,550.00         1
                          6.1250             993.02             80
                          5.8750             993.02
COLORADO SPRINCO 80916    1                  04/05/05           00
0439374018                05                 06/01/05           0.0000
1165007920                O                  05/01/35
0

9956879       N67/G02     F                  81,000.00          ZZ
                          360                80,942.83          1
                          7.7500             580.29             90
                          7.5000             580.29
SHERMANS DALE PA 17090    1                  05/11/05           01
0439430406                05                 07/01/05           35.0000
3272000869                O                  06/01/35
0

9956883       N67/G02     F                  310,000.00         ZZ
                          360                306,353.18         1
                          5.7500             1809.08            57
                          5.5000             1809.08
MORGAN HILL   CA 95037    2                  07/26/04           00
0439389206                05                 09/01/04           0.0000
3274019040                O                  08/01/34
0

9956905       N67/G02     F                  400,000.00         ZZ
                          360                399,223.99         2
                          6.5000             2528.27            80
                          6.2500             2528.27
BROOKLYN      NY 11234    1                  05/04/05           00
0439414020                05                 06/01/05           0.0000
3274025098                O                  05/01/35
0

9956947       N67/G02     F                  252,000.00         ZZ
                          360                251,543.15         1
                          6.5000             1592.81            80
                          6.2500             1592.81
CORAM         NY 11727    1                  04/22/05           00
0439425687                05                 06/01/05           0.0000
3274025950                O                  05/01/35
0

9956963       N67/G02     F                  552,000.00         ZZ
                          360                551,092.42         1
                          7.0000             3672.47            79
                          6.7500             3672.47
SANDY HOOK    CT 06482    5                  04/25/05           00
0439427543                05                 06/01/05           0.0000
3274026181                O                  05/01/35
0

9956977       N67/G02     F                  188,000.00         ZZ
                          360                187,650.81         1
                          6.3750             1172.88            80
                          6.1250             1172.88
CAPE CORAL    FL 33990    1                  04/14/05           00
0439431750                05                 06/01/05           0.0000
1165007944                O                  05/01/35
0

9956995       N67/G02     F                  407,252.00         ZZ
                          360                406,957.25         1
                          7.6250             2882.50            80
                          7.3750             2882.50
AURORA        CO 80016    1                  05/05/05           00
0439427410                03                 07/01/05           0.0000
1165008002                O                  06/01/35
0

9956997       N67/G02     F                  156,800.00         ZZ
                          360                156,800.00         1
                          6.2500             816.67             80
                          6.0000             816.67
RENO          NV 89511    5                  04/27/05           00
0439360207                03                 06/01/05           0.0000
1260300868                O                  05/01/35
0

9957007       N67/G02     F                  185,600.00         ZZ
                          360                185,600.00         1
                          5.8750             908.67             80
                          5.6250             908.67
RENO          NV 89511    1                  05/06/05           00
0439428269                03                 07/01/05           0.0000
1260301216                O                  06/01/35
0

9957013       N67/G02     F                  263,000.00         ZZ
                          360                263,000.00         1
                          6.1250             1342.40            67
                          5.8750             1342.40
RENO          NV 89521    1                  05/09/05           00
0439372145                03                 07/01/05           0.0000
1260301463                O                  06/01/35
0

9957015       N67/G02     F                  105,500.00         ZZ
                          360                105,500.00         1
                          5.8750             516.51             48
                          5.6250             516.51
FERNLEY       NV 89408    1                  05/06/05           00
0439371915                05                 07/01/05           0.0000
1260301551                O                  06/01/35
0

9957021       N67/G02     F                  78,000.00          ZZ
                          360                77,871.75          1
                          7.0000             518.94             75
                          6.7500             518.94
GLEN FALLS    NY 12801    1                  04/12/05           00
0439356445                05                 06/01/05           0.0000
1360300200                N                  05/01/35
0

9957045       N67/G02     F                  140,100.00         ZZ
                          360                139,960.53         1
                          6.0000             839.97             80
                          5.7500             839.97
PHOENIX       AZ 85042    1                  05/10/05           00
0439425703                03                 07/01/05           0.0000
1760006528                O                  06/01/35
0

9957065       N67/G02     F                  310,000.00         ZZ
                          360                310,000.00         1
                          6.1250             1582.29            78
                          5.8750             1582.29
PHOENIX       AZ 85044    5                  04/12/05           00
0439363110                03                 06/01/05           0.0000
1760300937                O                  05/01/35
0

9957085       N67/G02     F                  36,000.00          ZZ
                          360                35,929.84          1
                          6.1250             218.74             50
                          5.8750             218.74
MONTICELLO    IN 47960    1                  04/21/05           00
0439380007                05                 06/01/05           0.0000
3251000496                O                  05/01/35
0

9957141       N67/G02     F                  303,500.00         ZZ
                          360                303,500.00         1
                          6.5000             1643.96            72
                          6.2500             1643.96
LOXAHATCHEE   FL 33470    2                  05/11/05           00
0439419433                05                 07/01/05           0.0000
3252010088                O                  06/01/35
0

9957171       N67/G02     F                  108,800.00         ZZ
                          360                108,706.33         1
                          6.7500             705.67             80
                          6.5000             705.67
INDIAN TRAIL  NC 28079    1                  05/18/05           00
0439414731                05                 07/01/05           0.0000
3253000353                N                  06/01/35
0

9957199       N67/G02     F                  99,000.00          ZZ
                          360                98,848.87          1
                          7.3750             683.77             75
                          7.1250             683.77
JACKSONVILLE  FL 32217    1                  04/28/05           00
0439388711                05                 06/01/05           0.0000
3253000518                O                  05/01/35
0

9957215       N67/G02     F                  112,800.00         ZZ
                          360                112,607.86         1
                          7.0000             750.46             80
                          6.7500             750.46
CONOVER       NC 28613    2                  04/14/05           00
0439373051                05                 06/01/05           0.0000
3253000577                O                  05/01/35
0

9957225       N67/G02     F                  109,500.00         ZZ
                          360                109,408.00         1
                          6.8750             719.34             80
                          6.6250             719.34
ORLANDO       FL 32822    5                  05/02/05           00
0439394255                05                 07/01/05           0.0000
3253000617                O                  06/01/35
0

9957235       N67/G02     F                  110,800.00         ZZ
                          360                110,603.96         1
                          6.6250             709.46             80
                          6.3750             709.46
ST. PETERSBURGFL 33709    1                  04/28/05           00
0439358565                01                 06/01/05           0.0000
3253000675                N                  05/01/35
0

9957251       N67/G02     F                  102,400.00         ZZ
                          360                102,309.65         1
                          6.6250             655.68             80
                          6.3750             655.68
COLLIERVILLE  TN 38017    2                  05/02/05           00
0439420928                05                 07/01/05           0.0000
3253000701                N                  06/01/35
0

9957267       N67/G02     F                  119,200.00         ZZ
                          360                119,115.87         1
                          7.7500             853.96             95
                          7.5000             853.96
PORT RICHEY   FL 34668    1                  04/18/05           11
0439427659                05                 07/01/05           35.0000
3253000780                O                  06/01/35
0

9957281       N67/G02     F                  125,300.00         ZZ
                          360                125,172.25         1
                          5.8750             741.20             31
                          5.6250             741.20
KISSIMMEE     FL 34744    1                  05/05/05           00
0439383381                03                 07/01/05           0.0000
3253000855                O                  06/01/35
0

9957843       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.3750             637.50             73
                          6.1250             637.50
PALM COAST    FL 32164    1                  05/27/05           00
0424232122                05                 07/01/05           0.0000
0424232122                O                  06/01/35
0

9957953       E22/G02     F                  137,000.00         ZZ
                          360                136,873.11         1
                          6.3750             854.70             70
                          6.1250             854.70
MC FARLAND    WI 53558    5                  05/23/05           00
0424294296                05                 07/01/05           0.0000
0424294296                O                  06/01/35
0

9958313       462/G02     F                  304,000.00         ZZ
                          360                303,690.05         1
                          5.8750             1798.28            80
                          5.6250             1798.28
WESLEY CHAPEL NC 28104    1                  05/17/05           00
0439367988                03                 07/01/05           0.0000
8462384                   O                  06/01/35
0

9958319       462/G02     F                  307,500.00         ZZ
                          360                306,900.72         1
                          6.1250             1868.41            80
                          5.8750             1868.41
CITY OF BAKERSCA 93312    1                  04/26/05           00
0439363441                05                 06/01/05           0.0000
7550387                   O                  05/01/35
0

9958323       462/G02     F                  499,200.00         ZZ
                          360                498,130.14         1
                          5.6250             2873.68            80
                          5.3750             2873.68
SAN CLEMENTE  CA 92673    1                  04/11/05           00
0439353590                01                 06/01/05           0.0000
8093783                   O                  05/01/35
0

9958325       462/G02     F                  146,550.00         ZZ
                          360                146,264.39         1
                          6.1250             890.46             70
                          5.8750             890.46
STILLWATER    MN 55082    1                  04/29/05           00
0439368598                01                 06/01/05           0.0000
8320384                   N                  05/01/35
0

9958331       462/G02     F                  132,750.00         ZZ
                          360                132,503.43         1
                          6.3750             828.19             80
                          6.1250             828.19
PFLUGERVILLE  TX 78660    1                  04/22/05           00
0439363292                03                 06/01/05           0.0000
8418584                   O                  05/01/35
0

9958335       462/G02     F                  129,550.00         T
                          360                129,430.00         1
                          6.3750             808.23             90
                          6.1250             808.23
GIBSONTON     FL 33534    1                  05/11/05           11
0439357401                09                 07/01/05           25.0000
7361280                   O                  06/01/35
0

9958339       462/G02     F                  96,000.00          ZZ
                          360                95,911.08          1
                          6.3750             598.92             80
                          6.1250             598.92
HUMBLE        TX 77346    1                  05/11/05           00
0439357419                09                 07/01/05           0.0000
0008995680                O                  06/01/35
0

9958345       462/G02     F                  183,300.00         ZZ
                          360                182,959.54         1
                          6.3750             1143.56            80
                          6.1250             1143.56
LAND O LAKES  FL 34639    1                  04/15/05           00
0439357716                03                 06/01/05           0.0000
0008484388                N                  05/01/35
0

9958347       462/G02     F                  148,350.00         ZZ
                          360                148,198.75         1
                          5.8750             877.55             80
                          5.6250             877.55
LITTLE ELM    TX 75068    1                  05/03/05           00
0439369331                03                 07/01/05           0.0000
8600389                   O                  06/01/35
0

9958367       462/G02     F                  287,150.00         ZZ
                          360                286,590.38         1
                          6.1250             1744.76            90
                          5.8750             1744.76
LAS VEGAS     NV 89156    1                  04/25/05           11
0439369430                03                 06/01/05           25.0000
5196480                   O                  05/01/35
0

9958373       462/G02     F                  130,550.00         ZZ
                          360                130,431.98         1
                          6.5000             825.17             80
                          6.2500             825.17
MIAMI         FL 33190    1                  05/12/05           00
0439361452                09                 07/01/05           0.0000
8219784                   N                  06/01/35
0

9958379       462/G02     F                  512,000.00         ZZ
                          360                512,000.00         1
                          6.1250             2613.33            80
                          5.8750             2613.33
LEESBURG      VA 20176    1                  04/27/05           00
0439355710                05                 06/01/05           0.0000
8078784                   O                  05/01/35
0

9958387       462/G02     F                  279,250.00         ZZ
                          360                278,779.44         1
                          6.8750             1834.48            80
                          6.6250             1834.48
ORLANDO       FL 32832    1                  04/29/05           00
0439369125                03                 06/01/05           0.0000
9123498                   O                  05/01/35
0

9958389       462/G02     F                  133,900.00         ZZ
                          360                133,632.73         1
                          6.0000             802.80             80
                          5.7500             802.80
VAIL          AZ 85641    1                  04/13/05           00
0439368606                03                 06/01/05           0.0000
7893480                   O                  05/01/35
0

9958393       462/G02     F                  119,950.00         ZZ
                          360                119,692.93         1
                          5.6250             690.50             80
                          5.3750             690.50
GRAND PRAIRIE TX 75052    1                  04/15/05           00
0439368234                03                 06/01/05           0.0000
8581381                   O                  05/01/35
0

9958409       462/G02     F                  97,000.00          ZZ
                          360                96,810.94          1
                          6.1250             589.39             70
                          5.8750             589.39
LOVELAND      CO 80538    1                  04/27/05           00
0439368879                01                 06/01/05           0.0000
0008736480                O                  05/01/35
0

9958411       462/G02     F                  79,800.00          ZZ
                          360                79,636.88          1
                          5.8750             472.05             80
                          5.6250             472.05
KATY          TX 77493    1                  04/11/05           00
0439357328                03                 06/01/05           0.0000
8262586                   O                  05/01/35
0

9958421       462/G02     F                  141,650.00         ZZ
                          360                141,050.08         1
                          6.2500             872.17             80
                          6.0000             872.17
OTSEGO        MN 55301    1                  03/31/05           00
0439369422                09                 05/01/05           0.0000
8212680                   N                  04/01/35
0

9958427       462/G02     F                  141,500.00         ZZ
                          360                141,217.02         1
                          5.9900             847.46             80
                          5.7400             847.46
YORK          SC 29745    1                  04/18/05           00
0439368242                03                 06/01/05           0.0000
8141780                   O                  05/01/35
0

9958429       462/G02     F                  141,700.00         ZZ
                          360                141,410.35         1
                          5.8750             838.21             90
                          5.6250             838.21
CYPRESS       TX 77433    1                  04/15/05           11
0439368770                03                 06/01/05           25.0000
8502387                   O                  05/01/35
0

9958433       462/G02     F                  100,350.00         ZZ
                          360                100,249.90         1
                          5.9900             601.01             80
                          5.7400             601.01
BAYTOWN       TX 77521    1                  05/04/05           00
0439369315                03                 07/01/05           0.0000
0008773582                O                  06/01/35
0

9958443       462/G02     F                  114,400.00         ZZ
                          360                114,299.06         2
                          6.6250             732.52             80
                          6.3750             732.52
TAMPA         FL 33619    1                  05/12/05           00
0439358029                05                 07/01/05           0.0000
0008798381                N                  06/01/35
0

9958447       462/G02     F                  456,750.00         ZZ
                          360                455,838.33         1
                          6.0000             2738.45            80
                          5.7500             2738.45
MURRIETA      CA 92562    1                  04/27/05           00
0439368465                05                 06/01/05           0.0000
8626988                   O                  05/01/35
0

9958449       462/G02     F                  199,900.00         ZZ
                          360                199,537.58         1
                          6.5000             1263.51            80
                          6.2500             1263.51
MIAMI         FL 33186    1                  04/22/05           00
0439368630                09                 06/01/05           0.0000
8622482                   O                  05/01/35
0

9958451       462/G02     F                  83,950.00          ZZ
                          360                83,870.34          1
                          6.2500             516.90             70
                          6.0000             516.90
HUMBLE        TX 77346    1                  05/17/05           00
0439352071                09                 07/01/05           0.0000
8978181                   N                  06/01/35
0

9958453       462/G02     F                  111,750.00         ZZ
                          360                111,638.75         1
                          6.0000             670.00             80
                          5.7500             670.00
CYPRESS       TX 77433    1                  05/05/05           00
0439361502                03                 07/01/05           0.0000
0008893588                O                  06/01/35
0

9958457       462/G02     F                  102,300.00         ZZ
                          360                102,105.36         1
                          6.2500             629.88             70
                          6.0000             629.88
KINGWOOD      TX 77339    1                  04/26/05           00
0439369356                03                 06/01/05           0.0000
8799488                   N                  05/01/35
0

9958467       462/G02     F                  139,900.00         ZZ
                          360                139,620.74         1
                          6.0000             838.78             80
                          5.7500             838.78
ALLEN         TX 75002    1                  04/26/05           00
0439368796                03                 06/01/05           0.0000
0008074684                O                  05/01/35
0

9958471       462/G02     F                  136,050.00         ZZ
                          360                135,920.90         1
                          6.2500             837.69             80
                          6.0000             837.69
TUCSON        AZ 85746    1                  05/11/05           00
0439351321                03                 07/01/05           0.0000
8975781                   O                  06/01/35
0

9958479       462/G02     F                  192,100.00         ZZ
                          360                191,734.49         1
                          6.2500             1182.80            90
                          6.0000             1182.80
SPRING HILL   FL 34609    1                  04/22/05           11
0439368853                03                 06/01/05           25.0000
0008016784                O                  05/01/35
0

9958483       462/G02     F                  298,950.00         ZZ
                          360                298,338.91         1
                          5.8750             1768.41            74
                          5.6250             1768.41
LAS VEGAS     NV 89110    1                  04/26/05           00
0439367897                03                 06/01/05           0.0000
8689085                   O                  05/01/35
0

9958491       462/G02     F                  298,800.00         ZZ
                          360                298,271.29         1
                          6.6250             1913.25            60
                          6.3750             1913.25
ROCKLEDGE     FL 32955    1                  04/29/05           00
0439353533                03                 06/01/05           0.0000
0007360787                O                  05/01/35
0

9958941       462/G02     F                  167,650.00         ZZ
                          360                167,323.27         1
                          6.1250             1018.66            95
                          5.8750             1018.66
LEAGUE CITY   TX 77573    1                  04/22/05           04
0439368473                03                 06/01/05           30.0000
0008644585                O                  05/01/35
0

9958945       462/G02     F                  136,000.00         ZZ
                          360                135,877.05         1
                          6.5000             859.62             54
                          6.2500             859.62
LEHIGH ACRES  FL 33971    1                  05/19/05           00
0439368267                05                 07/01/05           0.0000
0008563488                N                  06/01/35
0

9958947       462/G02     F                  287,650.00         ZZ
                          360                287,074.75         1
                          5.9900             1722.76            80
                          5.7400             1722.76
CITY OF BAKERSCA 93312    1                  04/15/05           00
0439351917                05                 06/01/05           0.0000
0007638885                O                  05/01/35
0

9958951       462/G02     F                  249,200.00         ZZ
                          360                248,963.55         1
                          6.2500             1534.37            95
                          6.0000             1534.37
LAS VEGAS     NV 89156    1                  05/05/05           04
0439368846                03                 07/01/05           30.0000
0005810882                O                  06/01/35
0

9958953       462/G02     F                  250,700.00         ZZ
                          360                250,444.40         1
                          5.8750             1482.99            80
                          5.6250             1482.99
FRESNO        CA 93722    1                  05/18/03           00
0439350950                05                 07/01/05           0.0000
0007918683                O                  06/01/35
0

9958965       462/G02     F                  148,100.00         ZZ
                          360                147,789.99         1
                          5.7500             864.28             80
                          5.5000             864.28
TOMBALL       TX 77377    1                  04/28/05           00
0439357203                03                 06/01/05           0.0000
008464281                 O                  05/01/35
0

9958967       462/G02     F                  197,700.00         ZZ
                          360                197,295.87         1
                          5.8750             1169.48            80
                          5.6250             1169.48
KELLER        TX 76248    1                  04/22/05           00
0439369026                03                 06/01/05           0.0000
0008468985                O                  05/01/35
0

9958969       462/G02     F                  478,950.00         ZZ
                          360                478,950.00         1
                          6.2500             2494.53            80
                          6.0000             2494.53
RANCHO CUCAMONCA 91739    1                  04/01/05           00
0439368192                05                 06/01/05           0.0000
0008124885                O                  05/01/35
0

9958975       462/G02     F                  120,000.00         ZZ
                          360                119,777.11         1
                          6.3750             748.65             58
                          6.1250             748.65
PLAINFIELD    IL 60544    1                  04/15/05           00
0439368481                05                 06/01/05           0.0000
0008201485                N                  05/01/35
0

9958977       462/G02     F                  142,550.00         ZZ
                          360                142,321.32         1
                          7.1250             960.39             80
                          6.8750             960.39
FORT MYERS    FL 33908    1                  04/20/05           00
0439368150                01                 06/01/05           0.0000
0009341199                O                  05/01/35
0

9958979       462/G02     F                  111,850.00         ZZ
                          360                111,632.01         1
                          6.1250             679.62             80
                          5.8750             679.62
FORT WORTH    TX 76248    1                  04/13/05           00
0439368317                03                 06/01/05           0.0000
0008435984                O                  05/01/35
0

9958981       462/G02     F                  199,500.00         ZZ
                          360                199,163.82         1
                          6.8750             1310.58            90
                          6.6250             1310.58
VALRICO       FL 33594    1                  04/29/05           11
0439352360                03                 06/01/05           25.0000
0008935884                O                  05/01/35
0

9958997       462/G02     F                  151,700.00         T
                          360                151,411.35         1
                          6.2500             934.05             80
                          6.0000             934.05
BRADENTON     FL 34212    1                  04/28/05           00
0439369380                03                 06/01/05           0.0000
0009776196                O                  05/01/35
0

9958999       462/G02     F                  166,300.00         ZZ
                          360                166,138.36         1
                          6.1250             1010.46            80
                          5.8750             1010.46
LAKE IN THE HIIL 60156    1                  05/16/05           00
0439353178                01                 07/01/05           0.0000
0008822280                O                  06/01/35
0

9959009       462/G02     F                  148,150.00         ZZ
                          360                148,006.00         1
                          6.1250             900.18             80
                          5.8750             900.18
ALLEN         TX 75002    1                  05/04/05           00
0439368747                03                 07/01/05           0.0000
0007625585                O                  06/01/35
0

9959011       462/G02     F                  90,050.00          ZZ
                          360                89,878.66          1
                          6.2500             554.46             80
                          6.0000             554.46
HOUSTON       TX 77084    1                  04/28/05           00
0439369349                09                 06/01/05           0.0000
0008779282                O                  05/01/35
0

9959013       462/G02     F                  181,400.00         ZZ
                          360                180,466.15         1
                          5.8750             1073.05            80
                          5.6250             1073.05
FRESNO        CA 93722    1                  01/14/05           00
0439368838                05                 03/01/05           0.0000
0006928485                O                  02/01/35
0

9959023       462/G02     F                  164,200.00         ZZ
                          360                163,916.46         1
                          6.7500             1065.00            75
                          6.5000             1065.00
ZEPHYRHILLS   FL 33544    1                  04/29/05           00
0439351685                03                 06/01/05           0.0000
0008791782                N                  05/01/35
0

9959033       462/G02     F                  119,600.00         ZZ
                          360                119,360.81         1
                          5.9900             716.30             80
                          5.7400             716.30
HUMBLE        TX 77346    1                  04/20/05           00
0439352642                03                 06/01/05           0.0000
0007921083                O                  05/01/35
0

9959035       462/G02     F                  148,000.00         ZZ
                          360                147,718.39         1
                          6.2500             911.27             80
                          6.0000             911.27
MANSFIELD     TX 76063    1                  04/19/05           00
0439363326                03                 06/01/05           0.0000
0007629884                O                  05/01/35
0

9959037       462/G02     F                  55,000.00          ZZ
                          360                54,947.81          1
                          6.2500             338.65             20
                          6.0000             338.65
ZEPHYRHILLS   FL 33544    1                  05/18/05           00
0439369307                03                 07/01/05           0.0000
0008012882                O                  06/01/35
0

9959039       462/G02     F                  189,550.00         ZZ
                          360                189,171.66         1
                          6.0000             1136.45            80
                          5.7500             1136.45
KELLER        TX 76248    1                  04/27/05           00
0439372970                03                 06/01/05           0.0000
0008580383                O                  05/01/35
0

9959043       462/G02     F                  229,050.00         ZZ
                          360                228,614.19         1
                          6.2500             1410.31            80
                          6.0000             1410.31
COMMERCE CITY CO 80022    1                  04/28/05           00
0439369299                03                 06/01/05           0.0000
0008523086                O                  05/01/35
0

9959047       462/G02     F                  91,800.00          ZZ
                          360                91,712.89          1
                          6.2500             565.23             80
                          6.0000             565.23
HOUSTON       TX 77047    1                  05/10/05           00
0439348996                03                 07/01/05           0.0000
0008977183                O                  06/01/35
0

9959051       462/G02     F                  242,700.00         ZZ
                          360                242,227.00         1
                          6.1250             1474.68            80
                          5.8750             1474.68
FRESNO        CA 93722    1                  04/20/05           00
0439372848                05                 06/01/05           0.0000
0007266083                O                  05/01/35
0

9959079       H58/G02     F                  239,000.00         ZZ
                          360                238,773.23         1
                          6.2500             1471.56            78
                          6.0000             1471.56
SANTA ANA     CA 92705    5                  05/05/05           00
0439357948                01                 07/01/05           0.0000
299375                    O                  06/01/35
0

9959085       H58/G02     F                  297,500.00         ZZ
                          360                297,500.00         1
                          6.0000             1487.50            75
                          5.7500             1487.50
OCEANO        CA 93445    5                  05/03/05           00
0439358656                05                 07/01/05           0.0000
294681                    N                  06/01/35
0

9959105       H58/G02     F                  632,000.00         ZZ
                          360                632,000.00         1
                          6.6250             3489.17            79
                          6.3750             3489.17
CLAYTON       CA 94517    2                  05/11/05           00
0439366923                05                 07/01/05           0.0000
298676                    O                  06/01/35
0

9959155       H58/G02     F                  183,250.00         ZZ
                          360                183,071.89         1
                          6.1250             1113.45            64
                          5.8750             1113.45
SACRAMENTO    CA 95823    5                  05/11/05           00
0439366782                05                 07/01/05           0.0000
297102                    O                  06/01/35
0

9959177       H58/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.2500             833.33             80
                          6.0000             833.33
PORTLAND      OR 97203    5                  05/05/05           00
0439354374                05                 07/01/05           0.0000
293124                    O                  06/01/35
0

9959191       H58/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.5000             1603.33            80
                          6.2500             1603.33
CRESWELL      OR 97426    1                  05/10/05           00
0439366949                05                 07/01/05           0.0000
297953                    O                  06/01/35
0

9959243       H58/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          5.7500             670.83             80
                          5.5000             670.83
PHOENIX       AZ 85023    5                  05/09/05           00
0439360595                05                 07/01/05           0.0000
300554                    O                  06/01/35
0

9959253       H58/G02     F                  268,000.00         ZZ
                          360                267,739.52         1
                          6.1250             1628.40            78
                          5.8750             1628.40
PHOENIX       AZ 85085    5                  05/12/05           00
0439356254                03                 07/01/05           0.0000
299017                    O                  06/01/35
0

9959259       H58/G02     F                  153,100.00         ZZ
                          360                153,100.00         1
                          6.3750             813.34             78
                          6.1250             813.34
CHANDLER      AZ 85249    1                  05/02/05           00
0439366899                03                 07/01/05           0.0000
295291                    N                  06/01/35
0

9959261       H58/G02     F                  396,000.00         ZZ
                          360                396,000.00         1
                          6.5000             2145.00            80
                          6.2500             2145.00
SCOTTSDALE    AZ 85254    1                  05/05/05           00
0439357005                03                 07/01/05           0.0000
293364                    O                  06/01/35
0

9959611       Z37/G02     F                  181,710.00         ZZ
                          360                181,537.59         4
                          6.2500             1118.82            90
                          6.0000             1118.82
KILLEEN       TX 76549    1                  05/25/05           01
0439478918                05                 07/01/05           25.0000
000002456                 N                  06/01/35
0

9959721       E22/G02     F                  283,400.00         ZZ
                          360                283,124.55         2
                          6.1250             1721.97            65
                          5.8750             1721.97
KEARNY        NJ 07032    5                  05/31/05           00
0424279263                05                 07/01/05           0.0000
0424279263                N                  06/01/35
0

9960971       944/G02     F                  359,000.00         ZZ
                          360                358,316.97         1
                          6.2500             2210.42            80
                          6.0000             2210.42
BLAINE        MN 55434    5                  04/26/05           00
0439357088                05                 06/01/05           0.0000
1001821862                O                  05/01/35
0

9962309       S27/G02     F                  182,400.00         ZZ
                          360                182,222.71         1
                          6.1250             1108.29            80
                          5.8750             1108.29
PORT CHARLOTTEFL 33981    5                  05/23/05           00
0439354887                05                 07/01/05           0.0000
1010041293                O                  06/01/35
0

9962697       E22/G02     F                  176,000.00         ZZ
                          360                175,840.89         3
                          6.5000             1112.44            80
                          6.2500             1112.44
MIDDLETOWN    CT 06457    1                  06/01/05           00
0424267094                05                 07/01/05           0.0000
0424267094                O                  06/01/35
0

9964367       E11/G02     F                  396,000.00         ZZ
                          360                395,667.31         4
                          6.8750             2601.44            80
                          6.6250             2601.44
MINNEAPOLIS   MN 55408    1                  05/27/05           00
0439378506                05                 07/01/05           0.0000
0030001079331             N                  06/01/35
0

9964473       E22/G02     F                  82,800.00          ZZ
                          360                82,800.00          1
                          6.3750             516.56             62
                          6.1250             516.56
EULESS        TX 76039    2                  06/02/05           00
0424045276                05                 08/01/05           0.0000
0424045276                N                  07/01/35
0

9964487       E22/G02     F                  138,000.00         ZZ
                          360                138,000.00         1
                          6.2500             849.69             88
                          6.0000             849.69
SANFORD       ME 04073    5                  05/27/05           01
0424112225                05                 08/01/05           25.0000
0424112225                O                  07/01/35
0

9964703       E22/G02     F                  132,400.00         ZZ
                          360                132,400.00         1
                          6.8750             758.54             80
                          6.6250             758.54
WEST PALM BEACFL 33407    1                  06/02/05           00
0424336550                05                 07/01/05           0.0000
0424336550                N                  06/01/35
0

9964767       E22/G02     F                  76,640.00          ZZ
                          360                76,640.00          1
                          7.0000             509.89             80
                          6.7500             509.89
EVERMAN       TX 76140    2                  06/02/05           00
0424415057                05                 08/01/05           0.0000
0424415057                N                  07/01/35
0

9964961       X08/G02     F                  154,900.00         ZZ
                          360                154,753.02         1
                          6.2500             953.75             54
                          6.0000             953.75
ST GEORGE     UT 84790    1                  05/20/05           00
0439363516                05                 07/01/05           0.0000
6052473                   O                  06/01/35
0

9964985       L49/G02     F                  327,900.00         ZZ
                          360                327,900.00         1
                          5.7500             1571.19            80
                          5.5000             1571.19
SAN MARCOS    CA 92078    1                  05/23/05           00
0439357955                01                 07/01/05           0.0000
10028078                  O                  06/01/35
0

9965071       X08/G02     F                  224,000.00         ZZ
                          360                223,771.63         1
                          5.8750             1325.04            70
                          5.6250             1325.04
SYRACUSE      UT 84075    2                  05/05/05           00
0439363821                05                 07/01/05           0.0000
2820404                   O                  06/01/35
0

9965111       X08/G02     F                  86,250.00          ZZ
                          360                86,175.74          1
                          6.7500             559.42             75
                          6.5000             559.42
ONTARIO       OR 97914    2                  05/19/05           00
0439363888                05                 07/01/05           0.0000
2820362                   N                  06/01/35
0

9965251       X08/G02     F                  224,000.00         ZZ
                          360                223,782.28         1
                          6.1250             1361.05            80
                          5.8750             1361.05
WEST JORDAN   UT 84088    1                  05/20/05           00
0439363565                05                 07/01/05           0.0000
2820178                   O                  06/01/35
0

9965269       X08/G02     F                  64,300.00          ZZ
                          360                64,240.44          1
                          6.3750             401.15             64
                          6.1250             401.15
MARSHALL      MI 49068    2                  05/10/05           00
0439363714                05                 07/01/05           0.0000
6053993                   O                  06/01/35
0

9965299       X08/G02     F                  105,000.00         ZZ
                          360                104,897.95         1
                          6.1250             637.99             75
                          5.8750             637.99
FOUNTAIN      CO 80817    5                  05/09/05           00
0439437369                05                 07/01/05           0.0000
6053967                   O                  06/01/35
0

9965325       X08/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.3750             850.00             80
                          6.1250             850.00
PLEASANT GROVEUT 84062    1                  05/20/05           00
0439363698                05                 07/01/05           0.0000
6053345                   O                  06/01/35
0

9965599       950/G02     F                  123,200.00         ZZ
                          360                123,103.89         1
                          7.2500             840.44             80
                          7.0000             840.44
PORTLAND      OR 97220    1                  05/16/05           00
0439372582                05                 07/01/05           0.0000
H254069                   N                  06/01/35
0

9966359       E22/G02     F                  155,700.00         ZZ
                          360                155,700.00         2
                          6.6250             996.96             90
                          6.3750             996.96
GREAT FALLS   MT 59405    1                  06/02/05           10
0423712108                05                 08/01/05           25.0000
0423712108                N                  07/01/35
0

9966617       E22/G02     F                  100,000.00         ZZ
                          360                99,900.45          1
                          6.0000             599.55             39
                          5.7500             599.55
STERLING HEIGHMI 48314    1                  06/03/05           00
0424341618                01                 07/01/05           0.0000
0424341618                O                  06/01/35
0

9966717       E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         2
                          6.2500             1847.15            80
                          6.0000             1847.15
NEW ORLEANS   LA 70116    1                  06/03/05           00
0424424109                05                 08/01/05           0.0000
0424424109                O                  07/01/35
0

9966755       E82/G02     F                  137,000.00         ZZ
                          360                137,000.00         1
                          6.7500             888.58             94
                          6.5000             888.58
PACE          FL 32571    5                  06/02/05           04
0401130687                05                 08/01/05           30.0000
0401130687                O                  07/01/35
0

9967087       313/G02     F                  158,706.00         T
                          360                158,579.08         1
                          7.1250             1069.24            85
                          6.8750             1069.24
DAVENPORT     FL 33837    1                  05/06/05           04
0439477308                03                 07/01/05           20.0000
10619740                  O                  06/01/35
0

9967097       313/G02     F                  480,000.00         ZZ
                          360                479,064.54         2
                          6.1250             2916.54            80
                          5.8750             2916.54
BEVERLY       MA 01915    2                  04/27/05           00
0439379157                05                 06/01/05           0.0000
10621316                  O                  05/01/35
0

9968793       E22/G02     F                  156,000.00         ZZ
                          360                155,868.94         2
                          6.8750             1024.81            80
                          6.6250             1024.81
PHILADELPHIA  PA 19149    1                  06/06/05           00
0424017853                05                 07/01/05           0.0000
0424017853                N                  06/01/35
0

9968959       E22/G02     F                  296,000.00         ZZ
                          360                296,000.00         2
                          6.5000             1870.92            80
                          6.2500             1870.92
CHARLESTON    SC 29403    1                  06/07/05           00
0424230928                05                 08/01/05           0.0000
0424230928                N                  07/01/35
0

9969011       E22/G02     F                  178,500.00         ZZ
                          360                178,334.67         1
                          6.3750             1113.61            75
                          6.1250             1113.61
WALNUT HILL   IL 62893    5                  06/01/05           00
0424261139                05                 07/01/05           0.0000
0424261139                O                  06/01/35
0

9971249       Z16/G02     F                  420,000.00         ZZ
                          360                418,678.16         1
                          5.7500             2451.01            80
                          5.5000             2451.01
AUBURN        AL 36830    2                  03/21/05           00
0439371295                05                 05/01/05           0.0000
4000199066                O                  04/01/35
0

9971423       E22/G02     F                  649,950.00         ZZ
                          360                649,950.00         1
                          6.1250             3317.45            69
                          5.8750             3317.45
POWELL BUTTE  OR 97753    2                  06/01/05           00
0423967868                05                 08/01/05           0.0000
0423967868                O                  07/01/35
0

9971507       E22/G02     F                  202,500.00         ZZ
                          360                202,500.00         4
                          6.6250             1296.63            90
                          6.3750             1296.63
FARMINGTON    NM 87402    1                  06/07/05           01
0424198596                05                 08/01/05           25.0000
0424198596                N                  07/01/35
0

9971511       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.7500             675.00             80
                          6.5000             675.00
LAKE WORTH    FL 33460    1                  06/07/05           00
0424200038                05                 07/01/05           0.0000
0424200038                N                  06/01/35
0

9971515       E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.7500             720.00             80
                          6.5000             720.00
LAKE WORTH    FL 33460    1                  06/07/05           00
0424205946                05                 07/01/05           0.0000
0424205946                N                  06/01/35
0

9971623       E22/G02     F                  150,400.00         ZZ
                          360                150,400.00         1
                          6.0000             901.72             80
                          5.7500             901.72
LOWELL        MI 49331    1                  06/07/05           00
0424319093                05                 08/01/05           0.0000
0424319093                O                  07/01/35
0

9971651       E22/G02     F                  116,000.00         ZZ
                          360                115,892.56         1
                          6.3750             723.69             80
                          6.1250             723.69
COLUMBUS      GA 31904    1                  05/26/05           00
0424352490                05                 07/01/05           0.0000
0424352490                N                  06/01/35
0

9971653       E22/G02     F                  114,000.00         ZZ
                          360                114,000.00         1
                          6.6250             629.38             80
                          6.3750             629.38
AUBREY        TX 76227    1                  06/06/05           00
0424355048                03                 08/01/05           0.0000
0424355048                N                  07/01/35
0

9971671       E22/G02     F                  158,365.00         ZZ
                          360                158,365.00         1
                          6.2500             824.82             95
                          6.0000             824.82
NEWPORT NEWS  VA 23601    5                  06/02/05           10
0424374692                05                 08/01/05           30.0000
0424374692                O                  07/01/35
0

9971723       E22/G02     F                  125,550.00         ZZ
                          360                125,550.00         2
                          6.8750             824.77             90
                          6.6250             824.77
FORT MYERS    FL 33907    1                  06/07/05           10
0424413698                05                 08/01/05           25.0000
0424413698                N                  07/01/35
0

9973583       T08/G02     F                  140,930.00         ZZ
                          360                140,808.66         1
                          6.7500             914.07             70
                          6.5000             914.07
CAPE CORAL    FL 33993    2                  05/24/05           00
0439378738                05                 07/01/05           0.0000
11024447                  O                  06/01/35
0

9973597       T08/G02     F                  286,400.00         ZZ
                          360                286,141.09         1
                          6.5000             1810.24            71
                          6.2500             1810.24
SARASOTA      FL 34234    5                  05/12/05           00
0439377797                05                 07/01/05           0.0000
11160813                  O                  06/01/35
0

9973623       T08/G02     F                  78,320.00          ZZ
                          360                78,263.32          1
                          7.6250             554.34             80
                          7.3750             554.34
DAYTON        TX 77535    1                  05/17/05           00
0439389487                05                 07/01/05           0.0000
12152905                  O                  06/01/35
0

9973649       T08/G02     F                  94,800.00          ZZ
                          360                94,722.29          1
                          7.0000             630.71             79
                          6.7500             630.71
HOUMA         LA 70364    1                  05/20/05           00
0439379983                05                 07/01/05           0.0000
45050070                  O                  06/01/35
0

9973719       T08/G02     F                  150,000.00         ZZ
                          360                149,857.67         1
                          6.2500             923.58             55
                          6.0000             923.58
ODESSA        FL 33556    1                  05/26/05           00
0439374810                03                 07/01/05           0.0000
11280034                  O                  06/01/35
0

9973737       T08/G02     F                  145,600.00         ZZ
                          360                145,477.68         1
                          6.8750             956.49             80
                          6.6250             956.49
MASCOTTE      FL 34753    1                  05/20/05           00
0439466806                05                 07/01/05           0.0000
11043039                  N                  06/01/35
0

9973747       T08/G02     F                  216,800.00         ZZ
                          360                216,622.29         1
                          7.0000             1442.38            80
                          6.7500             1442.38
MARGATE       FL 33068    1                  05/20/05           00
0439466822                05                 07/01/05           0.0000
132029623                 O                  06/01/35
0

9973755       T08/G02     F                  180,796.00         ZZ
                          360                180,611.67         1
                          5.8750             1069.48            80
                          5.6250             1069.48
ORLANDO       FL 32825    1                  05/25/05           00
0439374737                03                 07/01/05           0.0000
19990602                  O                  06/01/35
0

9973773       T08/G02     F                  246,400.00         ZZ
                          360                246,177.25         1
                          6.5000             1557.42            80
                          6.2500             1557.42
RENO          NV 89502    1                  05/17/05           00
0439373853                05                 07/01/05           0.0000
45100062                  O                  06/01/35
0

9973775       T08/G02     F                  146,400.00         ZZ
                          360                146,291.35         1
                          7.5000             1023.65            80
                          7.2500             1023.65
JACKSONVILLE  FL 32225    1                  05/20/05           00
0439378183                03                 07/01/05           0.0000
12152885                  O                  06/01/35
0

9973793       T08/G02     F                  140,611.00         ZZ
                          360                140,467.64         1
                          5.8750             831.77             54
                          5.6250             831.77
BRADENTON     FL 34203    1                  05/18/05           00
0439463217                05                 07/01/05           0.0000
11160816                  O                  06/01/35
0

9973831       Q14/G02     F                  85,600.00          ZZ
                          360                85,600.00          1
                          6.5000             541.05             80
                          6.2500             541.05
CEDAR RAPIDS  IA 52402    1                  06/03/05           00
0439376427                05                 08/01/05           0.0000
527106                    O                  07/01/35
0

9974601       E22/G02     F                  360,000.00         ZZ
                          360                360,000.00         1
                          6.5000             2275.44            74
                          6.2500             2275.44
BRIGHTON      CO 80602    2                  06/03/05           00
0423952779                03                 08/01/05           0.0000
0423952779                O                  07/01/35
0

9974679       E22/G02     F                  95,500.00          TX
                          360                95,500.00          1
                          6.3750             595.80             41
                          6.1250             595.80
DAMON         TX 77430    5                  06/03/05           00
0424187615                05                 08/01/05           0.0000
0424187615                O                  07/01/35
0

9974689       E22/G02     F                  161,200.00         ZZ
                          360                161,200.00         4
                          6.6250             1032.18            75
                          6.3750             1032.18
TOWN OF WHEATFNY 14120    1                  06/08/05           00
0424200814                05                 08/01/05           0.0000
0424200814                N                  07/01/35
0

9974715       E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          6.2500             664.97             80
                          6.0000             664.97
VIERA         FL 32955    1                  06/08/05           00
0424226074                03                 08/01/05           0.0000
0424226074                N                  07/01/35
0

9974729       E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          6.2500             714.23             72
                          6.0000             714.23
PORTLAND      OR 97203    2                  06/02/05           00
0424249498                05                 08/01/05           0.0000
0424249498                N                  07/01/35
0

9974731       E22/G02     F                  106,000.00         ZZ
                          360                106,000.00         1
                          6.2500             652.66             71
                          6.0000             652.66
PORTLAND      OR 97236    2                  06/02/05           00
0424249563                05                 08/01/05           0.0000
0424249563                N                  07/01/35
0

9974809       E22/G02     F                  101,200.00         ZZ
                          360                101,200.00         1
                          6.2500             623.11             80
                          6.0000             623.11
EULESS        TX 76039    1                  06/03/05           00
0424313955                05                 08/01/05           0.0000
0424313955                O                  07/01/35
0

9974825       E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.2500             291.67             64
                          6.0000             291.67
BAY CITY      MI 48708    5                  06/03/05           00
0424322592                05                 08/01/05           0.0000
0424322592                O                  07/01/35
0

9974851       E22/G02     F                  98,960.00          ZZ
                          360                98,960.00          1
                          6.2500             609.31             80
                          6.0000             609.31
PINCONNING    MI 48650    1                  06/08/05           00
0424335370                05                 08/01/05           0.0000
0424335370                O                  07/01/35
0

9974893       E22/G02     F                  160,000.00         TX
                          360                160,000.00         1
                          6.5000             1011.31            80
                          6.2500             1011.31
ALLEN         TX 75002    5                  06/03/05           00
0424366946                05                 08/01/05           0.0000
0424366946                O                  07/01/35
0

9975005       E82/G02     F                  194,900.00         ZZ
                          360                194,900.00         1
                          6.2500             1200.03            67
                          6.0000             1200.03
PALM BEACH GARFL 33410    2                  06/06/05           00
0401127360                05                 08/01/05           0.0000
0401127360                O                  07/01/35
0

9977045       F34/G02     F                  72,850.00          ZZ
                          360                72,850.00          1
                          6.5000             460.46             80
                          6.2500             460.46
LEXINGTON     SC 29072    1                  06/03/05           00
0439378928                09                 08/01/05           0.0000
4900504364                N                  07/01/35
0

9977177       M40/G02     F                  680,000.00         ZZ
                          360                680,000.00         1
                          5.5000             3116.67            80
                          5.2500             3116.67
YORBA LINDA   CA 92887    5                  06/01/05           00
0439392622                03                 08/01/05           0.0000
WS1705006                 O                  07/01/35
0

9977329       K60/G02     F                  78,850.00          ZZ
                          360                78,786.94          2
                          7.1250             531.23             95
                          6.8750             531.23
MEMPHIS       TN 38112    2                  05/24/05           04
0439388588                05                 07/01/05           30.0000
0001109889                O                  06/01/35
0

9977355       E44/G02     F                  95,200.00          ZZ
                          360                95,200.00          1
                          6.0000             570.77             80
                          5.7500             570.77
BRIGHAM CITY  UT 84302    1                  06/06/05           00
0439387671                05                 08/01/05           0.0000
46050034                  O                  07/01/35
0

9977515       E22/G02     F                  92,700.00          ZZ
                          360                92,700.00          1
                          6.5000             585.93             90
                          6.2500             585.93
COVINGTON     GA 30016    1                  06/09/05           01
0424477503                05                 08/01/05           30.0000
0424477503                O                  07/01/35
0

9977575       E22/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          6.2500             429.17             80
                          6.0000             429.17
COVINGTON     GA 30016    1                  06/09/05           00
0424106508                05                 08/01/05           0.0000
0424106508                O                  07/01/35
0

9977603       E22/G02     F                  43,875.00          ZZ
                          360                43,875.00          1
                          6.5000             277.32             75
                          6.2500             277.32
CLEBURNE      TX 76031    2                  06/09/05           00
0424190718                05                 08/01/05           0.0000
0424190718                N                  07/01/35
0

9977623       E22/G02     F                  174,510.00         ZZ
                          360                174,510.00         3
                          7.0000             1017.98            90
                          6.7500             1017.98
NEW HAVEN     CT 06511    1                  06/09/05           04
0424236586                05                 08/01/05           25.0000
0424236586                N                  07/01/35
0

9977647       E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         2
                          6.8750             945.98             90
                          6.6250             945.98
NEW HAVEN     CT 06513    1                  06/09/05           01
0424268852                05                 08/01/05           25.0000
0424268852                N                  07/01/35
0

9977655       E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          6.6250             576.28             90
                          6.3750             576.28
MARTINSBURG   WV 25401    1                  06/07/05           10
0424279248                05                 08/01/05           25.0000
0424279248                N                  07/01/35
0

9977665       E22/G02     F                  76,800.00          ZZ
                          360                76,800.00          1
                          6.5000             485.43             80
                          6.2500             485.43
HUTTO         TX 78634    1                  06/09/05           00
0424296572                05                 08/01/05           0.0000
0424296572                N                  07/01/35
0

9977669       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          4
                          6.8750             438.28             90
                          6.6250             438.28
PENDLETON     OR 97801    1                  06/06/05           01
0424303311                05                 08/01/05           25.0000
0424303311                N                  07/01/35
0

9977727       E22/G02     F                  44,050.00          ZZ
                          360                43,920.35          1
                          6.5000             278.43             73
                          6.2500             278.43
CLEBURNE      TX 76033    2                  06/09/05           00
0424393528                05                 08/01/05           0.0000
0424393528                N                  07/01/35
0

9977747       E22/G02     F                  63,300.00          ZZ
                          360                63,300.00          1
                          6.7500             410.56             85
                          6.5000             410.56
GOSHEN        OH 45122    2                  06/09/05           04
0424409985                05                 08/01/05           20.0000
0424409985                N                  07/01/35
0

9977791       E82/G02     F                  205,600.00         ZZ
                          360                205,600.00         1
                          6.5000             1299.53            84
                          6.2500             1299.53
DAYTON        NV 89403    5                  06/07/05           04
0401124912                05                 08/01/05           12.0000
0401124912                O                  07/01/35
0

9978021       462/G02     F                  90,350.00          ZZ
                          360                90,260.05          1
                          6.0000             541.70             80
                          5.7500             541.70
SPRING        TX 77388    1                  05/23/05           00
0439462490                03                 07/01/05           0.0000
0008669889                O                  06/01/35
0

9978041       462/G02     F                  145,700.00         ZZ
                          360                145,565.05         1
                          6.3750             908.98             80
                          6.1250             908.98
ESTERO        FL 33928    1                  05/18/05           00
0439453069                01                 07/01/05           0.0000
0008268583                O                  06/01/35
0

9978063       462/G02     F                  85,600.00          ZZ
                          360                85,518.77          1
                          6.2500             527.06             80
                          6.0000             527.06
HOUSTON       TX 77008    1                  05/19/05           00
0439457623                05                 07/01/05           0.0000
0009033986                O                  06/01/35
0

9978149       H58/G02     F                  112,000.00         ZZ
                          360                111,885.81         1
                          5.8750             662.52             95
                          5.6250             662.52
COLORADO SPRINCO 80917    2                  05/03/05           01
0439391244                09                 07/01/05           30.0000
299161                    O                  06/01/35
0

9978151       H58/G02     F                  150,000.00         ZZ
                          360                149,850.67         1
                          6.0000             899.33             31
                          5.7500             899.33
HOLLISTER     CA 95023    5                  05/18/05           00
0439394610                05                 07/01/05           0.0000
302758                    O                  06/01/35
0

9979357       462/G02     F                  301,500.00         T
                          360                301,246.69         1
                          6.8750             1980.65            90
                          6.6250             1980.65
HUDSON        FL 34667    1                  05/27/05           04
0439472226                05                 07/01/05           25.0000
0009030685                O                  06/01/35
0

9979385       E22/G02     F                  73,200.00          ZZ
                          360                73,200.00          1
                          7.3750             505.57             80
                          7.1250             505.57
CHARLOTTE     NC 28205    2                  06/10/05           00
0423697200                05                 08/01/05           0.0000
0423697200                N                  07/01/35
0

9979423       E22/G02     F                  140,400.00         ZZ
                          360                140,400.00         3
                          7.2500             957.78             90
                          7.0000             957.78
YAKIMA        WA 98902    2                  06/08/05           01
0424019891                05                 08/01/05           25.0000
0424019891                N                  07/01/35
0

9979529       E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         2
                          6.5000             1036.59            80
                          6.2500             1036.59
HUNTLEY       IL 60142    1                  06/10/05           00
0424240133                05                 08/01/05           0.0000
0424240133                O                  07/01/35
0

9979657       E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         2
                          6.6250             691.54             80
                          6.3750             691.54
MILWAUKEE     WI 53209    5                  06/10/05           00
0424318111                05                 08/01/05           0.0000
0424318111                N                  07/01/35
0

9979711       E22/G02     F                  65,200.00          ZZ
                          360                65,200.00          2
                          6.8750             428.32             80
                          6.6250             428.32
WEST MONROE   LA 71291    1                  06/10/05           00
0424358166                05                 08/01/05           0.0000
0424358166                N                  07/01/35
0

9979729       E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          6.5000             455.09             80
                          6.2500             455.09
HUTTO         TX 78634    1                  06/09/05           00
0424367530                05                 08/01/05           0.0000
0424367530                N                  07/01/35
0

9979753       E22/G02     F                  165,900.00         ZZ
                          360                165,900.00         1
                          6.3750             1035.00            70
                          6.1250             1035.00
PEORIA        AZ 85345    5                  06/06/05           00
0424397818                05                 08/01/05           0.0000
0424397818                O                  07/01/35
0

9979783       E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         2
                          6.1250             656.22             60
                          5.8750             656.22
NEW HAVEN     CT 06511    2                  06/10/05           00
0424411908                05                 08/01/05           0.0000
0424411908                N                  07/01/35
0

9979801       E22/G02     F                  102,000.00         ZZ
                          360                102,000.00         2
                          7.0000             678.61             79
                          6.7500             678.61
NEW ORLEANS   LA 70122    2                  06/10/05           00
0424417962                05                 08/01/05           0.0000
0424417962                N                  07/01/35
0

9979845       E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.6250             480.23             35
                          6.3750             480.23
ROTONDA WEST  FL 33947    1                  06/10/05           00
0424466399                05                 08/01/05           0.0000
0424466399                N                  07/01/35
0

9979931       462/G02     F                  142,500.00         ZZ
                          360                142,364.79         1
                          6.2500             877.40             80
                          6.0000             877.40
KELLER        TX 76248    1                  05/26/05           00
0439478280                03                 07/01/05           0.0000
0009148586                O                  06/01/35
0

9980807       F36/G02     F                  75,000.00          ZZ
                          360                74,923.54          1
                          5.8750             443.65             38
                          5.6250             443.65
TACOMA        WA 98405    5                  05/23/05           00
0439432303                05                 07/01/05           0.0000
06508085                  O                  06/01/35
0

9980877       E22/G02     F                  230,000.00         ZZ
                          360                230,000.00         1
                          5.8750             1360.54            27
                          5.6250             1360.54
ISLAMORADA    FL 33036    5                  06/07/05           00
0424140291                05                 08/01/05           0.0000
0424140291                O                  07/01/35
0

9980897       E22/G02     F                  75,200.00          ZZ
                          360                75,200.00          1
                          6.1250             456.92             80
                          5.8750             456.92
QUENEMO       KS 66528    5                  06/08/05           00
0424187029                05                 08/01/05           0.0000
0424187029                O                  07/01/35
0

9980903       E22/G02     F                  354,000.00         ZZ
                          360                354,000.00         1
                          6.6250             2266.70            75
                          6.3750             2266.70
NEW HYDE PARK NY 11040    1                  06/13/05           00
0424199867                05                 08/01/05           0.0000
0424199867                N                  07/01/35
0

9981003       E82/G02     F                  79,900.00          ZZ
                          360                79,900.00          1
                          6.6250             511.61             87
                          6.3750             511.61
BRECKENRIDGE  MI 48615    2                  06/10/05           04
0401126883                05                 08/01/05           25.0000
0401126883                O                  07/01/35
0

9981005       E22/G02     F                  237,000.00         T
                          360                237,000.00         1
                          6.0000             1420.93            63
                          5.7500             1420.93
GRASS VALLEY  CA 95945    5                  06/01/05           00
0424341964                05                 08/01/05           0.0000
0424341964                O                  07/01/35
0

9981027       E82/G02     F                  126,200.00         ZZ
                          360                126,200.00         1
                          6.3750             787.32             82
                          6.1250             787.32
DOTHAN        AL 36305    2                  06/10/05           04
0401127311                05                 08/01/05           12.0000
0401127311                O                  07/01/35
0

9981035       E82/G02     F                  139,100.00         ZZ
                          360                139,100.00         1
                          6.1250             845.19             76
                          5.8750             845.19
DALTON        MA 01226    5                  06/10/05           00
0401131065                05                 08/01/05           0.0000
0401131065                O                  07/01/35
0

9981097       E22/G02     F                  112,245.00         ZZ
                          360                112,245.00         4
                          6.3750             700.26             75
                          6.1250             700.26
ROOSEVELT     UT 84066    1                  06/02/05           00
0424416451                05                 08/01/05           0.0000
0424416451                N                  07/01/35
0

9981301       E22/G02     F                  271,000.00         ZZ
                          360                271,000.00         1
                          6.0000             1355.00            55
                          5.7500             1355.00
SAN LORENZO   CA 94580    1                  06/06/05           00
0423813765                03                 08/01/05           0.0000
0423813765                N                  07/01/35
0

9981303       E22/G02     F                  207,000.00         ZZ
                          360                207,000.00         4
                          7.0000             1377.18            89
                          6.7500             1377.18
MISSION       TX 78572    1                  06/10/05           04
0423825918                05                 08/01/05           25.0000
0423825918                N                  07/01/35
0

9981325       950/G02     F                  53,200.00          ZZ
                          360                53,200.00          2
                          6.6250             340.65             64
                          6.3750             340.65
KLAMATH FALLS OR 97601    2                  06/02/05           00
0439409681                05                 08/01/05           0.0000
HW54018                   N                  07/01/35
0

9981373       L14/G02     F                  157,068.00         ZZ
                          360                156,932.76         1
                          6.7500             1018.75            95
                          6.5000             1018.75
HOUSTON       TX 77075    1                  05/25/05           12
0439495086                03                 07/01/05           30.0000
100424798                 O                  06/01/35
0

9981377       L14/G02     F                  219,600.00         ZZ
                          360                219,401.47         1
                          6.5000             1388.02            95
                          6.2500             1388.02
ORLANDO       FL 32826    1                  05/26/05           11
0439489949                03                 07/01/05           30.0000
100626922                 O                  06/01/35
0

9981381       L14/G02     F                  136,800.00         ZZ
                          360                136,660.52         1
                          5.8750             809.22             95
                          5.6250             809.22
TEMPLE        TX 76502    1                  05/24/05           12
0439486481                05                 07/01/05           30.0000
100727879                 O                  06/01/35
0

9981385       L14/G02     F                  286,392.00         ZZ
                          360                286,085.82         1
                          5.6250             1648.64            80
                          5.3750             1648.64
WAXHAW        NC 28173    1                  05/12/05           00
0439491754                03                 07/01/05           0.0000
101123712                 O                  06/01/35
0

9981387       L14/G02     F                  233,992.00         ZZ
                          360                233,992.00         1
                          6.0000             1169.96            80
                          5.7500             1169.96
WAXHAW        NC 28173    1                  05/18/05           00
0439517418                03                 07/01/05           0.0000
101123734                 O                  06/01/35
0

9981389       L14/G02     F                  254,545.00         ZZ
                          360                254,545.00         1
                          5.8750             1246.21            80
                          5.6250             1246.21
WAXHAW        NC 28173    1                  05/25/05           00
0439488107                03                 07/01/05           0.0000
101123735                 O                  06/01/35
0

9981401       L14/G02     F                  123,348.00         ZZ
                          360                123,216.12         1
                          5.6250             710.06             80
                          5.3750             710.06
BOERNE        TX 78006    1                  05/25/05           00
0439487281                03                 07/01/05           0.0000
103820348                 O                  06/01/35
0

9981403       L14/G02     F                  96,128.00          ZZ
                          360                96,036.79          1
                          6.2500             591.88             80
                          6.0000             591.88
SAN ANTONIO   TX 78259    1                  05/13/05           00
0439495961                03                 07/01/05           0.0000
103820729                 O                  06/01/35
0

9981405       L14/G02     F                  80,000.00          ZZ
                          360                79,916.47          1
                          5.7500             466.86             52
                          5.5000             466.86
BOERNE        TX 78006    1                  05/12/05           00
0439489014                03                 07/01/05           0.0000
103820844                 O                  06/01/35
0

9981407       L14/G02     F                  125,920.00         ZZ
                          360                125,806.16         1
                          6.5000             795.90             80
                          6.2500             795.90
SAN ANTONIO   TX 78249    1                  05/20/05           00
0439490756                03                 07/01/05           0.0000
103820944                 N                  06/01/35
0

9981409       L14/G02     F                  100,828.00         ZZ
                          360                99,731.43          1
                          6.5000             637.30             80
                          6.2500             637.30
SAN ANTONIO   TX 78259    1                  05/24/05           00
0439490418                03                 07/01/05           0.0000
103821019                 O                  06/01/35
0

9981417       L14/G02     F                  162,568.00         ZZ
                          360                162,258.69         1
                          6.2500             1000.96            80
                          6.0000             1000.96
BRIGHTON      CO 80601    1                  04/28/05           00
0439496183                03                 06/01/05           0.0000
104129948                 O                  05/01/35
0

9981425       L14/G02     F                  159,992.00         ZZ
                          360                159,664.95         1
                          5.8750             946.42             80
                          5.6250             946.42
ROSEMOUNT     MN 55068    1                  04/28/05           00
0439494451                01                 06/01/05           0.0000
107438858                 O                  05/01/35
0

9981427       L14/G02     F                  259,800.00         ZZ
                          360                259,528.75         1
                          5.7500             1516.13            80
                          5.5000             1516.13
ROSEMOUNT     MN 55068    1                  05/16/05           00
0439492521                03                 07/01/05           0.0000
107438937                 O                  06/01/35
0

9981429       L14/G02     F                  111,992.00         ZZ
                          360                111,877.81         1
                          5.8750             662.47             80
                          5.6250             662.47
ROCHESTER     MN 55901    1                  05/19/05           00
0439493123                01                 07/01/05           0.0000
107438963                 O                  06/01/35
0

9981431       L14/G02     F                  122,850.00         ZZ
                          360                122,736.21         1
                          6.3750             766.43             90
                          6.1250             766.43
FLORENCE      AZ 85232    1                  05/09/05           12
0439489824                03                 07/01/05           25.0000
112917954                 O                  06/01/35
0

9981433       L14/G02     F                  158,451.00         ZZ
                          360                158,311.20         1
                          6.6250             1014.58            95
                          6.3750             1014.58
PEORIA        AZ 85345    1                  05/03/05           11
0439496076                07                 07/01/05           30.0000
112918108                 O                  06/01/35
0

9981437       L14/G02     F                  132,300.00         ZZ
                          360                132,161.87         1
                          5.7500             772.07             80
                          5.5000             772.07
PEORIA        AZ 85345    1                  05/04/05           00
0439492505                07                 07/01/05           0.0000
112918586                 O                  06/01/35
0

9981449       L14/G02     F                  189,000.00         ZZ
                          360                188,833.25         1
                          6.6250             1210.19            93
                          6.3750             1210.19
LAVEEN        AZ 85339    1                  05/23/05           11
0439489329                03                 07/01/05           30.0000
112920305                 O                  06/01/35
0

9981455       L14/G02     F                  136,300.00         ZZ
                          360                136,107.97         1
                          5.8750             806.27             80
                          5.6250             806.27
BROWNSBURG    IN 46112    1                  05/13/05           00
0439488552                03                 07/01/05           0.0000
113904957                 O                  06/01/35
0

9981463       L14/G02     F                  137,550.00         ZZ
                          360                137,550.00         1
                          6.1250             835.77             80
                          5.8750             835.77
MESQUITE      TX 75181    1                  05/05/05           00
0439487224                03                 07/01/05           0.0000
114229397                 O                  06/01/35
0

9981465       L14/G02     F                  135,500.00         ZZ
                          360                135,365.10         1
                          6.0000             812.40             80
                          5.7500             812.40
MCKINNEY      TX 75071    1                  05/05/05           00
0439489881                03                 07/01/05           0.0000
114231942                 O                  06/01/35
0

9981467       L14/G02     F                  141,832.00         ZZ
                          360                141,706.86         1
                          6.6250             908.17             95
                          6.3750             908.17
LITTLE ELM    TX 75068    1                  05/26/05           11
0439489683                03                 07/01/05           30.0000
114232719                 O                  06/01/35
0

9981469       L14/G02     F                  90,116.00          ZZ
                          360                90,116.00          1
                          6.3750             478.74             80
                          6.1250             478.74
ANTIOCH       TN 37013    1                  05/18/05           00
0439493636                03                 07/01/05           0.0000
117001777                 O                  06/01/35
0

9981473       L14/G02     F                  132,024.00         ZZ
                          360                131,889.39         1
                          5.8750             780.98             80
                          5.6250             780.98
SMYRNA        TN 37167    1                  05/24/05           00
0439495417                03                 07/01/05           0.0000
117002038                 O                  06/01/35
0

9981495       L14/G02     F                  121,600.00         ZZ
                          360                121,473.04         1
                          5.7500             709.63             80
                          5.5000             709.63
WOODSTOCK     GA 30188    1                  05/23/05           00
0439492414                07                 07/01/05           0.0000
121021703                 O                  06/01/35
0

9981497       L14/G02     F                  142,550.00         ZZ
                          360                142,333.05         1
                          5.7500             831.89             80
                          5.5000             831.89
DULUTH        GA 30097    1                  05/24/05           00
0439494691                01                 07/01/05           0.0000
121021705                 O                  06/01/35
0

9981507       L14/G02     F                  278,775.00         ZZ
                          360                278,504.04         1
                          6.1250             1693.87            80
                          5.8750             1693.87
VISALIA       CA 93291    1                  05/03/05           00
0439489303                05                 07/01/05           0.0000
121506798                 O                  06/01/35
0

9981511       L14/G02     F                  136,596.00         ZZ
                          360                136,596.00         1
                          5.8750             668.75             80
                          5.6250             668.75
FOWLERVILLE   MI 48836    1                  05/23/05           00
0439492943                01                 07/01/05           0.0000
123102938                 O                  06/01/35
0

9981513       L14/G02     F                  129,640.00         ZZ
                          360                129,399.20         1
                          6.3750             808.79             80
                          6.1250             808.79
DAVISON       MI 48423    1                  04/29/05           00
0439490442                05                 06/01/05           0.0000
123103710                 O                  05/01/35
0

9981517       L14/G02     F                  163,020.00         ZZ
                          360                162,883.04         1
                          6.8750             1070.93            95
                          6.6250             1070.93
WENTZVILLE    MO 63385    1                  05/06/05           11
0439488982                03                 07/01/05           30.0000
124700961                 O                  06/01/35
0

9981519       L14/G02     F                  202,560.00         ZZ
                          360                202,560.00         1
                          6.1250             1033.90            80
                          5.8750             1033.90
BERLIN        MD 21811    1                  05/17/05           00
0439495862                09                 07/01/05           0.0000
126400657                 O                  06/01/35
0

9981531       L14/G02     F                  161,400.00         ZZ
                          360                161,254.09         1
                          6.5000             1020.16            95
                          6.2500             1020.16
PORTERVILLE   CA 93257    1                  05/02/05           11
0439506361                05                 07/01/05           30.0000
200516817                 O                  06/01/35
0

9981561       L14/G02     F                  119,840.00         ZZ
                          360                119,720.69         1
                          6.0000             718.51             80
                          5.7500             718.51
LOVELAND      CO 80537    1                  05/06/05           00
0439489261                05                 07/01/05           0.0000
203550448                 O                  06/01/35
0

9981563       L14/G02     F                  292,000.00         ZZ
                          360                291,613.95         1
                          5.8750             1727.30            80
                          5.6250             1727.30
LOVELAND      CO 80537    1                  05/06/05           00
0439496779                05                 07/01/05           0.0000
203550463                 O                  06/01/35
0

9981565       L14/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          6.0000             920.00             80
                          5.7500             920.00
WESTMINSTER   CO 80021    2                  05/24/05           00
0439490343                03                 07/01/05           0.0000
203666245                 O                  06/01/35
0

9981567       L14/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.0000             1079.19            80
                          5.7500             1079.19
THORNTON      CO 80229    5                  05/20/05           00
0439497223                05                 07/01/05           0.0000
203667686                 O                  06/01/35
0

9981569       L14/G02     F                  182,400.00         ZZ
                          360                182,214.03         1
                          5.8750             1078.97            80
                          5.6250             1078.97
AURORA        CO 80018    1                  05/23/05           00
0439490517                03                 07/01/05           0.0000
203667852                 O                  06/01/35
0

9981575       L14/G02     F                  565,000.00         ZZ
                          360                564,437.53         1
                          6.0000             3387.47            63
                          5.7500             3387.47
LAKE FOREST   CA 92630    5                  05/22/05           00
0439495805                03                 07/01/05           0.0000
204031690                 O                  06/01/35
0

9981585       L14/G02     F                  135,000.00         ZZ
                          360                135,000.00         1
                          5.7500             646.88             48
                          5.5000             646.88
RENO          NV 89502    5                  05/18/05           00
0439490459                05                 07/01/05           0.0000
204033097                 O                  06/01/35
0

9981589       L14/G02     F                  263,500.00         ZZ
                          360                263,231.34         1
                          5.8750             1558.71            47
                          5.6250             1558.71
SPARKS        NV 89436    5                  05/23/05           00
0439496860                03                 07/01/05           0.0000
204033264                 O                  06/01/35
0

9981593       L14/G02     F                  160,000.00         ZZ
                          360                159,836.86         1
                          5.8750             946.47             80
                          5.6250             946.47
LUCAS         TX 75006    1                  05/26/05           00
0439491739                05                 07/01/05           0.0000
204840035                 O                  06/01/35
0

9981595       L14/G02     F                  103,200.00         ZZ
                          360                103,106.70         1
                          6.5000             652.30             80
                          6.2500             652.30
GRAND PRAIRIE TX 75052    2                  05/23/05           00
0439493495                03                 07/01/05           0.0000
204861049                 O                  06/01/35
0

9981597       L14/G02     F                  82,400.00          ZZ
                          360                82,321.81          1
                          6.2500             507.36             80
                          6.0000             507.36
DENISON       TX 75020    1                  05/17/05           00
0439496746                05                 07/01/05           0.0000
204890645                 O                  06/01/35
0

9981599       L14/G02     F                  56,000.00          ZZ
                          360                55,949.37          1
                          6.5000             353.96             80
                          6.2500             353.96
DENISON       TX 75020    1                  05/11/05           00
0439489212                07                 07/01/05           0.0000
204890690                 O                  06/01/35
0

9981601       L14/G02     F                  80,750.00          ZZ
                          360                80,677.00          1
                          6.5000             510.40             95
                          6.2500             510.40
SHERMAN       TX 75090    1                  05/18/05           12
0439490111                05                 07/01/05           30.0000
204890757                 O                  06/01/35
0

9981605       L14/G02     F                  132,325.00         ZZ
                          360                94,291.92          1
                          6.0000             661.63             79
                          5.7500             661.63
CANYON LAKE   TX 78133    1                  05/26/05           00
0439496027                05                 07/01/05           0.0000
206408593                 O                  06/01/35
0

9981611       L14/G02     F                  318,400.00         ZZ
                          360                318,400.00         1
                          5.7500             1525.67            80
                          5.5000             1525.67
WILLIAMSBURG  VA 23185    1                  05/17/05           00
0439492497                03                 07/01/05           0.0000
206906787                 O                  06/01/35
0

9981621       L14/G02     F                  306,400.00         ZZ
                          360                306,400.00         1
                          5.8750             1500.08            80
                          5.6250             1500.08
CHAPEL HILL   NC 27516    2                  05/24/05           00
0439493131                05                 07/01/05           0.0000
207161006                 N                  06/01/35
0

9981623       L14/G02     F                  100,000.00         ZZ
                          360                99,905.11          1
                          6.2500             615.72             80
                          6.0000             615.72
ZEBULON       NC 27597    1                  05/23/05           00
0439496944                05                 07/01/05           0.0000
207161235                 O                  06/01/35
0

9981625       L14/G02     F                  110,000.00         ZZ
                          360                109,885.14         1
                          5.7500             641.94             80
                          5.5000             641.94
RALEIGH       NC 27616    1                  05/23/05           00
0439494618                05                 07/01/05           0.0000
207161408                 O                  06/01/35
0

9981635       L14/G02     F                  170,400.00         ZZ
                          240                170,031.20         1
                          6.0000             1220.80            80
                          5.7500             1220.80
ORONOCO       MN 55960    1                  05/31/05           00
0439495144                05                 07/01/05           0.0000
208322926                 O                  06/01/25
0

9981641       L14/G02     F                  175,500.00         ZZ
                          360                175,341.35         1
                          6.5000             1109.28            90
                          6.2500             1109.28
NORTH MIAMI BEFL 33162    5                  05/23/05           11
0439487992                05                 07/01/05           25.0000
209606107                 O                  06/01/35
0

9981643       L14/G02     F                  171,200.00         ZZ
                          360                171,040.50         1
                          6.3750             1068.07            80
                          6.1250             1068.07
PLANO         TX 75025    1                  05/02/05           00
0439495664                03                 07/01/05           0.0000
210332159                 O                  06/01/35
0

9981645       L14/G02     F                  110,800.00         ZZ
                          360                110,689.69         1
                          6.0000             664.31             80
                          5.7500             664.31
CARROLLTON    TX 75007    1                  05/12/05           00
0439494519                05                 07/01/05           0.0000
210332341                 O                  06/01/35
0

9981647       L14/G02     F                  178,200.00         ZZ
                          360                178,042.77         1
                          6.6250             1141.04            90
                          6.3750             1141.04
MANSFIELD     TX 76063    1                  05/02/05           11
0439492422                05                 07/01/05           25.0000
210332518                 O                  06/01/35
0

9981649       L14/G02     F                  112,800.00         ZZ
                          360                112,687.70         1
                          6.0000             676.30             80
                          5.7500             676.30
DALLAS        TX 75287    1                  05/12/05           00
0439487158                05                 07/01/05           0.0000
210332596                 O                  06/01/35
0

9981651       L14/G02     F                  132,000.00         ZZ
                          360                131,868.59         1
                          6.0000             791.41             80
                          5.7500             791.41
CARROLLTON    TX 75010    1                  05/11/05           00
0439486861                05                 07/01/05           0.0000
210332628                 O                  06/01/35
0

9981653       L14/G02     F                  283,600.00         ZZ
                          360                283,324.35         1
                          6.1250             1723.19            80
                          5.8750             1723.19
HEATH         TX 75032    1                  05/23/05           00
0439492018                03                 07/01/05           0.0000
210332648                 O                  06/01/35
0

9981655       L14/G02     F                  136,000.00         ZZ
                          360                135,864.61         1
                          6.0000             815.39             80
                          5.7500             815.39
FRISCO        TX 75034    1                  05/09/05           00
0439494709                03                 07/01/05           0.0000
210332784                 O                  06/01/35
0

9981659       L14/G02     F                  132,000.00         ZZ
                          360                131,860.00         1
                          6.0000             791.41             80
                          5.7500             791.41
LAKE DALLAS   TX 75065    1                  05/12/05           00
0439495490                03                 07/01/05           0.0000
210332865                 O                  06/01/35
0

9981661       L14/G02     F                  211,120.00         ZZ
                          360                210,909.82         1
                          6.0000             1265.78            80
                          5.7500             1265.78
PLANO         TX 75023    1                  05/10/05           00
0439496332                05                 07/01/05           0.0000
210332912                 O                  06/01/35
0

9981663       L14/G02     F                  48,450.00          ZZ
                          240                48,354.13          1
                          6.7500             368.40             54
                          6.5000             368.40
MESQUITE      TX 75150    2                  05/09/05           00
0439495003                05                 07/01/05           0.0000
210332917                 O                  06/01/25
0

9981665       L14/G02     F                  141,920.00         ZZ
                          360                141,782.05         1
                          6.1250             862.32             80
                          5.8750             862.32
ANNA          TX 75409    1                  05/24/05           00
0439490848                05                 07/01/05           0.0000
210332955                 O                  06/01/35
0

9981669       L14/G02     F                  190,000.00         ZZ
                          360                189,810.85         1
                          6.0000             1139.15            80
                          5.7500             1139.15
FRISCO        TX 75034    1                  05/25/05           00
0439489402                03                 07/01/05           0.0000
210333004                 O                  06/01/35
0

9981673       L14/G02     F                  136,000.00         ZZ
                          360                135,861.33         1
                          5.8750             804.50             80
                          5.6250             804.50
ARLINGTON     TX 76013    1                  05/23/05           00
0439491812                05                 07/01/05           0.0000
210333032                 O                  06/01/35
0

9981681       L14/G02     F                  167,200.00         ZZ
                          360                167,029.52         1
                          5.8750             989.05             80
                          5.6250             989.05
FRISCO        TX 75035    1                  05/23/05           00
0439489006                03                 07/01/05           0.0000
210333093                 O                  06/01/35
0

9981683       L14/G02     F                  122,320.00         ZZ
                          360                122,203.93         1
                          6.2500             753.15             80
                          6.0000             753.15
KELLER        TX 76248    1                  05/25/05           00
0439495037                03                 07/01/05           0.0000
210333098                 O                  06/01/35
0

9981685       L14/G02     F                  128,000.00         ZZ
                          360                127,875.58         1
                          6.1250             777.75             80
                          5.8750             777.75
IRVING        TX 75061    1                  05/26/05           00
0439495334                05                 07/01/05           0.0000
210333139                 O                  06/01/35
0

9981687       L14/G02     F                  131,200.00         ZZ
                          360                131,063.02         1
                          5.7500             765.65             80
                          5.5000             765.65
FRISCO        TX 75035    1                  05/25/05           00
0439495060                05                 07/01/05           0.0000
210333160                 O                  06/01/35
0

9981689       L14/G02     F                  96,000.00          ZZ
                          360                95,899.77          1
                          5.7500             560.23             80
                          5.5000             560.23
ROWLETT       TX 75089    1                  05/24/05           00
0439493677                05                 07/01/05           0.0000
210333219                 O                  06/01/35
0

9981691       L14/G02     F                  142,000.00         ZZ
                          360                141,855.22         1
                          5.8750             839.98             80
                          5.6250             839.98
LINDSAY       TX 76250    1                  05/25/05           00
0439494972                05                 07/01/05           0.0000
210333260                 O                  06/01/35
0

9981705       L14/G02     F                  150,000.00         ZZ
                          360                149,843.39         1
                          5.7500             875.36             38
                          5.5000             875.36
HOLLYWOOD     FL 33020    5                  05/23/05           00
0439490483                05                 07/01/05           0.0000
210352534                 O                  06/01/35
0

9981707       L14/G02     F                  118,400.00         ZZ
                          360                118,279.28         1
                          5.8750             700.39             80
                          5.6250             700.39
DURANT        OK 74701    1                  05/23/05           00
0439491630                05                 07/01/05           0.0000
210352540                 O                  06/01/35
0

9981709       L14/G02     F                  675,000.00         ZZ
                          360                675,000.00         1
                          5.8750             3304.69            65
                          5.6250             3304.69
ROCKVILLE     MD 20850    5                  05/23/05           00
0439488792                03                 07/01/05           0.0000
210352575                 O                  06/01/35
0

9981711       L14/G02     F                  111,200.00         ZZ
                          360                111,075.39         1
                          5.3750             622.69             80
                          5.1250             622.69
WEST VALLEY   UT 84128    1                  05/02/05           00
0439493404                05                 07/01/05           0.0000
210714486                 O                  06/01/35
0

9981713       L14/G02     F                  178,221.00         ZZ
                          360                178,043.58         1
                          6.0000             1068.53            80
                          5.7500             1068.53
KAYSVILLE     UT 84037    1                  05/05/05           00
0439492000                05                 07/01/05           0.0000
210714495                 O                  06/01/35
0

9981721       L14/G02     F                  171,100.00         ZZ
                          360                170,921.35         1
                          5.7500             998.50             78
                          5.5000             998.50
PLEASANT GROVEUT 84062    5                  05/10/05           00
0439489154                05                 07/01/05           0.0000
210714914                 O                  06/01/35
0

9981731       L14/G02     F                  158,000.00         ZZ
                          360                158,000.00         1
                          6.8750             905.21             80
                          6.6250             905.21
LEES SUMMIT   MO 64086    1                  05/06/05           00
0439486689                05                 07/01/05           0.0000
214507994                 O                  06/01/35
0

9981733       L14/G02     F                  147,312.00         ZZ
                          360                147,178.82         1
                          6.5000             931.12             90
                          6.2500             931.12
GARDNER       KS 66030    1                  05/04/05           12
0439493065                03                 07/01/05           25.0000
214508005                 O                  06/01/35
0

9981741       L14/G02     F                  110,400.00         ZZ
                          360                110,292.69         1
                          6.1250             670.81             80
                          5.8750             670.81
LEES SUMMIT   MO 64063    1                  05/24/05           00
0439494766                05                 07/01/05           0.0000
214508279                 O                  06/01/35
0

9981747       L14/G02     F                  158,400.00         ZZ
                          300                158,196.59         1
                          6.7500             1094.41            80
                          6.5000             1094.41
MAYS LANDING  NJ 08330    1                  05/10/05           00
0439490400                01                 07/01/05           0.0000
214822550                 O                  06/01/30
0

9981751       L14/G02     F                  111,000.00         ZZ
                          360                110,894.67         1
                          6.2500             683.45             75
                          6.0000             683.45
BRIDGEPORT    CT 06606    5                  05/12/05           00
0439488909                05                 07/01/05           0.0000
215187074                 O                  06/01/35
0

9981759       L14/G02     F                  96,880.00          ZZ
                          360                96,778.85          1
                          5.7500             565.37             80
                          5.5000             565.37
FORNEY        TX 75126    1                  05/25/05           00
0439496951                05                 07/01/05           0.0000
215508710                 O                  06/01/35
0

9981771       L14/G02     F                  460,000.00         ZZ
                          360                460,000.00         1
                          6.0000             2300.00            63
                          5.7500             2300.00
NORTHRIDGE    CA 91325    1                  05/18/05           00
0439490053                05                 07/01/05           0.0000
217304290                 O                  06/01/35
0

9981787       L14/G02     F                  205,000.00         ZZ
                          360                204,800.74         1
                          6.1250             1245.60            78
                          5.8750             1245.60
ALBUQUERQUE   NM 87107    2                  05/25/05           00
0439496191                05                 07/01/05           0.0000
219305736                 O                  06/01/35
0

9981791       L14/G02     F                  294,400.00         ZZ
                          360                293,826.26         3
                          6.1250             1788.81            80
                          5.8750             1788.81
BURLINGTON    VT 05401    1                  04/29/05           00
0439493438                05                 06/01/05           0.0000
219607969                 O                  05/01/35
0

9981793       L14/G02     F                  232,500.00         ZZ
                          360                232,289.82         2
                          6.5000             1469.56            75
                          6.2500             1469.56
BURLINGTON    VT 05401    5                  05/26/05           00
0439487646                05                 07/01/05           0.0000
219608094                 N                  06/01/35
0

9981797       L14/G02     F                  135,000.00         ZZ
                          360                134,877.95         1
                          6.5000             853.30             75
                          6.2500             853.30
BURLINGTON    VT 05401    5                  05/20/05           00
0439488966                05                 07/01/05           0.0000
219608359                 N                  06/01/35
0

9981801       L14/G02     F                  149,990.00         ZZ
                          360                149,854.41         1
                          6.5000             948.04             75
                          6.2500             948.04
WEST PALM BEACFL 33405    5                  05/02/05           00
0439495193                05                 07/01/05           0.0000
220003178                 O                  06/01/35
0

9981813       L14/G02     F                  218,400.00         ZZ
                          360                216,586.02         1
                          6.0000             1309.42            80
                          5.7500             1309.42
MARYSVILLE    WA 98270    1                  05/24/05           00
0439493040                05                 07/01/05           0.0000
220207975                 O                  06/01/35
0

9981815       L14/G02     F                  96,850.00          ZZ
                          360                96,748.87          1
                          5.7500             565.20             65
                          5.5000             565.20
GRANITE FALLS WA 98252    1                  05/13/05           00
0439498585                05                 07/01/05           0.0000
220208015                 O                  06/01/35
0

9981825       L14/G02     F                  94,840.00          ZZ
                          360                94,840.00          1
                          6.5000             513.72             80
                          6.2500             513.72
LONGVIEW      WA 98632    1                  04/28/05           00
0439486838                05                 06/01/05           0.0000
220626666                 O                  05/01/35
0

9981827       L14/G02     F                  127,200.00         ZZ
                          360                127,035.60         1
                          5.3750             712.29             80
                          5.1250             712.29
KENNEWICK     WA 99338    1                  05/24/05           00
0439495011                05                 07/01/05           0.0000
220627002                 O                  06/01/35
0

9981839       L14/G02     F                  176,250.00         ZZ
                          360                176,180.69         1
                          5.7500             844.53             75
                          5.5000             844.53
RENTON        WA 98058    5                  05/23/05           00
0439488438                05                 07/01/05           0.0000
220627730                 O                  06/01/35
0

9981853       L14/G02     F                  160,000.00         ZZ
                          240                159,653.71         1
                          6.0000             1146.29            80
                          5.7500             1146.29
CHUNCHULA     AL 36521    1                  05/11/05           00
0439506569                05                 07/01/05           0.0000
222903356                 O                  06/01/25
0

9981863       L14/G02     F                  96,400.00          ZZ
                          360                96,400.00          1
                          6.2500             502.08             60
                          6.0000             502.08
FRESNO        CA 93702    5                  05/05/05           00
0439494923                05                 07/01/05           0.0000
223801522                 O                  06/01/35
0

9981865       L14/G02     F                  161,250.00         ZZ
                          360                161,250.00         1
                          6.5000             873.44             75
                          6.2500             873.44
MESA          AZ 85206    1                  05/04/05           00
0439494899                03                 07/01/05           0.0000
224302122                 N                  06/01/35
0

9981869       L14/G02     F                  216,000.00         ZZ
                          360                215,804.73         1
                          6.5000             1365.27            79
                          6.2500             1365.27
PHOENIX       AZ 85032    2                  05/24/05           00
0439490467                05                 07/01/05           0.0000
224501711                 O                  06/01/35
0

9981877       L14/G02     F                  209,600.00         ZZ
                          360                209,386.30         1
                          5.8750             1239.87            80
                          5.6250             1239.87
MESA          AZ 85203    1                  05/05/05           00
0439497512                05                 07/01/05           0.0000
224501939                 O                  06/01/35
0

9981879       L14/G02     F                  100,000.00         ZZ
                          360                99,898.04          1
                          5.8750             591.54             61
                          5.6250             591.54
BUCKEYE       AZ 85326    1                  05/10/05           00
0439492869                03                 07/01/05           0.0000
224502125                 N                  06/01/35
0

9981883       L14/G02     F                  180,000.00         ZZ
                          360                179,812.06         1
                          5.7500             1050.44            80
                          5.5000             1050.44
FLAGSTAFF     AZ 86001    5                  05/19/05           00
0439493222                05                 07/01/05           0.0000
224502127                 O                  06/01/35
0

9981885       L14/G02     F                  100,000.00         ZZ
                          360                99,900.44          1
                          6.0000             599.56             80
                          5.7500             599.56
SPRING        TX 77380    1                  05/11/05           00
0439488867                03                 07/01/05           0.0000
224906009                 O                  06/01/35
0

9981887       L14/G02     F                  95,000.00          ZZ
                          360                94,922.13          1
                          7.0000             632.04             95
                          6.7500             632.04
ROUND ROCK    TX 78664    1                  05/11/05           11
0439495607                05                 07/01/05           30.0000
225101633                 O                  06/01/35
0

9981889       L14/G02     F                  131,400.00         ZZ
                          360                131,209.17         2
                          7.6250             930.05             90
                          7.3750             930.05
AUSTIN        TX 78745    1                  04/29/05           12
0439490525                05                 06/01/05           25.0000
225101639                 O                  05/01/35
0

9981895       L14/G02     F                  150,800.00         ZZ
                          360                150,649.87         1
                          6.0000             904.13             80
                          5.7500             904.13
AUSITN        TX 78749    1                  05/12/05           00
0439488040                03                 07/01/05           0.0000
225103088                 O                  06/01/35
0

9981899       L14/G02     F                  88,000.00          ZZ
                          360                87,918.49          1
                          6.3750             549.01             80
                          6.1250             549.01
BUDA          TX 78610    1                  05/19/05           00
0439497728                03                 07/01/05           0.0000
225104463                 O                  06/01/35
0

9981901       L14/G02     F                  135,400.00         ZZ
                          360                135,400.00         1
                          6.0000             677.00             67
                          5.7500             677.00
CEDAREDGE     CO 81413    2                  05/20/05           00
0439488875                05                 07/01/05           0.0000
225201989                 O                  06/01/35
0

9981907       L14/G02     F                  94,400.00          ZZ
                          360                94,310.43          1
                          6.2500             581.24             80
                          6.0000             581.24
PHOENIX       AZ 85018    1                  05/19/05           00
0439492984                01                 07/01/05           0.0000
225401063                 O                  06/01/35
0

9981909       L14/G02     F                  190,499.00         ZZ
                          360                190,499.00         1
                          5.8750             932.65             80
                          5.6250             932.65
DEWEY         AZ 86327    1                  05/20/05           00
0439493289                03                 07/01/05           0.0000
225401081                 O                  06/01/35
0

9981911       L14/G02     F                  176,000.00         ZZ
                          360                175,824.79         1
                          6.0000             1055.21            80
                          5.7500             1055.21
YUMA          AZ 85364    1                  05/17/05           00
0439493156                05                 07/01/05           0.0000
225510233                 O                  06/01/35
0

9981921       L14/G02     F                  212,650.00         ZZ
                          360                212,438.30         1
                          6.0000             1274.94            71
                          5.7500             1274.94
CHANHASSEN    MN 55317    2                  05/23/05           00
0439492661                03                 07/01/05           0.0000
227000030                 O                  06/01/35
0

9981929       L14/G02     F                  110,800.00         ZZ
                          360                110,692.30         1
                          6.1250             673.24             80
                          5.8750             673.24
JACKSON       MI 49203    1                  05/19/05           00
0439490814                05                 07/01/05           0.0000
227430062                 O                  06/01/35
0

9981931       L14/G02     F                  113,600.00         ZZ
                          360                113,389.00         1
                          6.3750             708.72             80
                          6.1250             708.72
CHICAGO       IL 60630    1                  04/29/05           00
0439495300                01                 06/01/05           0.0000
227600130                 O                  05/01/35
0

9981935       L14/G02     F                  190,000.00         ZZ
                          360                189,815.32         1
                          6.1250             1154.46            80
                          5.8750             1154.46
MANKATO       MN 56001    1                  05/31/05           00
0439489188                05                 07/01/05           0.0000
227800562                 O                  06/01/35
0

9981937       L14/G02     F                  223,250.00         ZZ
                          360                222,854.97         1
                          6.6250             1429.50            95
                          6.3750             1429.50
LAS VEGAS     NV 89108    1                  04/28/05           12
0439488818                03                 06/01/05           30.0000
228200151                 O                  05/01/35
0

9981939       L14/G02     F                  140,500.00         ZZ
                          360                140,500.00         1
                          5.7500             673.23             50
                          5.5000             673.23
LAS VEGAS     NV 89131    2                  05/17/05           00
0439497173                05                 07/01/05           0.0000
228200154                 O                  06/01/35
0

9981941       L14/G02     F                  116,000.00         ZZ
                          360                115,889.93         1
                          6.2500             714.24             80
                          6.0000             714.24
DELTONA       FL 32738    1                  05/18/05           00
0439491572                05                 07/01/05           0.0000
228400036                 O                  06/01/35
0

9981945       L14/G02     F                  239,920.00         ZZ
                          360                239,919.60         1
                          6.0000             1199.60            80
                          5.7500             1199.60
SUWANEE       GA 30024    1                  05/04/05           00
0439489386                03                 06/01/05           0.0000
228600028                 O                  05/01/35
0

9981949       L14/G02     F                  97,840.00          ZZ
                          360                97,742.59          1
                          6.0000             586.61             80
                          5.7500             586.61
HENDERSONVILLETN 37075    1                  05/27/05           00
0439496209                05                 07/01/05           0.0000
230329583                 O                  06/01/35
0

9981953       L14/G02     F                  94,440.00          ZZ
                          360                94,350.38          1
                          6.2500             581.49             80
                          6.0000             581.49
ANTIOCH       TN 37013    1                  05/13/05           00
0439495987                03                 07/01/05           0.0000
230330613                 O                  06/01/35
0

9981957       L14/G02     F                  119,831.00         ZZ
                          360                119,702.89         1
                          5.6250             689.82             80
                          5.3750             689.82
NASHVILLE     TN 37211    1                  05/25/05           00
0439489964                07                 07/01/05           0.0000
230330856                 O                  06/01/35
0

9981959       L14/G02     F                  156,000.00         ZZ
                          360                155,844.70         1
                          6.0000             935.30             80
                          5.7500             935.30
HENDERSONVILLETN 37075    1                  05/13/05           00
0439486523                03                 07/01/05           0.0000
230330859                 O                  06/01/35
0

9981961       L14/G02     F                  96,400.00          ZZ
                          360                96,304.03          1
                          6.0000             577.97             80
                          5.7500             577.97
HENDERSONVILLETN 37075    1                  05/16/05           00
0439488594                05                 07/01/05           0.0000
230330861                 O                  06/01/35
0

9981973       L14/G02     F                  76,500.00          ZZ
                          360                76,420.12          2
                          5.7500             446.44             90
                          5.5000             446.44
NASHVILLE     TN 37208    1                  05/20/05           04
0439493511                05                 07/01/05           25.0000
230330986                 N                  06/01/35
0

9981977       L14/G02     F                  95,920.00          ZZ
                          360                95,826.76          1
                          6.1250             582.82             80
                          5.8750             582.82
REIDSVILLE    NC 27320    1                  05/31/05           00
0439495649                05                 07/01/05           0.0000
231106329                 O                  06/01/35
0

9981979       L14/G02     F                  92,000.00          ZZ
                          360                91,910.57          1
                          6.1250             559.01             80
                          5.8750             559.01
GREENSBORO    NC 27410    1                  05/31/05           00
0439494774                03                 07/01/05           0.0000
231106619                 O                  06/01/35
0

9981997       L14/G02     F                  148,200.00         ZZ
                          360                148,048.90         1
                          5.8750             876.66             65
                          5.6250             876.66
DENVER        CO 80210    5                  05/24/05           00
0439489089                05                 07/01/05           0.0000
232604194                 N                  06/01/35
0

9981999       L14/G02     F                  123,500.00         ZZ
                          360                123,374.09         1
                          5.8750             730.55             65
                          5.6250             730.55
DENVER        CO 80210    5                  05/23/05           00
0439494337                01                 07/01/05           0.0000
232604195                 N                  06/01/35
0

9982003       L14/G02     F                  147,920.00         ZZ
                          360                147,761.86         1
                          5.6250             851.52             80
                          5.3750             851.52
AURORA        CO 80015    1                  05/16/05           00
0439495243                05                 07/01/05           0.0000
232604252                 O                  06/01/35
0

9982009       L14/G02     F                  165,600.00         ZZ
                          360                165,414.43         1
                          5.3750             927.32             80
                          5.1250             927.32
COMMERCE CITY CO 80022    1                  05/23/05           00
0439490392                07                 07/01/05           0.0000
232808874                 O                  06/01/35
0

9982013       L14/G02     F                  148,000.00         ZZ
                          360                147,856.15         1
                          6.1250             899.27             80
                          5.8750             899.27
SAVANNAH      GA 31406    5                  05/17/05           00
0439493024                03                 07/01/05           0.0000
233051027                 O                  06/01/35
0

9982017       L14/G02     F                  119,850.00         ZZ
                          360                119,730.68         1
                          6.0000             718.57             80
                          5.7500             718.57
RINCON        GA 31326    1                  05/12/05           00
0439489931                05                 07/01/05           0.0000
233053050                 O                  06/01/35
0

9982033       L14/G02     F                  116,000.00         ZZ
                          360                115,900.12         1
                          6.7500             752.38             95
                          6.5000             752.38
MANCHESTER    NH 03103    1                  05/12/05           12
0439493503                01                 07/01/05           30.0000
235720000                 O                  06/01/35
0

9982041       L14/G02     F                  190,000.00         ZZ
                          360                189,840.37         1
                          6.8750             1248.17            95
                          6.6250             1248.17
HADDON TWP    NJ 08108    1                  05/12/05           12
0439489857                05                 07/01/05           30.0000
235800469                 O                  06/01/35
0

9982043       L14/G02     F                  184,410.00         ZZ
                          360                184,239.20         1
                          6.3750             1150.48            90
                          6.1250             1150.48
HARRISONBURG  VA 22802    1                  05/13/05           11
0439488081                03                 07/01/05           25.0000
236904413                 O                  06/01/35
0

9982051       L14/G02     F                  237,520.00         ZZ
                          360                237,520.00         1
                          6.1250             1212.34            80
                          5.8750             1212.34
ST AUGUSTINE  FL 32095    1                  05/13/05           00
0439494469                03                 07/01/05           0.0000
260207023                 O                  06/01/35
0

9982055       L14/G02     F                  264,995.00         ZZ
                          360                264,743.55         1
                          6.2500             1631.62            80
                          6.0000             1631.62
ALLEN         TX 75002    1                  05/26/05           00
0439493768                03                 07/01/05           0.0000
275103898                 O                  06/01/35
0

9982137       A50/G02     F                  197,000.00         ZZ
                          360                196,821.90         1
                          6.5000             1245.18            78
                          6.2500             1245.18
NEWNAN        GA 30263    2                  06/03/05           00
0439413311                05                 07/01/05           0.0000
02163467                  O                  06/01/35
0

9982787       A52/G02     F                  161,600.00         ZZ
                          360                161,600.00         1
                          6.2500             995.00             80
                          6.0000             995.00
ATLANTA       GA 30316    5                  06/14/05           00
0439448903                05                 08/01/05           0.0000
33589                     O                  07/01/35
0

9982943       950/G02     F                  67,000.00          ZZ
                          360                67,000.00          1
                          6.6250             429.01             70
                          6.3750             429.01
KLAMATH FALLS OR 97603    2                  06/03/05           00
0439428202                05                 08/01/05           0.0000
HW54021                   N                  07/01/35
0

9982947       225/225     F                  565,000.00         ZZ
                          360                563,925.03         1
                          6.2500             3478.80            57
                          6.0000             3478.80
INDIAN ROCKS BFL 33785    5                  04/05/05           00
5732325                   05                 06/01/05           0.0000
5732325                   O                  05/01/35
0

9982951       225/225     F                  650,000.00         ZZ
                          360                648,792.76         1
                          6.3750             4055.15            67
                          6.1250             4055.15
CRESSKILL     NJ 07626    5                  04/15/05           00
5730057                   05                 06/01/05           0.0000
5730057                   O                  05/01/35
0

9982955       225/225     F                  600,000.00         ZZ
                          360                598,784.16         1
                          6.2500             3694.30            67
                          6.0000             3694.30
GARRISON      NY 10524    5                  04/13/05           00
5728158                   05                 06/01/05           0.0000
5728158                   O                  05/01/35
0

9982965       225/225     F                  104,000.00         ZZ
                          360                103,802.12         1
                          6.2500             640.35             80
                          6.0000             640.35
TARBORO       NC 27886    1                  04/21/05           00
5720890                   05                 06/01/05           0.0000
5720890                   O                  05/01/35
0

9982969       225/225     F                  329,000.00         ZZ
                          360                328,058.61         1
                          6.2500             2025.71            70
                          6.0000             2025.71
NEPTUNE       NJ 07753    5                  03/21/05           00
5728496                   01                 05/01/05           0.0000
5728496                   O                  04/01/35
0

9982971       225/225     F                  338,400.00         ZZ
                          360                337,454.70         1
                          6.3750             2111.18            80
                          6.1250             2111.18
WASHINGTON    DC 20011    1                  03/31/05           00
5720708                   09                 05/01/05           0.0000
5720708                   O                  04/01/35
0

9982975       225/225     F                  585,000.00         ZZ
                          360                583,775.53         1
                          5.7500             3413.90            51
                          5.5000             3413.90
BALA CYNWYD   PA 19004    1                  04/12/05           00
8956929                   05                 06/01/05           0.0000
8956929                   N                  05/01/35
0

9982977       225/225     F                  150,000.00         ZZ
                          360                149,610.36         1
                          6.7500             972.90             75
                          6.5000             972.90
TAMARAC       FL 33321    1                  03/29/05           00
5728739                   01                 05/01/05           0.0000
5728739                   N                  04/01/35
0

9982981       225/225     F                  161,200.00         ZZ
                          360                160,770.97         1
                          6.6250             1032.18            78
                          6.3750             1032.18
EUSTIS        FL 32736    2                  03/30/05           00
6996289                   03                 05/01/05           0.0000
6996289                   O                  04/01/35
0

9982983       225/225     F                  600,000.00         ZZ
                          360                598,155.81         1
                          5.8750             3549.23            65
                          5.6250             3549.23
ATLANTA       GA 30318    5                  03/25/05           00
5729121                   05                 05/01/05           0.0000
5729121                   O                  04/01/35
0

9982991       225/225     F                  150,000.00         ZZ
                          360                149,721.42         1
                          6.3750             935.80             73
                          6.1250             935.80
RIVERSIDE TOWNNJ 08075    5                  04/06/05           00
5721781                   05                 06/01/05           0.0000
5721781                   O                  05/01/35
0

9982995       225/225     F                  180,000.00         ZZ
                          360                179,657.53         1
                          6.2500             1108.29            50
                          6.0000             1108.29
LEBANON       CT 06249    1                  04/20/05           00
5718468                   05                 06/01/05           0.0000
5718468                   O                  05/01/35
0

9983001       225/225     F                  150,000.00         ZZ
                          360                149,707.67         1
                          6.1250             911.42             27
                          5.8750             911.42
CAPE CORAL    FL 33914    1                  04/15/05           00
5727222                   05                 06/01/05           0.0000
5727222                   O                  05/01/35
0

9983007       225/225     F                  866,500.00         ZZ
                          360                863,772.93         1
                          5.7500             5056.66            37
                          5.5000             5056.66
ENGLEWOOD CLIFNJ 07632    2                  04/01/05           00
6997071                   05                 06/01/05           0.0000
6997071                   O                  05/01/35
0

9983009       225/225     F                  906,500.00         T
                          360                904,698.15         1
                          6.7500             5879.54            70
                          6.5000             5879.54
FRISCO        NC 27936    1                  04/22/05           00
5735979                   03                 06/01/05           0.0000
5735979                   O                  05/01/35
0

9983011       225/225     F                  102,400.00         ZZ
                          360                102,169.18         1
                          6.1250             622.19             80
                          5.8750             622.19
WELLFORD      SC 29385    1                  04/18/05           00
5736675                   05                 06/01/05           0.0000
5736675                   O                  05/01/35
0

9983193       225/225     F                  71,000.00          TX
                          360                70,528.58          1
                          6.7500             460.50             73
                          6.5000             460.50
SAN ANTONIO   TX 78233    5                  02/28/05           00
3910386                   05                 04/01/05           0.0000
3910386                   N                  03/01/35
0

9983213       225/225     F                  124,000.00         ZZ
                          360                123,611.06         1
                          6.0000             743.44             80
                          5.7500             743.44
GARDENDALE    AL 35071    1                  03/21/05           00
3912160                   05                 05/01/05           0.0000
3912160                   O                  04/01/35
0

9983215       225/225     F                  247,200.00         ZZ
                          360                246,475.53         1
                          6.1250             1502.01            80
                          5.8750             1502.01
NICHOLSON     GA 30565    1                  03/09/05           00
3912487                   03                 05/01/05           0.0000
3912487                   O                  04/01/35
0

9983217       225/225     F                  251,685.00         ZZ
                          360                251,228.71         2
                          6.5000             1590.82            80
                          6.2500             1590.82
SAVANNAH      GA 31401    1                  04/13/05           00
3911627                   05                 06/01/05           0.0000
3911627                   N                  05/01/35
0

9983221       225/225     F                  596,000.00         ZZ
                          360                593,924.92         1
                          6.2500             3669.67            80
                          6.0000             3669.67
HOLLYWOOD     FL 33019    1                  03/31/05           00
3910318                   03                 05/01/05           0.0000
3910318                   O                  04/01/35
0

9983223       225/225     F                  103,200.00         ZZ
                          360                102,823.80         1
                          6.5000             652.29             80
                          6.2500             652.29
MOUNT DORA    FL 32757    1                  02/18/05           00
3907836                   05                 04/01/05           0.0000
3907836                   O                  03/01/35
0

9983229       225/225     F                  145,000.00         ZZ
                          360                144,543.22         1
                          6.0000             869.35             80
                          5.7500             869.35
CLINTON       MS 39056    1                  03/11/05           00
3912546                   03                 05/01/05           0.0000
3912546                   O                  04/01/35
0

9983235       225/225     F                  120,000.00         T
                          360                119,619.31         1
                          6.2500             738.86             60
                          6.0000             738.86
LOUISVILLE    KY 40243    1                  03/24/05           00
3912962                   05                 05/01/05           0.0000
3912962                   O                  04/01/35
0

9983249       225/225     F                  106,250.00         ZZ
                          360                105,850.57         1
                          6.1250             645.59             80
                          5.8750             645.59
SPRING        TX 77379    1                  03/29/05           00
3914379                   03                 05/01/05           0.0000
3914379                   O                  04/01/35
0

9983257       225/225     F                  92,000.00          ZZ
                          360                91,824.96          1
                          6.2500             566.46             80
                          6.0000             566.46
WILSONVILLE   AL 35186    1                  04/15/05           00
3908975                   05                 06/01/05           0.0000
3908975                   O                  05/01/35
0

9983269       225/225     F                  168,700.00         ZZ
                          360                168,181.49         1
                          5.8750             997.92             80
                          5.6250             997.92
RALEIGH       NC 27603    1                  03/07/05           00
3910526                   09                 05/01/05           0.0000
3910526                   O                  04/01/35
0

9983275       225/225     F                  190,000.00         ZZ
                          360                188,698.48         1
                          6.1250             1154.46            80
                          5.8750             1154.46
BOCA RATON    FL 33428    5                  03/04/05           00
3910711                   09                 05/01/05           0.0000
3910711                   O                  04/01/35
0

9983283       225/225     F                  103,600.00         ZZ
                          360                103,303.57         1
                          6.2500             637.88             80
                          6.0000             637.88
RICHMOND      VA 23237    1                  03/30/05           00
3911115                   05                 05/01/05           0.0000
3911115                   O                  04/01/35
0

9983293       225/225     F                  155,000.00         ZZ
                          360                154,696.91         1
                          6.1250             941.80             61
                          5.8750             941.80
BRADENTON     FL 34203    1                  04/06/05           00
3913912                   03                 06/01/05           0.0000
3913912                   N                  05/01/35
0

9983295       225/225     F                  122,000.00         ZZ
                          360                121,626.63         1
                          6.0000             731.45             55
                          5.7500             731.45
LAWRENCEVILLE GA 30043    1                  03/24/05           00
3914971                   03                 05/01/05           0.0000
3914971                   O                  04/01/35
0

9983297       225/225     F                  40,000.00          ZZ
                          360                39,893.55          1
                          6.6250             256.12             48
                          6.3750             256.12
MILLBROOK     AL 36054    1                  03/31/05           00
3914606                   05                 05/01/05           0.0000
3914606                   O                  04/01/35
0

9983309       225/225     F                  156,000.00         T
                          360                155,695.99         1
                          6.1250             947.87             75
                          5.8750             947.87
PLANO         TX 75023    1                  04/21/05           00
3914822                   05                 06/01/05           0.0000
3914822                   O                  05/01/35
0

9983311       225/225     F                  425,000.00         T
                          360                423,693.70         1
                          5.8750             2514.04            32
                          5.6250             2514.04
GAINESVILLE   GA 30504    5                  03/24/05           00
3914420                   05                 05/01/05           0.0000
3914420                   O                  04/01/35
0

9983313       225/225     F                  107,030.00         ZZ
                          360                106,826.37         1
                          6.2500             659.00             70
                          6.0000             659.00
SAN ANTONIO   TX 78251    1                  04/29/05           00
3915327                   03                 06/01/05           0.0000
3915327                   O                  05/01/35
0

9983315       225/225     F                  369,900.00         ZZ
                          360                368,485.08         1
                          6.2500             2277.54            80
                          6.0000             2277.54
SPOTSYLVANIA  VA 22553    1                  02/28/05           00
3910892                   03                 04/01/05           0.0000
3910892                   O                  03/01/35
0

9983319       225/225     F                  127,500.00         ZZ
                          360                127,285.17         1
                          6.8750             837.58             75
                          6.6250             837.58
BOCA RATON    FL 33487    1                  04/29/05           00
3918277                   08                 06/01/05           0.0000
3918277                   N                  05/01/35
0

9983325       225/225     F                  182,000.00         ZZ
                          360                181,661.98         1
                          6.3750             1135.44            80
                          6.1250             1135.44
BOYNTON BEACH FL 33436    1                  04/12/05           00
3916871                   09                 06/01/05           0.0000
3916871                   O                  05/01/35
0

9983495       E22/G02     F                  51,200.00          ZZ
                          360                51,200.00          1
                          7.0000             340.63             80
                          6.7500             340.63
BIRMINGHAM    AL 35211    2                  06/14/05           00
0424371748                05                 08/01/05           0.0000
0424371748                N                  07/01/35
0

9983581       E22/G02     F                  340,200.00         ZZ
                          360                340,200.00         1
                          6.0000             2039.67            90
                          5.7500             2039.67
OXFORD        MS 38655    5                  06/09/05           10
0424451623                05                 08/01/05           25.0000
0424451623                O                  07/01/35
0

9983715       E22/G02     F                  189,450.00         ZZ
                          360                189,450.00         3
                          7.0000             1105.13            90
                          6.7500             1105.13
NEW HAVEN     CT 06513    1                  06/14/05           04
0424053270                05                 08/01/05           25.0000
0424053270                N                  07/01/35
0

9983721       E22/G02     F                  126,300.00         ZZ
                          360                126,300.00         1
                          6.2500             777.65             73
                          6.0000             777.65
FAIRBANKS     AK 99701    2                  06/03/05           00
0424074052                07                 08/01/05           0.0000
0424074052                O                  07/01/35
0

9983727       E22/G02     F                  54,000.00          ZZ
                          360                54,000.00          1
                          5.8750             319.43             90
                          5.6250             319.43
PHILADELPHIA  PA 19134    1                  06/14/05           04
0424103992                07                 08/01/05           25.0000
0424103992                N                  07/01/35
0

9983737       E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.0000             887.33             80
                          5.7500             887.33
DENVER        CO 80249    1                  06/15/05           00
0424123826                03                 08/01/05           0.0000
0424123826                O                  07/01/35
0

9983751       E22/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          5.8750             884.94             80
                          5.6250             884.94
OCOEE         FL 34761    1                  06/14/05           00
0424173516                03                 08/01/05           0.0000
0424173516                O                  07/01/35
0

9983859       E82/G02     F                  155,450.00         ZZ
                          360                155,450.00         1
                          6.6250             995.36             88
                          6.3750             995.36
KEWANEE       IL 61443    2                  06/13/05           04
0401131776                05                 08/01/05           25.0000
0401131776                N                  07/01/35
0

9984285       P01/G02     F                  85,500.00          ZZ
                          360                85,428.17          1
                          6.8750             561.67             90
                          6.6250             561.67
MELROSE       NY 12121    1                  05/26/05           96
0439435330                05                 07/01/05           0.0000
05001984                  N                  06/01/35
0

9984367       J53/J53     F                  416,250.00         ZZ
                          360                416,250.00         1
                          6.2500             2562.92            75
                          6.0000             2562.92
JEFFERSON CITYMO 65109    2                  06/10/05           00
200501946                 05                 08/01/05           0.0000
200501946                 O                  07/01/35
0

9984375       U42/G02     F                  113,600.00         ZZ
                          360                113,600.00         1
                          7.2500             774.95             80
                          7.0000             774.95
ARLINGTON     TX 76001    1                  06/06/05           00
0439434747                05                 08/01/05           0.0000
24500990                  O                  07/01/35
0

9984389       L20/G02     F                  120,800.00         ZZ
                          360                120,800.00         1
                          5.8750             714.58             80
                          5.6250             714.58
OGDEN         UT 84403    1                  06/09/05           00
0439496647                05                 08/01/05           0.0000
1061070991                O                  07/01/35
0

9984409       F34/G02     F                  129,250.00         ZZ
                          360                129,250.00         1
                          6.5000             816.95             80
                          6.2500             816.95
BATON ROUGE   LA 70810    1                  06/03/05           00
0439427865                05                 08/01/05           0.0000
4900504003                N                  07/01/35
0

9984457       462/G02     F                  162,850.00         ZZ
                          360                162,671.75         1
                          5.5000             924.65             80
                          5.2500             924.65
SUGAR LAND    TX 77478    1                  05/31/05           00
0439473331                03                 07/01/05           0.0000
0009373689                O                  06/01/35
0

9984459       462/G02     F                  121,350.00         ZZ
                          360                121,248.04         1
                          6.8750             797.19             95
                          6.6250             797.19
DENTON        TX 76207    1                  05/24/05           11
0439466764                03                 07/01/05           30.0000
0009034984                O                  06/01/35
0

9984461       462/G02     F                  137,250.00         ZZ
                          360                137,113.36         1
                          6.0000             822.89             90
                          5.7500             822.89
HUMBLE        TX 77339    1                  05/20/05           04
0439463050                03                 07/01/05           25.0000
0009083684                O                  06/01/35
0

9984463       462/G02     F                  129,750.00         ZZ
                          360                129,607.98         1
                          5.5000             736.71             80
                          5.2500             736.71
GRAND PRAIRIE TX 75052    1                  05/20/05           00
0439470808                03                 07/01/05           0.0000
0009018680                O                  06/01/35
0

9984465       462/G02     F                  594,350.00         ZZ
                          360                593,772.32         1
                          6.1250             3611.34            80
                          5.8750             3611.34
ELK GROVE     CA 95757    1                  05/27/05           00
0439458597                05                 07/01/05           0.0000
0009354283                O                  06/01/35
0

9984467       462/G02     F                  138,300.00         ZZ
                          360                138,168.77         1
                          6.2500             851.54             80
                          6.0000             851.54
SHOREWOOD     IL 60431    1                  05/31/05           00
0439462110                01                 07/01/05           0.0000
0009249087                O                  06/01/35
0

9984471       462/G02     F                  157,000.00         ZZ
                          360                156,851.03         1
                          6.2500             966.68             67
                          6.0000             966.68
MIAMI         FL 33190    1                  05/27/05           00
0439472937                09                 07/01/05           0.0000
0009210485                O                  06/01/35
0

9984477       462/G02     F                  121,400.00         ZZ
                          360                121,290.24         1
                          6.5000             767.34             80
                          6.2500             767.34
KELLER        TX 76248    1                  05/24/05           00
0439477571                03                 07/01/05           0.0000
0009041781                O                  06/01/35
0

9984487       462/G02     F                  110,950.00         ZZ
                          360                110,856.78         1
                          6.8750             728.87             80
                          6.6250             728.87
KATY          TX 77494    1                  05/23/05           00
0439467408                03                 07/01/05           0.0000
0008622185                O                  06/01/35
0

9984491       462/G02     F                  428,100.00         ZZ
                          360                428,100.00         1
                          6.2500             2229.69            80
                          6.0000             2229.69
BROOMFIELD    CO 80020    1                  05/27/05           00
0439472788                03                 07/01/05           0.0000
0008456386                O                  06/01/35
0

9984507       462/G02     F                  207,000.00         ZZ
                          360                206,803.58         1
                          6.2500             1274.54            90
                          6.0000             1274.54
ORLANDO       FL 32832    1                  05/24/05           11
0439467739                03                 07/01/05           25.0000
0009742396                O                  06/01/35
0

9984515       462/G02     F                  144,100.00         ZZ
                          360                143,969.72         1
                          6.5000             910.82             95
                          6.2500             910.82
MCKINNEY      TX 75071    1                  05/25/05           11
0439473265                03                 07/01/05           30.0000
0009122789                O                  06/01/35
0

9984521       462/G02     F                  115,700.00         ZZ
                          360                115,584.82         1
                          6.0000             693.68             80
                          5.7500             693.68
CYPRESS       TX 77433    1                  05/26/05           00
0439472549                03                 07/01/05           0.0000
0009211681                O                  06/01/35
0

9984527       462/G02     F                  127,850.00         ZZ
                          360                127,739.92         1
                          6.7500             829.24             95
                          6.5000             829.24
LITTLE ELM    TX 75068    1                  05/26/05           11
0439461385                03                 07/01/05           30.0000
0009177189                O                  06/01/35
0

9984529       462/G02     F                  150,450.00         ZZ
                          360                150,307.24         1
                          6.2500             926.35             95
                          6.0000             926.35
PEARLAND      TX 77581    1                  05/31/05           04
0439462854                03                 07/01/05           30.0000
9283789                   O                  06/01/35
0

9984531       462/G02     F                  345,300.00         ZZ
                          360                344,987.84         1
                          6.5000             2182.54            80
                          6.2500             2182.54
CHICAGO       IL 60630    1                  05/26/05           00
0439459470                01                 07/01/05           0.0000
0006197784                O                  06/01/35
0

9984537       462/G02     F                  420,600.00         ZZ
                          360                420,600.00         1
                          6.1250             2146.81            80
                          5.8750             2146.81
PARKER        CO 80138    1                  05/25/05           00
0439445503                03                 07/01/05           0.0000
0005673488                O                  06/01/35
0

9984541       462/G02     F                  144,850.00         ZZ
                          360                144,712.56         1
                          6.2500             891.87             90
                          6.0000             891.87
KYLE          TX 78640    1                  05/26/05           10
0439467531                03                 07/01/05           30.0000
0009257783                O                  06/01/35
0

9984559       462/G02     F                  165,200.00         ZZ
                          360                165,200.00         1
                          7.0000             963.67             90
                          6.7500             963.67
MELBOURNE     FL 32940    1                  05/27/05           04
0439467937                03                 07/01/05           25.0000
0006522981                O                  06/01/35
0

9984561       462/G02     F                  85,000.00          ZZ
                          360                84,921.27          1
                          6.3750             530.29             49
                          6.1250             530.29
KATY          TX 77449    1                  05/31/05           00
0439472036                03                 07/01/05           0.0000
0008957987                N                  06/01/35
0

9984563       462/G02     F                  157,500.00         ZZ
                          360                157,361.04         1
                          6.6250             1008.49            80
                          6.3750             1008.49
YORKVILLE     IL 60560    1                  05/31/05           00
0439460494                01                 07/01/05           0.0000
0009111485                O                  06/01/35
0

9984571       462/G02     F                  102,350.00         ZZ
                          360                102,248.11         1
                          6.0000             613.64             33
                          5.7500             613.64
SACRAMENTO    CA 95835    1                  05/16/05           00
0439461187                03                 07/01/05           0.0000
0008721888                O                  06/01/35
0

9984577       462/G02     F                  157,700.00         T
                          360                157,700.00         1
                          7.0000             919.92             80
                          6.7500             919.92
RIVERVIEW     FL 33569    1                  05/25/05           00
0439473042                03                 07/01/05           0.0000
0008149684                O                  06/01/35
0

9984579       462/G02     F                  117,550.00         ZZ
                          360                117,446.28         1
                          6.6250             752.69             80
                          6.3750             752.69
GIBSONTON     FL 33534    1                  05/24/05           00
0439467838                09                 07/01/05           0.0000
7207285                   N                  06/01/35
0

9984581       462/G02     F                  28,550.00          ZZ
                          360                28,522.91          1
                          6.2500             175.79             60
                          6.0000             175.79
HOUSTON       TX 77039    2                  05/23/05           00
0439467986                09                 07/01/05           0.0000
0008802381                O                  06/01/35
0

9984585       462/G02     F                  132,750.00         ZZ
                          360                132,614.65         1
                          5.8750             785.27             80
                          5.6250             785.27
MANSFIELD     TX 76063    1                  05/26/05           00
0439461823                03                 07/01/05           0.0000
0009198987                O                  06/01/35
0

9984589       462/G02     F                  100,600.00         ZZ
                          360                100,506.82         1
                          6.3750             627.62             60
                          6.1250             627.62
RIVERVIEW     FL 33569    1                  05/31/05           00
0439453325                03                 07/01/05           0.0000
0006323182                O                  06/01/35
0

9984593       462/G02     F                  362,900.00         ZZ
                          360                362,900.00         1
                          6.5000             1965.71            80
                          6.2500             1965.71
INDIAN HEAD   MD 20640    1                  05/27/05           00
0439472119                03                 07/01/05           0.0000
7207483                   O                  06/01/35
0

9984599       462/G02     F                  177,750.00         ZZ
                          360                177,573.04         1
                          6.0000             1065.71            75
                          5.7500             1065.71
ROSHARON      TX 77583    1                  05/25/05           00
0439460809                03                 07/01/05           0.0000
0009081381                O                  06/01/35
0

9984609       462/G02     F                  275,500.00         ZZ
                          360                275,232.23         1
                          6.1250             1673.97            80
                          5.8750             1673.97
BRADENTON     FL 34212    1                  05/24/05           00
0439461393                03                 07/01/05           0.0000
0004958583                O                  06/01/35
0

9984621       462/G02     F                  182,350.00         ZZ
                          360                182,164.09         1
                          5.8750             1078.67            80
                          5.6250             1078.67
SUGAR LAND    TX 77478    1                  05/25/05           00
0439472663                03                 07/01/05           0.0000
9197286                   O                  06/01/35
0

9984623       462/G02     F                  130,850.00         ZZ
                          360                130,722.82         1
                          6.1250             795.06             80
                          5.8750             795.06
PORTER        TX 77365    1                  05/26/05           00
0439461302                03                 07/01/05           0.0000
9051780                   O                  06/01/35
0

9984627       462/G02     F                  489,100.00         ZZ
                          360                488,613.09         1
                          6.0000             2932.41            62
                          5.7500             2932.41
ESCONDIDO     CA 92026    1                  05/19/05           00
0439468281                03                 07/01/05           0.0000
9006180                   O                  06/01/35
0

9984629       462/G02     F                  123,550.00         ZZ
                          360                123,432.77         1
                          6.2500             760.72             70
                          6.0000             760.72
THE WOODLANDS TX 77382    1                  05/17/05           00
0439468380                03                 07/01/05           0.0000
8985483                   N                  06/01/35
0

9984845       696/G02     F                  1,084,500.00       ZZ
                          360                1,084,500.00       1
                          6.2500             6677.45            64
                          6.0000             6677.45
WASHINGTON    DC 20002    2                  06/08/05           00
0439409749                07                 08/01/05           0.0000
31205165                  N                  07/01/35
0

9984853       M40/G02     F                  342,500.00         ZZ
                          360                342,234.10         4
                          5.8750             2026.02            43
                          5.6250             2026.02
ALTADENA AREA CA 91001    2                  06/07/05           00
0439435918                05                 08/01/05           0.0000
0105523                   N                  07/01/35
0

9984855       M40/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          5.8750             3182.29            32
                          5.6250             3182.29
LAGUNA BEACH  CA 92651    1                  06/03/05           00
0439434770                05                 08/01/05           0.0000
0105517                   O                  07/01/35
0

9984859       M40/G02     F                  135,000.00         ZZ
                          360                135,000.00         1
                          6.3750             717.19             75
                          6.1250             717.19
VICTORVILLE   CA 92395    1                  05/31/05           00
0439435280                05                 08/01/05           0.0000
05155                     N                  07/01/35
0

9984861       M40/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          5.7500             1723.32            33
                          5.5000             1723.32
SAN DIEGO (LA CA 92037    5                  06/02/05           00
0439434911                06                 08/01/05           0.0000
0105510                   O                  07/01/35
0

9984871       E82/G02     F                  149,000.00         ZZ
                          360                149,000.00         1
                          6.2500             917.42             60
                          6.0000             917.42
ORLANDO       FL 32833    5                  06/13/05           00
0401132519                05                 08/01/05           0.0000
0401132519                O                  07/01/35
0

9984891       E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.7500             1945.79            80
                          6.5000             1945.79
VICTORVILLE   CA 92392    5                  06/09/05           00
0424354140                05                 08/01/05           0.0000
0424354140                O                  07/01/35
0

9985115       E22/G02     F                  66,500.00          ZZ
                          360                66,500.00          2
                          6.7500             431.32             70
                          6.5000             431.32
BOLIVAR       MO 65613    2                  06/15/05           00
0424533073                05                 08/01/05           0.0000
0424533073                N                  07/01/35
0

9985165       E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          6.5000             960.74             80
                          6.2500             960.74
RAINBOW CITY  AL 35906    5                  06/10/05           00
0424291219                05                 08/01/05           0.0000
0424291219                O                  07/01/35
0

9985203       E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         2
                          6.6250             960.47             89
                          6.3750             960.47
WATERBURY     CT 06705    5                  06/10/05           01
0423603562                05                 08/01/05           25.0000
0423603562                O                  07/01/35
0

9985209       E22/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          6.5000             1087.16            80
                          6.2500             1087.16
AU SABLE FORKSNY 12912    5                  06/10/05           00
0423750876                05                 08/01/05           0.0000
0423750876                O                  07/01/35
0

9985279       E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         3
                          6.2500             1163.71            90
                          6.0000             1163.71
HARTFORD      CT 06114    1                  06/15/05           10
0424155737                05                 08/01/05           25.0000
0424155737                N                  07/01/35
0

9985289       E22/G02     F                  151,200.00         ZZ
                          360                151,200.00         1
                          6.3750             943.29             76
                          6.1250             943.29
TUCSON        AZ 85741    5                  06/06/05           00
0424176782                05                 08/01/05           0.0000
0424176782                O                  07/01/35
0

9985351       E22/G02     F                  75,001.00          ZZ
                          360                75,001.00          1
                          6.3750             467.91             75
                          6.1250             467.91
WINTER HAVEN  FL 33881    5                  06/15/05           00
0424318426                05                 08/01/05           0.0000
0424318426                N                  07/01/35
0

9985379       E22/G02     F                  78,750.00          ZZ
                          360                78,750.00          1
                          6.7500             510.77             90
                          6.5000             510.77
MIAMI         FL 33150    1                  06/15/05           10
0424343663                01                 08/01/05           25.0000
0424343663                N                  07/01/35
0

9985879       P27/G02     F                  80,750.00          ZZ
                          360                80,750.00          1
                          6.6250             517.05             93
                          6.3750             517.05
STARKE        FL 32091    5                  06/07/05           14
0439463365                05                 08/01/05           30.0000
2124491136                O                  07/01/35
0

9985927       225/225     F                  218,500.00         ZZ
                          360                218,297.62         1
                          6.3750             1363.16            95
                          6.1250             1363.16
PORT ST LUCIE FL 34983    1                  05/11/05           11
005734260                 05                 07/01/05           30.0000
005734260                 O                  06/01/35
0

9985935       225/225     F                  462,000.00         ZZ
                          360                461,517.62         1
                          5.7500             2696.11            66
                          5.5000             2696.11
NEW HYDE PARK NY 11040    5                  05/03/05           00
008957264                 05                 07/01/05           0.0000
008957264                 O                  06/01/35
0

9985951       225/225     F                  116,850.00         ZZ
                          360                116,741.78         1
                          6.3750             728.99             95
                          6.1250             728.99
MARS HILL     NC 28754    1                  05/09/05           12
005739171                 05                 07/01/05           30.0000
005739171                 O                  06/01/35
0

9985967       225/225     F                  492,000.00         ZZ
                          360                491,531.84         1
                          6.8750             3232.09            78
                          6.6250             3232.09
MILLSTONE TOWNNJ 08510    1                  05/02/05           00
5732750                   05                 07/01/05           0.0000
5732750                   O                  06/01/35
0

9986029       L21/G02     F                  368,800.00         ZZ
                          360                368,800.00         1
                          5.9900             2208.78            80
                          5.7400             2208.78
LITTLE FALLS  NJ 07424    1                  06/13/05           00
0439460056                05                 08/01/05           0.0000
28506273                  O                  07/01/35
0

9986147       P44/G02     F                  352,000.00         ZZ
                          360                352,000.00         1
                          6.0000             1760.00            79
                          5.7500             1760.00
EAST FALMOUTH MA 02536    5                  06/10/05           00
0439454026                05                 08/01/05           0.0000
0505160010                O                  07/01/35
0

9986199       462/G02     F                  111,950.00         ZZ
                          360                111,843.77         1
                          6.2500             689.30             80
                          6.0000             689.30
KYLE          TX 78640    1                  05/25/05           00
0439467630                03                 07/01/05           0.0000
0008752487                O                  06/01/35
0

9986249       462/G02     F                  153,200.00         ZZ
                          360                153,047.48         1
                          6.0000             918.52             80
                          5.7500             918.52
LEAGUE CITY   TX 77573    1                  05/23/05           00
0439461690                03                 07/01/05           0.0000
0008175689                O                  06/01/35
0

9986269       462/G02     F                  216,500.00         ZZ
                          360                216,318.10         1
                          6.8750             1422.26            90
                          6.6250             1422.26
MIAMI         FL 33186    1                  05/31/05           12
0439460916                09                 07/01/05           25.0000
0008669384                O                  06/01/35
0

9986507       E22/G02     F                  146,000.00         ZZ
                          360                146,000.00         1
                          6.6250             934.85             80
                          6.3750             934.85
LOVELAND      CO 80538    1                  06/16/05           00
0424619963                05                 08/01/05           0.0000
0424619963                N                  07/01/35
0

9986511       E22/G02     F                  57,600.00          ZZ
                          360                57,600.00          1
                          7.0000             383.21             80
                          6.7500             383.21
BROKEN ARROW  OK 74012    2                  06/15/05           00
0423821099                03                 08/01/05           0.0000
0423821099                N                  07/01/35
0

9986513       E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          7.0000             431.12             80
                          6.7500             431.12
TULSA         OK 74129    2                  06/15/05           00
0423854363                03                 08/01/05           0.0000
0423854363                N                  07/01/35
0

9986515       E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          7.0000             372.57             80
                          6.7500             372.57
SAPULPA       OK 74066    2                  06/15/05           00
0423854512                03                 08/01/05           0.0000
0423854512                N                  07/01/35
0

9986547       E22/G02     F                  234,000.00         ZZ
                          360                234,000.00         1
                          5.8750             1384.20            90
                          5.6250             1384.20
CLINTON       NJ 08801    1                  06/16/05           01
0424100097                01                 08/01/05           25.0000
0424100097                O                  07/01/35
0

9986561       E22/G02     F                  66,000.00          ZZ
                          360                66,000.00          2
                          6.7500             428.07             70
                          6.5000             428.07
BOLIVAR       MO 65613    2                  06/16/05           00
0424135721                05                 08/01/05           0.0000
0424135721                N                  07/01/35
0

9986623       E22/G02     F                  139,500.00         ZZ
                          360                139,500.00         1
                          6.1250             847.62             75
                          5.8750             847.62
ENUMCLAW      WA 98022    5                  06/13/05           00
0424327682                05                 08/01/05           0.0000
0424327682                N                  07/01/35
0

9986733       E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          7.1250             576.03             95
                          6.8750             576.03
PENDLETON     OR 97801    5                  06/05/05           10
0424415321                05                 08/01/05           30.0000
0424415321                O                  07/01/35
0

9986795       E22/G02     F                  75,980.00          ZZ
                          360                75,980.00          1
                          6.6250             486.51             75
                          6.3750             486.51
AUMSVILLE     OR 97325    5                  06/13/05           00
0424472967                05                 08/01/05           0.0000
0424472967                N                  07/01/35
0

9986813       E22/G02     F                  52,500.00          ZZ
                          360                52,500.00          1
                          6.6250             336.16             59
                          6.3750             336.16
RIDGELAND     MS 39157    2                  06/16/05           00
0424491645                05                 08/01/05           0.0000
0424491645                N                  07/01/35
0

9986963       462/G02     F                  174,550.00         T
                          360                174,376.23         1
                          6.0000             1046.52            90
                          5.7500             1046.52
LEAGUE CITY   TX 77573    1                  05/19/05           04
0439461104                03                 07/01/05           25.0000
0008788283                O                  06/01/35
0

9986971       462/G02     F                  186,250.00         T
                          360                186,085.68         1
                          6.6250             1192.58            90
                          6.3750             1192.58
ZEPHYRHILLS   FL 33544    1                  05/26/05           11
0439460825                03                 07/01/05           25.0000
0008614489                O                  06/01/35
0

9986977       462/G02     F                  162,450.00         ZZ
                          360                162,450.00         1
                          6.7500             913.78             95
                          6.5000             913.78
TUCSON        AZ 85746    1                  05/19/05           04
0439462391                03                 07/01/05           30.0000
0009079880                O                  06/01/35
0

9987015       225/G02     F                  171,000.00         ZZ
                          360                170,841.62         1
                          6.3750             1066.82            88
                          6.1250             1066.82
HOMESTEAD     FL 33033    1                  05/24/05           04
0439450693                05                 07/01/05           25.0000
7808694                   O                  06/01/35
0

9987029       225/G02     F                  218,800.00         ZZ
                          360                218,592.39         1
                          6.2500             1347.19            80
                          6.0000             1347.19
SAINT LOUIS   MO 63126    1                  05/04/05           00
0439450651                05                 07/01/05           0.0000
7807202                   O                  06/01/35
0

9987035       225/G02     F                  207,920.00         ZZ
                          360                207,533.81         2
                          6.3750             1297.16            80
                          6.1250             1297.16
BRIDGEPORT    CT 06610    1                  04/05/05           00
0439450727                05                 06/01/05           0.0000
7804359                   O                  05/01/35
0

9987037       225/G02     F                  637,000.00         ZZ
                          360                636,424.14         1
                          6.5000             4026.28            65
                          6.2500             4026.28
FORT LAUDERDALFL 33316    1                  05/10/05           00
0439450701                01                 07/01/05           0.0000
7805423                   O                  06/01/35
0

9987039       225/G02     F                  620,000.00         ZZ
                          360                619,425.76         1
                          6.3750             3867.99            80
                          6.1250             3867.99
OMAHA         NE 68124    1                  05/02/05           00
0439450636                05                 07/01/05           0.0000
7566654                   O                  06/01/35
0

9987041       225/G02     F                  376,000.00         ZZ
                          360                375,551.50         1
                          6.3750             2345.76            80
                          6.1250             2345.76
ALTADENA      CA 91001    1                  05/10/05           00
0439450719                05                 07/01/05           0.0000
7567914                   N                  06/01/35
0

9987623       E22/G02     F                  166,000.00         ZZ
                          360                166,000.00         1
                          6.0000             995.25             85
                          5.7500             995.25
GREAT FALLS   MT 59404    4                  06/17/05           10
0423728245                05                 08/01/05           12.0000
0423728245                O                  07/01/35
0

9987641       E22/G02     F                  80,100.00          ZZ
                          360                80,100.00          2
                          6.7500             519.53             90
                          6.5000             519.53
HARLINGEN     TX 78550    1                  06/17/05           01
0423951581                05                 08/01/05           25.0000
0423951581                N                  07/01/35
0

9987667       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.5000             632.07             68
                          6.2500             632.07
ALACHUA       FL 32615    1                  06/17/05           00
0424090173                05                 08/01/05           0.0000
0424090173                O                  07/01/35
0

9987703       E22/G02     F                  80,300.00          ZZ
                          360                80,300.00          1
                          6.6250             443.32             67
                          6.3750             443.32
LITTLE ROCK   AR 72205    2                  05/26/05           00
0424173904                05                 07/01/05           0.0000
0424173904                N                  06/01/35
0

9987709       E22/G02     F                  74,700.00          ZZ
                          360                74,700.00          1
                          6.3750             466.03             90
                          6.1250             466.03
KILLEN        AL 35645    5                  06/13/05           04
0424189686                05                 08/01/05           25.0000
0424189686                O                  07/01/35
0

9987729       E22/G02     F                  87,200.00          ZZ
                          360                87,200.00          1
                          5.7500             508.88             80
                          5.5000             508.88
WESTWEGO      LA 70094    5                  06/17/05           00
0424237782                05                 08/01/05           0.0000
0424237782                N                  07/01/35
0

9987827       E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.1250             972.18             80
                          5.8750             972.18
VANCOUVER     WA 98662    1                  06/13/05           00
0424363158                05                 08/01/05           0.0000
0424363158                O                  07/01/35
0

9987857       E22/G02     F                  139,500.00         ZZ
                          360                139,500.00         2
                          6.2500             858.93             90
                          6.0000             858.93
GULFPORT      MS 39507    1                  06/16/05           04
0424375772                05                 08/01/05           25.0000
0424375772                N                  07/01/35
0

9987889       E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.3750             773.60             78
                          6.1250             773.60
MARIETTA      GA 30060    2                  06/17/05           00
0424392256                05                 08/01/05           0.0000
0424392256                N                  07/01/35
0

9987907       E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          6.6250             469.27             90
                          6.3750             469.27
LOUISVILLE    KY 40258    5                  06/13/04           04
0424406239                05                 08/01/05           25.0000
0424406239                O                  07/01/35
0

9988029       E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.7500             804.26             80
                          6.5000             804.26
CLINTON TOWNSHMI 48038    1                  06/17/05           00
0424491405                01                 08/01/05           0.0000
0424491405                N                  07/01/35
0

9988043       E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          6.5000             733.20             80
                          6.2500             733.20
CARROLLTON    TX 75007    1                  06/15/05           00
0424501534                05                 08/01/05           0.0000
0424501534                O                  07/01/35
0

9988049       E22/G02     F                  80,325.00          ZZ
                          360                80,325.00          1
                          6.6250             514.33             90
                          6.3750             514.33
NAMPA         ID 83686    1                  06/15/05           04
0424502755                05                 08/01/05           25.0000
0424502755                N                  07/01/35
0

9988119       E82/G02     F                  102,300.00         ZZ
                          360                102,300.00         1
                          6.8750             672.04             93
                          6.6250             672.04
COMMERCE      GA 30530    2                  06/16/05           04
0401140587                05                 08/01/05           30.0000
0401140587                O                  07/01/35
0

9988121       E82/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          6.6250             409.80             80
                          6.3750             409.80
SWEET HOME    OR 97386    2                  06/16/05           00
0401129630                05                 08/01/05           0.0000
0401129630                O                  07/01/35
0

9988325       462/G02     F                  219,000.00         ZZ
                          360                219,000.00         1
                          5.8750             1072.19            80
                          5.6250             1072.19
BRIGHTON      CO 80601    1                  05/27/05           00
0439458134                03                 07/01/05           0.0000
0006957880                O                  06/01/35
0

9988327       462/G02     F                  112,500.00         ZZ
                          360                112,393.25         1
                          6.2500             692.69             80
                          6.0000             692.69
HOUSTON       TX 77044    1                  05/23/05           00
0439464108                03                 07/01/05           0.0000
0009057688                O                  06/01/35
0

9988355       462/G02     F                  680,000.00         ZZ
                          360                680,000.00         1
                          5.8750             3329.17            80
                          5.6250             3329.17
ESCONDIDO     CA 92026    1                  05/18/05           00
0439459165                03                 07/01/05           0.0000
0008942286                O                  06/01/35
0

9988359       462/G02     F                  181,400.00         ZZ
                          360                181,219.41         1
                          6.0000             1087.59            55
                          5.7500             1087.59
ORLANDO       FL 32832    1                  05/23/05           00
0439463068                03                 07/01/05           0.0000
0007753387                O                  06/01/35
0

9988407       462/G02     F                  392,350.00         ZZ
                          360                392,350.00         1
                          6.1250             2002.62            80
                          5.8750             2002.62
MURRIERA      CA 92562    1                  05/24/05           00
0439472143                05                 07/01/05           0.0000
0007764483                O                  06/01/35
0

9988465       462/G02     F                  190,900.00         ZZ
                          360                190,900.00         1
                          6.2500             994.27             95
                          6.0000             994.27
SPRING HILL   FL 34609    1                  05/27/05           12
0439463761                03                 07/01/05           30.0000
0007279482                O                  06/01/35
0

9988595       H81/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          7.0000             508.96             90
                          6.7500             508.96
MILWAUKEE     WI 53210    1                  06/10/05           10
0439472374                05                 08/01/05           25.0000
40051081                  N                  07/01/35
0

9988873       E22/G02     F                  79,500.00          ZZ
                          360                79,500.00          1
                          6.7500             515.64             78
                          6.5000             515.64
FILLMORE      UT 84631    2                  06/15/05           00
0423285733                05                 08/01/05           0.0000
0423285733                O                  07/01/35
0

9988931       E22/G02     F                  142,400.00         TX
                          240                142,400.00         1
                          6.3750             1051.24            80
                          6.1250             1051.24
SPRING        TX 77373    5                  06/14/05           00
0424035277                03                 08/01/05           0.0000
0424035277                O                  07/01/25
0

9988961       E22/G02     F                  80,800.00          ZZ
                          360                80,800.00          1
                          6.2500             497.50             80
                          6.0000             497.50
WICHITA       KS 67212    2                  06/14/05           00
0424151272                05                 08/01/05           0.0000
0424151272                O                  07/01/35
0

9989179       E22/G02     F                  112,500.00         ZZ
                          360                112,500.00         1
                          6.2500             692.68             90
                          6.0000             692.68
UNIVERSAL CITYTX 78148    1                  06/17/05           10
0424389096                03                 08/01/05           25.0000
0424389096                N                  07/01/35
0

9989199       E22/G02     F                  197,600.00         ZZ
                          360                197,600.00         1
                          6.3750             1232.77            80
                          6.1250             1232.77
GRISWOLD      CT 06351    5                  06/15/05           00
0424400083                05                 08/01/05           0.0000
0424400083                O                  07/01/35
0

9989215       E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          6.3750             451.56             95
                          6.1250             451.56
SAGINAW       MI 48602    5                  06/14/05           04
0424408524                05                 08/01/05           30.0000
0424408524                O                  07/01/35
0

9989271       E22/G02     F                  84,160.00          ZZ
                          360                84,160.00          1
                          6.6250             538.89             80
                          6.3750             538.89
CHOCTAW       OK 73020    5                  06/14/05           00
0424440741                05                 08/01/05           0.0000
0424440741                O                  07/01/35
0

9989383       E22/G02     F                  170,000.00         ZZ
                          360                170,000.00         1
                          6.1250             867.71             57
                          5.8750             867.71
ROYAL PALM BEAFL 33411    2                  06/15/05           00
0424557817                05                 08/01/05           0.0000
0424557817                O                  07/01/35
0

9989395       E22/G02     F                  211,500.00         ZZ
                          360                211,500.00         1
                          6.2500             1302.24            90
                          6.0000             1302.24
BELLINGHAM    WA 98226    1                  06/14/05           10
0424574705                07                 08/01/05           25.0000
0424574705                O                  07/01/35
0

9989425       E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          7.1250             404.23             80
                          6.8750             404.23
HOUSTON       TX 77077    1                  06/17/05           00
0423799170                09                 08/01/05           0.0000
0423799170                N                  07/01/35
0

9989433       462/G02     F                  247,800.00         ZZ
                          360                247,564.87         1
                          6.2500             1525.75            80
                          6.0000             1525.75
BRADENTON     FL 34203    1                  05/31/05           00
0439464462                03                 07/01/05           0.0000
0009032681                O                  06/01/35
0

9989485       E82/G02     F                  117,600.00         ZZ
                          360                117,600.00         1
                          6.5000             743.31             70
                          6.2500             743.31
CAPE CORAL    FL 33904    5                  06/17/05           00
0401129788                05                 08/01/05           0.0000
0401129788                O                  07/01/35
0

9989641       462/G02     F                  112,250.00         ZZ
                          360                112,135.55         1
                          5.8750             664.01             80
                          5.6250             664.01
ROSHARON      TX 77583    1                  05/18/05           00
0439472481                03                 07/01/05           0.0000
0009124082                O                  06/01/35
0

9989651       X08/G02     F                  170,800.00         ZZ
                          360                170,633.99         1
                          6.1250             1037.80            80
                          5.8750             1037.80
FARMINGTON    UT 84025    1                  05/27/05           00
0439487513                05                 07/01/05           0.0000
2820623                   O                  06/01/35
0

9989655       X08/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.2500             812.50             80
                          6.0000             812.50
QUEEN CREEK   AZ 85242    1                  05/31/05           00
0439531831                03                 07/01/05           0.0000
6054315                   O                  06/01/35
0

9989657       X08/G02     F                  143,000.00         ZZ
                          360                142,854.20         1
                          5.8750             845.90             74
                          5.6250             845.90
MURRAY        UT 84107    2                  05/24/05           00
0439490566                05                 07/01/05           0.0000
6054196                   O                  06/01/35
0

9989667       462/G02     F                  623,950.00         ZZ
                          360                623,328.85         1
                          6.0000             3740.90            80
                          5.7500             3740.90
ESCONDIDO     CA 92026    1                  05/17/05           00
0439473240                05                 07/01/05           0.0000
0008947087                O                  06/01/35
0

9989669       X08/G02     F                  153,660.00         ZZ
                          360                153,660.00         1
                          6.2500             946.11             95
                          6.0000             946.11
SOUTH JORDAN  UT 84095    1                  06/10/05           04
0439490558                01                 08/01/05           30.0000
6054371                   O                  07/01/35
0

9989671       X08/G02     F                  225,000.00         ZZ
                          360                225,000.00         1
                          6.2500             1385.36            90
                          6.0000             1385.36
COLORADO SPRINCO 80903    1                  06/07/05           11
0439531815                05                 08/01/05           25.0000
6055112                   O                  07/01/35
0

9989673       X08/G02     F                  160,000.00         ZZ
                          360                159,858.83         1
                          6.6250             1024.50            89
                          6.3750             1024.50
MESA          AZ 85206    1                  05/27/05           11
0439531807                05                 07/01/05           25.0000
6054054                   O                  06/01/35
0

9989675       X08/G02     F                  600,000.00         ZZ
                          360                599,444.28         1
                          6.3750             3743.22            80
                          6.1250             3743.22
SCOTTSDALE    AZ 85250    2                  05/27/05           00
0439531849                03                 07/01/05           0.0000
6054800                   O                  06/01/35
0

9989677       X08/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.0000             359.73             80
                          5.7500             359.73
BOISE         ID 83705    1                  06/07/05           00
0439490574                05                 08/01/05           0.0000
2820741                   N                  07/01/35
0

9989685       X08/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.0000             935.30             80
                          5.7500             935.30
COLORADO SPRINCO 80915    1                  06/01/05           00
0439531823                05                 08/01/05           0.0000
6054764                   O                  07/01/35
0

9989795       H81/G02     F                  60,300.00          ZZ
                          360                60,300.00          1
                          7.2500             411.35             90
                          7.0000             411.35
MILWAUKEE     WI 53209    1                  06/15/05           10
0439483009                05                 08/01/05           25.0000
40051337                  N                  07/01/35
0

9989891       U05/G02     F                  100,450.00         ZZ
                          360                100,450.00         2
                          6.7500             651.52             70
                          6.5000             651.52
SAINT LOUIS   MO 63139    1                  06/14/05           00
0439480757                05                 08/01/05           0.0000
3000762809                N                  07/01/35
0

9989919       E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.1250             461.78             80
                          5.8750             461.78
PASCO         WA 99301    2                  06/15/05           00
0424238913                05                 08/01/05           0.0000
0424238913                O                  07/01/35
0

9989961       E22/G02     F                  99,750.00          ZZ
                          360                99,750.00          4
                          7.1250             672.03             89
                          6.8750             672.03
SAN ANTONIO   TX 78208    2                  06/10/05           04
0424306777                05                 08/01/05           25.0000
0424306777                N                  07/01/35
0

9990135       E22/G02     F                  80,800.00          ZZ
                          360                80,800.00          1
                          6.3750             504.09             80
                          6.1250             504.09
INDIANAPOLIS  IN 46268    1                  06/21/05           00
0424469864                03                 08/01/05           0.0000
0424469864                O                  07/01/35
0

9990147       E22/G02     F                  50,800.00          ZZ
                          360                50,800.00          1
                          6.8750             333.72             95
                          6.6250             333.72
CLEVER        MO 65631    1                  06/17/05           10
0424474468                05                 08/01/05           35.0000
0424474468                O                  07/01/35
0

9990309       E22/G02     F                  68,700.00          ZZ
                          240                68,439.18          1
                          6.5000             512.21             87
                          6.2500             512.21
SAN ANTONIO   TX 78245    2                  06/16/05           04
0424098226                03                 08/01/05           30.0000
0424098226                O                  07/01/25
0

9992173       P44/G02     F                  150,000.00         T
                          360                150,000.00         1
                          5.8750             887.31             08
                          5.6250             887.31
BARNSTABLE    MA 02632    5                  06/16/05           00
0439483561                05                 08/01/05           0.0000
1                         O                  07/01/35
0

9992237       T08/G02     F                  580,000.00         ZZ
                          360                580,000.00         1
                          6.0000             2900.00            50
                          5.7500             2900.00
TAMPA         FL 33609    1                  06/07/05           00
0439491168                05                 08/01/05           0.0000
11094703                  O                  07/01/35
0

9992241       T08/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.5000             809.05             80
                          6.2500             809.05
TITUSVILLE    FL 32780    1                  06/13/05           00
0439485723                05                 08/01/05           0.0000
11171322                  O                  07/01/35
0

9992269       T08/G02     F                  229,600.00         ZZ
                          360                229,600.00         1
                          5.8750             1358.17            80
                          5.6250             1358.17
HOMESTEAD     FL 33032    1                  06/03/05           00
0439483413                03                 08/01/05           0.0000
11250799                  O                  07/01/35
0

9992277       T08/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          5.8750             1396.03            80
                          5.6250             1396.03
MIAMI         FL 33185    2                  06/06/05           00
0439493859                05                 08/01/05           0.0000
11250841                  O                  07/01/35
0

9992321       T08/G02     F                  137,750.00         ZZ
                          360                137,750.00         1
                          7.2500             939.70             95
                          7.0000             939.70
SPRING        TX 77380    1                  06/14/05           11
0439485699                05                 08/01/05           30.0000
12153549                  O                  07/01/35
0

9992329       T08/G02     F                  205,727.00         ZZ
                          360                205,727.00         1
                          6.8750             1351.48            95
                          6.6250             1351.48
NEW PORT RICHEFL 34655    1                  06/03/05           11
0439485277                05                 08/01/05           30.0000
14082403                  O                  07/01/35
0

9992333       T08/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          5.2500             1016.05            80
                          5.0000             1016.05
TITUSVILLE    FL 32796    1                  06/15/05           00
0439485871                03                 08/01/05           0.0000
19990609                  O                  07/01/35
0

9992337       T08/G02     F                  135,000.00         ZZ
                          360                135,000.00         1
                          7.0000             898.16             75
                          6.7500             898.16
TEMPLE HILLS  MD 20748    2                  06/06/05           00
0439486507                05                 08/01/05           0.0000
31180662                  N                  07/01/35
0

9992341       T08/G02     F                  109,900.00         ZZ
                          360                109,900.00         1
                          6.5000             694.64             80
                          6.2500             694.64
ASHBURN       VA 20147    1                  06/08/05           00
0439485087                03                 08/01/05           0.0000
31203067                  O                  07/01/35
0

9992343       T08/G02     F                  252,595.00         T
                          360                252,595.00         1
                          5.8750             1236.66            80
                          5.6250             1236.66
TOLLESON      AZ 85353    1                  05/31/05           00
0439493818                03                 08/01/05           0.0000
45010178                  O                  07/01/35
0

9992373       T08/G02     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.1250             1449.58            80
                          5.8750             1449.58
BAKERSFIELD   CA 93312    1                  06/02/05           00
0439483462                05                 08/01/05           0.0000
45190107                  O                  07/01/35
0

9992379       T08/G02     F                  238,000.00         ZZ
                          360                237,751.52         1
                          5.7500             1388.90            80
                          5.5000             1388.90
BAKERSFIELD   CA 93312    1                  05/23/05           00
0439486150                05                 07/01/05           0.0000
45190165                  O                  06/01/35
0

9993101       Y78/G02     F                  54,000.00          ZZ
                          360                54,000.00          2
                          7.0000             359.26             90
                          6.7500             359.26
LEXINGTON     KY 40511    1                  06/16/05           12
0439487323                05                 08/01/05           25.0000
20061361                  N                  07/01/35
0

9993383       E22/G02     F                  125,625.00         ZZ
                          360                125,625.00         2
                          6.8750             825.27             75
                          6.6250             825.27
DALLAS        TX 75209    1                  06/22/05           00
0424189306                05                 08/01/05           0.0000
0424189306                N                  07/01/35
0

9993403       E22/G02     F                  130,800.00         ZZ
                          360                130,800.00         2
                          6.7500             848.37             75
                          6.5000             848.37
DALLAS        TX 75209    1                  06/22/05           00
0424222222                05                 08/01/05           0.0000
0424222222                N                  07/01/35
0

9993405       E22/G02     F                  125,625.00         ZZ
                          360                125,625.00         2
                          6.8750             825.27             75
                          6.6250             825.27
DALLAS        TX 75209    1                  06/22/05           00
0424223253                05                 08/01/05           0.0000
0424223253                N                  07/01/35
0

9993407       E22/G02     F                  119,250.00         ZZ
                          360                119,250.00         2
                          6.7500             773.45             75
                          6.5000             773.45
DALLAS        TX 75209    1                  06/22/05           00
0424224558                05                 08/01/05           0.0000
0424224558                N                  07/01/35
0

9993545       E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          6.1250             857.50             80
                          5.8750             857.50
WEAVERVILLE   CA 96093    1                  06/13/05           00
0424414175                05                 08/01/05           0.0000
0424414175                O                  07/01/35
0

9993569       E22/G02     F                  203,200.00         ZZ
                          360                203,200.00         3
                          6.6250             1301.11            80
                          6.3750             1301.11
MILESBURG     PA 16853    2                  06/17/05           00
0424435956                05                 08/01/05           0.0000
0424435956                O                  07/01/35
0

9993617       E22/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          6.3750             3493.67            74
                          6.1250             3493.67
SAN LEANDRO   CA 94577    1                  06/16/05           00
0424467942                05                 08/01/05           0.0000
0424467942                O                  07/01/35
0

9993621       E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          6.3750             510.00             65
                          6.1250             510.00
COLORADO SPRINCO 80917    2                  06/22/05           00
0424469518                05                 08/01/05           0.0000
0424469518                N                  07/01/35
0

9993623       E22/G02     F                  86,600.00          ZZ
                          360                86,600.00          1
                          6.3750             460.06             65
                          6.1250             460.06
COLORADO SPRINCO 80915    2                  06/22/05           00
0424469757                05                 08/01/05           0.0000
0424469757                N                  07/01/35
0

9993625       E22/G02     F                  97,600.00          ZZ
                          360                97,600.00          1
                          6.3750             518.50             67
                          6.1250             518.50
COLORADO SPRINCO 80915    2                  06/22/05           00
0424469880                05                 08/01/05           0.0000
0424469880                N                  07/01/35
0

9993653       E22/G02     F                  82,500.00          TX
                          360                82,500.00          2
                          6.6250             528.26             77
                          6.3750             528.26
KERRVILLE     TX 78028    5                  06/22/05           00
0424490142                05                 08/01/05           0.0000
0424490142                N                  07/01/35
0

9993713       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          6.6250             489.84             90
                          6.3750             489.84
KATY          TX 77449    1                  06/23/05           04
0424551836                03                 08/01/05           25.0000
0424551836                O                  07/01/35
0

9993761       E22/G02     F                  145,350.00         ZZ
                          360                145,350.00         1
                          7.0000             967.02             95
                          6.7500             967.02
GARDNER       KS 66030    1                  06/22/05           10
0424641975                05                 08/01/05           35.0000
0424641975                O                  07/01/35
0

9993909       X05/G02     F                  77,600.00          ZZ
                          360                77,600.00          1
                          6.7500             503.31             80
                          6.5000             503.31
QUEEN CREEK   AZ 85242    1                  05/31/05           00
0439485459                05                 08/01/05           0.0000
015050314                 N                  07/01/35
0

9994099       F34/G02     F                  95,750.00          ZZ
                          360                95,750.00          1
                          6.5000             605.21             80
                          6.2500             605.21
WINSTON SALEM NC 27107    1                  06/17/05           00
0439492927                03                 08/01/05           0.0000
4900504626                N                  07/01/35
0

9994451       B28/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          6.7500             337.27             80
                          6.5000             337.27
MILWAUKEE     WI 53216    5                  06/14/05           00
0439534777                05                 08/01/05           0.0000
03005307                  N                  07/01/35
0

9994581       X05/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          5.8750             861.28             80
                          5.6250             861.28
PEORIA        AZ 85345    1                  06/08/05           00
0439485236                05                 08/01/05           0.0000
155050196                 O                  07/01/35
0

9994589       X05/G02     F                  135,200.00         ZZ
                          360                135,200.00         1
                          6.0000             810.59             80
                          5.7500             810.59
GREEN VALLEY  AZ 85614    1                  06/08/05           00
0439485079                03                 08/01/05           0.0000
155060004                 O                  07/01/35
0

9994597       X05/G02     F                  131,000.00         ZZ
                          360                131,000.00         1
                          6.7500             849.66             78
                          6.5000             849.66
TUCSON        AZ 85712    2                  06/09/05           00
0439485103                05                 08/01/05           0.0000
155050216                 N                  07/01/35
0

9994607       X05/G02     F                  77,600.00          ZZ
                          360                77,600.00          1
                          6.7500             503.31             80
                          6.5000             503.31
QUEEN CREEK   AZ 85242    1                  06/03/05           00
0439485392                03                 08/01/05           0.0000
015050473                 N                  07/01/35
0

9994747       588/G02     F                  64,500.00          ZZ
                          360                64,440.26          1
                          6.3750             402.40             73
                          6.1250             402.40
DELAWARE TOWNSPA 18328    1                  05/19/05           00
0439501370                03                 07/01/05           0.0000
1149537                   N                  06/01/35
0

9994753       588/G02     F                  125,000.00         ZZ
                          360                124,742.56         1
                          6.0000             749.44             59
                          5.7500             749.44
ALEXANDRIA    VA 22304    1                  05/23/05           00
0439495680                01                 07/01/05           0.0000
1151158                   O                  06/01/35
0

9994755       588/G02     F                  279,200.00         ZZ
                          360                278,928.63         1
                          6.1250             1696.45            80
                          5.8750             1696.45
UNION         NJ 07083    1                  05/23/05           00
0439502147                05                 07/01/05           0.0000
1151606                   O                  06/01/35
0

9994759       588/G02     F                  162,400.00         ZZ
                          360                162,253.19         1
                          6.5000             1026.48            80
                          6.2500             1026.48
WEST NORRITON PA 19087    1                  05/24/05           00
0439496605                03                 07/01/05           0.0000
1150033                   O                  06/01/35
0

9994761       588/G02     F                  405,000.00         ZZ
                          360                404,615.72         1
                          6.2500             2493.65            60
                          6.0000             2493.65
SILVER SPRING MD 20901    1                  05/25/05           00
0439504440                05                 07/01/05           0.0000
1150247                   O                  06/01/35
0

9994763       588/G02     F                  373,750.00         ZZ
                          360                373,403.84         1
                          6.3750             2331.71            65
                          6.1250             2331.71
HERNDON       VA 20170    1                  05/25/05           00
0439503079                05                 07/01/05           0.0000
1152720                   O                  06/01/35
0

9994771       588/G02     F                  116,000.00         ZZ
                          360                115,878.89         1
                          5.7500             676.94             80
                          5.5000             676.94
GLASSBORO     NJ 08028    1                  05/27/05           00
0439503442                05                 07/01/05           0.0000
1150962                   O                  06/01/35
0

9994775       588/G02     F                  245,000.00         ZZ
                          360                244,773.08         1
                          6.3750             1528.48            75
                          6.1250             1528.48
OCEAN TOWNSHIPNJ 07712    1                  05/27/05           00
0439502535                05                 07/01/05           0.0000
1150477                   O                  06/01/35
0

9994795       588/G02     F                  312,700.00         ZZ
                          360                312,700.00         1
                          6.0000             1874.79            80
                          5.7500             1874.79
WANTAGE TOWNSHNJ 07461    1                  06/03/05           00
0439500844                05                 08/01/05           0.0000
1152841                   O                  07/01/35
0

9994799       588/G02     F                  122,000.00         ZZ
                          360                122,000.00         1
                          6.5000             771.12             80
                          6.2500             771.12
NAVARRE       FL 32566    1                  06/03/05           00
0439498460                05                 08/01/05           0.0000
1152888                   O                  07/01/35
0

9994807       588/G02     F                  254,000.00         ZZ
                          360                231,764.75         1
                          6.3750             1584.63            78
                          6.1250             1584.63
RADNOR        PA 19010    1                  06/03/05           00
0439500729                05                 07/01/05           0.0000
1153191                   O                  06/01/35
0

9994815       588/G02     F                  131,600.00         ZZ
                          360                131,600.00         1
                          6.8750             864.52             80
                          6.6250             864.52
WEST DEPTFORD NJ 08096    1                  06/08/05           00
0439504028                05                 08/01/05           0.0000
1152246                   O                  07/01/35
0

9994833       588/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.3750             1547.20            80
                          6.1250             1547.20
ROXBURY TOWNSHNJ 07876    1                  06/15/05           00
0439494030                01                 08/01/05           0.0000
1153430                   O                  07/01/35
0

9994835       588/G02     F                  429,000.00         ZZ
                          360                429,000.00         1
                          6.8750             2818.22            70
                          6.6250             2818.22
BLAIRSTOWN TOWNJ 07825    1                  06/15/05           00
0439502857                05                 08/01/05           0.0000
1147726                   O                  07/01/35
0

9994849       588/G02     F                  125,400.00         ZZ
                          360                125,294.65         1
                          6.8750             823.79             95
                          6.6250             823.79
ASBURY PARK   NJ 07712    1                  05/26/05           04
0439504168                05                 07/01/05           30.0000
1149331                   N                  06/01/35
0

9995503       E82/G02     F                  74,500.00          ZZ
                          360                74,500.00          1
                          6.6250             477.03             88
                          6.3750             477.03
STANTON       IA 51573    2                  06/20/05           04
0439484189                05                 08/01/05           12.0000
0401127824                O                  07/01/35
0

9995567       E22/G02     F                  122,000.00         ZZ
                          360                122,000.00         1
                          6.2500             751.17             69
                          6.0000             751.17
PORTLAND      OR 97218    2                  06/17/05           00
0424244192                05                 08/01/05           0.0000
0424244192                N                  07/01/35
0

9995597       E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          6.8750             341.60             80
                          6.6250             341.60
BIRMINGHAM    AL 35207    2                  06/23/05           00
0424338689                05                 08/01/05           0.0000
0424338689                N                  07/01/35
0

9995705       E22/G02     F                  38,000.00          ZZ
                          360                38,000.00          1
                          6.6250             243.32             48
                          6.3750             243.32
RIDGELAND     MS 39157    2                  06/23/05           00
0424655439                05                 08/01/05           0.0000
0424655439                N                  07/01/35
0

9995753       E22/G02     F                  113,600.00         ZZ
                          360                113,600.00         1
                          6.6250             727.39             80
                          6.3750             727.39
CYPRESS       TX 77429    2                  06/22/05           00
0424484616                03                 08/01/05           0.0000
0424484616                N                  07/01/35
0

9995803       E22/G02     F                  46,300.00          ZZ
                          360                46,300.00          1
                          6.1250             281.32             69
                          5.8750             281.32
MEMPHIS       TN 38127    2                  06/23/05           00
0424534675                05                 08/01/05           0.0000
0424534675                N                  07/01/35
0

9995859       E82/G02     F                  125,900.00         ZZ
                          360                125,900.00         4
                          6.5000             795.78             69
                          6.2500             795.78
METAIRIE      LA 70003    2                  06/21/05           00
0401105366                05                 08/01/05           0.0000
0401105366                N                  07/01/35
0

9997517       E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          6.5000             657.35             80
                          6.2500             657.35
BAY CITY      MI 48706    5                  06/20/05           00
0424450021                05                 08/01/05           0.0000
0424450021                O                  07/01/35
0

9997589       E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.2500             911.26             80
                          6.0000             911.26
LAPLACE       LA 70068    1                  06/24/05           00
0424495042                05                 08/01/05           0.0000
0424495042                O                  07/01/35
0

9997651       E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.2500             763.49             80
                          6.0000             763.49
CHARLOTTE     NC 28207    1                  06/24/05           00
0424539815                05                 08/01/05           0.0000
0424539815                N                  07/01/35
0

9997675       E22/G02     F                  103,500.00         ZZ
                          360                103,500.00         1
                          7.1250             697.30             90
                          6.8750             697.30
KANSAS CITY   MO 64132    1                  06/23/05           04
0424561975                05                 08/01/05           25.0000
0424561975                N                  07/01/35
0

9997685       E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.3750             973.24             80
                          6.1250             973.24
DULUTH        GA 30096    1                  06/24/05           00
0424567287                05                 08/01/05           0.0000
0424567287                O                  07/01/35
0

9997739       E22/G02     F                  157,600.00         ZZ
                          360                157,600.00         1
                          6.5000             996.14             80
                          6.2500             996.14
DUNLAP        TN 37327    2                  06/24/05           00
0424625101                05                 08/01/05           0.0000
0424625101                O                  07/01/35
0

9999509       742/G02     F                  83,700.00          ZZ
                          360                83,700.00          3
                          6.1250             508.57             90
                          5.8750             508.57
BALDWINSVILLE NY 13027    1                  06/22/05           11
0439488719                05                 08/01/05           25.0000
10836666                  N                  07/01/35
0

9999581       U05/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          6.7500             882.09             80
                          6.5000             882.09
AUSTIN        TX 78731    1                  06/21/05           00
0439493792                05                 08/01/05           0.0000
3000773798                N                  07/01/35
0

9999611       L21/G02     F                  648,000.00         ZZ
                          360                648,000.00         1
                          5.8750             3833.17            80
                          5.6250             3833.17
UPPER MARLBOROMD 20772    5                  06/14/05           00
0439487489                05                 08/01/05           0.0000
70305465                  O                  07/01/35
0

9999963       E22/G02     F                  141,550.00         ZZ
                          360                141,550.00         1
                          6.6250             906.36             95
                          6.3750             906.36
HILLSBORO     OR 97124    5                  06/10/05           10
0424356319                05                 08/01/05           30.0000
0424356319                O                  07/01/35
0

10000055      E22/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          7.0000             632.04             95
                          6.7500             632.04
GREAT FALLS   MT 59405    5                  06/21/05           10
0424443356                05                 08/01/05           30.0000
0424443356                O                  07/01/35
0

10000137      E22/G02     F                  107,200.00         ZZ
                          360                107,200.00         1
                          6.0000             642.72             80
                          5.7500             642.72
PORT NECHES   TX 77651    1                  06/27/05           00
0424496578                05                 08/01/05           0.0000
0424496578                O                  07/01/35
0

10000363      E22/G02     F                  55,200.00          ZZ
                          360                55,200.00          1
                          6.5000             348.90             80
                          6.2500             348.90
BIRMINGHAM    AL 35207    2                  06/27/05           00
0424561561                05                 08/01/05           0.0000
0424561561                N                  07/01/35
0

10000493      E22/G02     F                  135,000.00         ZZ
                          360                135,000.00         1
                          6.3750             842.22             68
                          6.1250             842.22
TACOMA        WA 98408    5                  06/22/05           00
0424659118                05                 08/01/05           0.0000
0424659118                N                  07/01/35
0

10000497      E22/G02     F                  233,600.00         ZZ
                          360                233,600.00         1
                          6.5000             1476.51            80
                          6.2500             1476.51
SAINT LOUIS   MO 63116    1                  06/27/05           00
0424661932                05                 08/01/05           0.0000
0424661932                O                  07/01/35
0

10000537      E82/G02     F                  88,200.00          ZZ
                          360                88,200.00          1
                          6.7500             572.06             84
                          6.5000             572.06
HUEYTOWN      AL 35023    2                  06/24/05           04
0401130182                05                 08/01/05           12.0000
0401130182                O                  07/01/35
0

10000543      E82/G02     F                  98,200.00          ZZ
                          360                98,200.00          1
                          6.6250             628.79             87
                          6.3750             628.79
ARLINGTON     TX 76018    2                  06/24/05           04
0401135678                05                 08/01/05           25.0000
0401135678                O                  07/01/35
0

10001143      253/253     F                  142,400.00         ZZ
                          360                142,400.00         4
                          6.5000             900.07             80
                          6.2500             900.07
AUGUSTA       GA 30909    1                  06/14/05           00
392199                    05                 08/01/05           0.0000
392199                    N                  07/01/35
0

10001309      253/253     F                  144,000.00         ZZ
                          360                144,000.00         4
                          6.5000             910.18             80
                          6.2500             910.18
AUGUSTA       GA 30909    1                  06/14/05           00
392406                    05                 08/01/05           0.0000
392406                    N                  07/01/35
0

10001325      144/144     F                  192,000.00         ZZ
                          360                192,000.00         1
                          6.1250             1166.61            80
                          5.8750             1166.61
ACCORD        NY 12404    1                  06/21/05           00
160771196                 05                 08/01/05           0.0000
160771196                 O                  07/01/35
0

10001327      253/253     F                  142,400.00         ZZ
                          360                142,400.00         4
                          6.5000             900.07             80
                          6.2500             900.07
AUGUSTA       GA 30909    1                  06/14/05           00
392405                    05                 08/01/05           0.0000
392405                    N                  07/01/35
0

10001595      W08/G02     F                  171,600.00         ZZ
                          360                171,600.00         1
                          6.2500             893.75             85
                          6.0000             893.75
HIALEAH       FL 33014    2                  06/27/05           11
0439506668                07                 08/01/05           12.0000
057231M                   O                  07/01/35
0

10001647      944/G02     F                  255,600.00         ZZ
                          360                255,600.00         1
                          5.8750             1511.97            80
                          5.6250             1511.97
SHASTA LAKE   CA 96019    1                  06/06/05           00
0439495763                05                 08/01/05           0.0000
1001831092                O                  07/01/35
0

10001649      944/G02     F                  450,000.00         ZZ
                          360                450,000.00         1
                          5.2500             1968.75            53
                          5.0000             1968.75
ALAMEDA       CA 94502    5                  06/09/05           00
0439495755                03                 08/01/05           0.0000
1001830501                O                  07/01/35
0

10001657      944/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          6.0000             660.00             77
                          5.7500             660.00
MONROE        NC 28110    2                  05/11/05           00
0439495656                01                 07/01/05           0.0000
1001822691                O                  06/01/35
0

10001661      944/G02     F                  594,750.00         ZZ
                          360                594,750.00         1
                          5.8750             3518.17            75
                          5.6250             3518.17
CAMERON PARK  CA 95682    5                  06/08/05           00
0439498452                05                 08/01/05           0.0000
1001829640                O                  07/01/35
0

10001665      944/G02     F                  295,750.00         ZZ
                          360                295,750.00         1
                          5.7500             1725.92            65
                          5.5000             1725.92
COTTAGE GROVE OR 97424    2                  06/07/05           00
0439500794                05                 08/01/05           0.0000
1001826365                O                  07/01/35
0

10001675      944/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.0000             3897.08            65
                          5.7500             3897.08
ZEPHYR COVE   NV 89448    5                  06/10/05           00
0439498700                05                 08/01/05           0.0000
1001830046                O                  07/01/35
0

10001677      944/G02     F                  135,000.00         ZZ
                          360                135,000.00         1
                          5.8750             798.58             54
                          5.6250             798.58
EUREKA        CA 95501    2                  06/07/05           00
0439493016                05                 08/01/05           0.0000
1001829231                O                  07/01/35
0

10001679      944/G02     F                  171,200.00         ZZ
                          360                171,200.00         1
                          5.7500             999.08             80
                          5.5000             999.08
LITTLETON     CO 80125    1                  06/15/05           00
0439500919                05                 08/01/05           0.0000
1001834385                O                  07/01/35
0

10001683      944/G02     F                  326,000.00         ZZ
                          360                326,000.00         1
                          6.0000             1630.00            79
                          5.7500             1630.00
ALPHARETTA    GA 30004    2                  05/23/05           00
0439498551                03                 07/01/05           0.0000
1001824833                O                  06/01/35
0

10001685      944/G02     F                  385,000.00         ZZ
                          360                385,000.00         1
                          5.8750             2277.42            61
                          5.6250             2277.42
SANTA MARIA   CA 93454    5                  06/09/05           00
0439498536                05                 08/01/05           0.0000
1001823904                O                  07/01/35
0

10001701      944/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.0000             620.00             80
                          5.7500             620.00
EL MIRAGE     AZ 85335    5                  05/04/05           00
0439494402                05                 07/01/05           0.0000
1001821548                O                  06/01/35
0

10001703      944/G02     F                  150,500.00         ZZ
                          360                150,500.00         1
                          5.5000             854.52             70
                          5.2500             854.52
HAYDEN        ID 83835    5                  06/10/05           00
0439500422                05                 08/01/05           0.0000
1001831180                O                  07/01/35
0

10001707      944/G02     F                  69,600.00          ZZ
                          360                69,600.00          1
                          6.0000             417.29             80
                          5.7500             417.29
SCOTTSBLUFF   NE 69361    1                  06/15/05           00
0439498429                05                 08/01/05           0.0000
1001832044                O                  07/01/35
0

10001709      944/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          6.5000             3033.33            80
                          6.2500             3033.33
BAY SAINT LOUIMS 39520    2                  05/24/05           00
0439502832                05                 07/01/05           0.0000
1001820773                O                  06/01/35
0

10001711      944/G02     F                  279,000.00         ZZ
                          360                279,000.00         1
                          6.0000             1395.00            75
                          5.7500             1395.00
MATTHEWS      NC 28104    2                  06/02/05           00
0439493305                05                 08/01/05           0.0000
1001826293                O                  07/01/35
0

10001713      944/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.1250             816.67             80
                          5.8750             816.67
ANDERSON      SC 29626    2                  05/23/05           00
0439502188                05                 07/01/05           0.0000
1001828267                O                  06/01/35
0

10001715      944/G02     F                  355,000.00         ZZ
                          360                355,000.00         1
                          5.7500             2071.68            34
                          5.5000             2071.68
BOULDER       CO 80304    2                  06/08/05           00
0439500562                05                 08/01/05           0.0000
1001826294                O                  07/01/35
0

10001729      944/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.1250             2430.44            63
                          5.8750             2430.44
THOUSAND OAKS CA 91320    5                  06/01/05           00
0439502410                05                 08/01/05           0.0000
1001829043                O                  07/01/35
0

10001735      944/G02     F                  566,000.00         ZZ
                          360                566,000.00         1
                          5.8750             3348.10            60
                          5.6250             3348.10
SAN LUIS OBISPCA 93405    5                  05/31/05           00
0439501685                05                 08/01/05           0.0000
1001828143                O                  07/01/35
0

10001739      944/G02     F                  103,000.00         ZZ
                          360                103,000.00         1
                          6.1250             625.84             56
                          5.8750             625.84
LAKE HAVASU CIAZ 86403    5                  06/07/05           00
0439504259                05                 08/01/05           0.0000
1001829331                N                  07/01/35
0

10001777      U87/G02     F                  363,000.00         ZZ
                          360                363,000.00         1
                          5.8750             2147.28            61
                          5.6250             2147.28
RANCHO CUCAMONCA 91701    5                  06/24/05           00
0439497355                05                 08/01/05           0.0000
3965                      O                  07/01/35
0

10001789      U85/G02     F                  91,800.00          ZZ
                          360                91,800.00          1
                          6.5000             580.24             85
                          6.2500             580.24
PLEASANT HOPE MO 65725    2                  06/16/05           48
0439497579                05                 08/01/05           12.0000
0505012007                O                  07/01/35
0

10001845      Y78/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.7500             492.93             95
                          6.5000             492.93
SPICELAND     IN 47385    5                  06/20/05           12
0439500513                05                 08/01/05           30.0000
20429557                  O                  07/01/35
0

10001989      E22/G02     F                  142,500.00         ZZ
                          360                142,500.00         1
                          6.6250             912.44             75
                          6.3750             912.44
CHARLOTTE     NC 28211    5                  06/28/05           00
0424254514                05                 08/01/05           0.0000
0424254514                N                  07/01/35
0

10002077      E22/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          6.3750             1126.25            80
                          6.1250             1126.25
ROUND ROCK    TX 78681    1                  06/28/05           00
0424390631                03                 08/01/05           0.0000
0424390631                O                  07/01/35
0

10002127      E22/G02     F                  82,500.00          ZZ
                          360                82,500.00          1
                          6.6250             528.26             59
                          6.3750             528.26
RICHMOND      VA 23225    2                  06/28/05           00
0424445278                05                 08/01/05           0.0000
0424445278                N                  07/01/35
0

10002129      E22/G02     F                  132,375.00         ZZ
                          360                132,375.00         1
                          6.3750             825.85             75
                          6.1250             825.85
COLORADO SPRINCO 80917    1                  06/28/05           00
0424446292                03                 08/01/05           0.0000
0424446292                N                  07/01/35
0

10002283      E22/G02     F                  66,800.00          ZZ
                          360                66,800.00          1
                          6.6250             427.73             80
                          6.3750             427.73
CLARE         MI 48617    1                  06/28/05           00
0424559094                05                 08/01/05           0.0000
0424559094                O                  07/01/35
0

10002311      E22/G02     F                  94,400.00          ZZ
                          360                94,400.00          1
                          6.5000             596.67             80
                          6.2500             596.67
MOUNT WASHINGTKY 40047    2                  06/28/05           00
0424578029                05                 08/01/05           0.0000
0424578029                N                  07/01/35
0

10002345      E22/G02     F                  81,270.00          ZZ
                          360                81,270.00          1
                          7.3750             499.47             90
                          7.1250             499.47
CLEVELAND     OH 44109    1                  06/28/05           04
0424605103                05                 08/01/05           25.0000
0424605103                N                  07/01/35
0

10002441      624/G02     F                  268,000.00         ZZ
                          360                267,745.71         1
                          6.2500             1650.12            80
                          6.0000             1650.12
SANTA MARIA   CA 93455    1                  05/27/05           00
0439497116                01                 07/01/05           0.0000
1000081877                N                  06/01/35
0

10002731      624/G02     F                  449,600.00         ZZ
                          360                449,600.00         1
                          5.7500             2623.74            80
                          5.5000             2623.74
MISSION VIEJO CA 92691    1                  06/01/05           00
0439502378                03                 08/01/05           0.0000
1000081543                O                  07/01/35
0

10002745      624/G02     F                  858,750.00         ZZ
                          360                858,750.00         1
                          6.0000             4293.75            75
                          5.7500             4293.75
SANTA CRUZ    CA 95060    5                  05/31/05           00
0439502063                05                 08/01/05           0.0000
1000081132                O                  07/01/35
0

10002747      624/G02     F                  452,000.00         ZZ
                          360                451,571.13         1
                          6.2500             2783.04            78
                          6.0000             2783.04
CORONA        CA 92882    5                  05/25/05           00
0439502972                05                 07/01/05           0.0000
1000082126                O                  06/01/35
0

10002749      624/G02     F                  370,000.00         ZZ
                          360                370,000.00         1
                          6.2500             2278.15            74
                          6.0000             2278.15
SACRAMENTO    CA 95831    5                  06/08/05           00
0439493651                05                 08/01/05           0.0000
1000080380                O                  07/01/35
0

10002751      624/G02     F                  815,992.00         ZZ
                          360                815,992.00         1
                          6.1250             4164.96            80
                          5.8750             4164.96
LADERA RANCH ACA 92694    1                  05/17/05           00
0439505108                03                 07/01/05           0.0000
1000080780                O                  06/01/35
0

10003019      624/G02     F                  652,000.00         ZZ
                          360                651,350.93         1
                          6.0000             3909.07            80
                          5.7500             3909.07
RIVERSIDE     CA 92504    2                  05/06/05           00
0439503558                05                 07/01/05           0.0000
1000079541                O                  06/01/35
0

10003025      624/G02     F                  636,000.00         ZZ
                          360                635,351.57         1
                          5.8750             3762.18            80
                          5.6250             3762.18
IRVINE        CA 92606    1                  05/19/05           00
0439502204                03                 07/01/05           0.0000
1000079736                O                  06/01/35
0

10003049      967/G02     F                  142,000.00         ZZ
                          360                142,000.00         1
                          7.0000             944.73             80
                          6.7500             944.73
LYNDEN        WA 98264    1                  06/13/05           00
0439500679                05                 08/01/05           0.0000
10884120                  N                  07/01/35
0

10003149      L49/G02     F                  433,100.00         ZZ
                          360                433,100.00         1
                          5.6250             2030.16            80
                          5.3750             2030.16
RANCHO CUCAMONCA 91739    1                  06/07/05           00
0439495367                05                 08/01/05           0.0000
10026783                  O                  07/01/35
0

10003151      L49/G02     F                  475,500.00         ZZ
                          360                475,500.00         1
                          6.2500             2476.56            75
                          6.0000             2476.56
TRACY         CA 95377    1                  06/02/05           00
0439494857                05                 08/01/05           0.0000
10026716                  O                  07/01/35
0

10003153      L49/G02     F                  129,850.00         ZZ
                          360                129,850.00         1
                          6.2500             676.30             80
                          6.0000             676.30
QUEEN CREEK   AZ 85242    1                  06/14/05           00
0439498726                03                 08/01/05           0.0000
10028540                  O                  07/01/35
0

10003155      L49/G02     F                  486,700.00         ZZ
                          360                486,700.00         1
                          5.5000             2763.43            80
                          5.2500             2763.43
RANCHO CUCAMONCA 91739    1                  06/03/05           00
0439494584                05                 08/01/05           0.0000
10025407                  O                  07/01/35
0

10003157      L49/G02     F                  244,200.00         ZZ
                          360                244,200.00         1
                          5.8750             1444.54            80
                          5.6250             1444.54
GILBERT       AZ 85297    1                  06/15/05           00
0439498825                03                 08/01/05           0.0000
10024431                  O                  07/01/35
0

10003159      L49/G02     F                  209,200.00         ZZ
                          360                209,200.00         1
                          6.0000             1254.26            80
                          5.7500             1254.26
PEORIA        AZ 85345    1                  06/08/05           00
0439494386                03                 08/01/05           0.0000
10024001                  O                  07/01/35
0

10003163      L49/G02     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.1250             2734.25            66
                          5.8750             2734.25
LOS ANGELES   CA 90094    1                  06/02/05           00
0439495094                01                 08/01/05           0.0000
10025365                  O                  07/01/35
0

10003165      L49/G02     F                  795,200.00         T
                          360                795,200.00         1
                          6.7500             5157.66            80
                          6.5000             5157.66
SAN CLEMENTE  CA 92673    1                  06/03/05           00
0439494253                03                 08/01/05           0.0000
10027923                  O                  07/01/35
0

10003169      L49/G02     F                  356,850.00         ZZ
                          360                356,850.00         1
                          5.8750             2110.91            80
                          5.6250             2110.91
SAN MARCOS    CA 92078    1                  06/02/05           00
0439495169                01                 08/01/05           0.0000
10027403                  O                  07/01/35
0

10003181      L49/G02     F                  507,200.00         ZZ
                          360                507,200.00         1
                          6.0000             3040.92            80
                          5.7500             3040.92
RANCHO CUCAMONCA 91739    1                  06/01/05           00
0439495383                05                 08/01/05           0.0000
10024727                  O                  07/01/35
0

10003187      L49/G02     F                  615,000.00         ZZ
                          360                615,000.00         1
                          5.8750             3637.96            72
                          5.6250             3637.96
SAN CLEMENTE  CA 92673    1                  06/01/05           00
0439498841                03                 08/01/05           0.0000
10027844                  O                  07/01/35
0

10003191      L49/G02     F                  488,550.00         ZZ
                          360                488,550.00         1
                          6.0000             2442.75            80
                          5.7500             2442.75
RANCHO CUCAMONCA 91739    1                  06/07/05           00
0439494436                05                 08/01/05           0.0000
10025921                  O                  07/01/35
0

10003193      L49/G02     F                  162,900.00         ZZ
                          360                162,900.00         1
                          6.1250             989.80             95
                          5.8750             989.80
GOODYEAR      AZ 85338    1                  06/10/05           04
0439494832                03                 08/01/05           30.0000
10025246                  O                  07/01/35
0

10003315      Q14/G02     F                  92,400.00          ZZ
                          360                92,232.49          1
                          6.5000             584.03             80
                          6.2500             584.03
MARION        IA 52302    1                  04/29/05           00
0439503301                01                 06/01/05           0.0000
0000526084                O                  05/01/35
0

10003503      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          6.1250             1020.79            80
                          5.8750             1020.79
WAYNESBORO    MS 39367    5                  06/23/05           00
0424411288                05                 08/01/05           0.0000
0424411288                O                  07/01/35
0

10003513      E22/G02     F                  140,800.00         ZZ
                          360                140,800.00         1
                          6.0000             704.00             80
                          5.7500             704.00
MARTINSBURG   WV 25401    1                  06/29/05           00
0424416089                05                 08/01/05           0.0000
0424416089                O                  07/01/35
0

10003529      E22/G02     F                  117,950.00         ZZ
                          360                117,950.00         2
                          6.5000             745.52             88
                          6.2500             745.52
NEW ORLEANS   LA 70119    5                  06/24/05           10
0424424638                05                 08/01/05           25.0000
0424424638                O                  07/01/35
0

10003637      E22/G02     F                  88,400.00          ZZ
                          360                88,400.00          1
                          6.1250             451.21             75
                          5.8750             451.21
AUSTIN        TX 78724    1                  06/22/05           00
0424493831                03                 08/01/05           0.0000
0424493831                N                  07/01/35
0

10003659      E22/G02     F                  142,288.00         ZZ
                          360                142,288.00         1
                          6.6250             911.09             80
                          6.3750             911.09
WICHITA       KS 67216    1                  06/29/05           00
0424502581                03                 08/01/05           0.0000
0424502581                N                  07/01/35
0

10003741      E22/G02     F                  181,600.00         ZZ
                          360                181,600.00         1
                          6.0000             1088.78            80
                          5.7500             1088.78
LOS ALAMOS    NM 87544    1                  06/29/05           00
0424546349                05                 08/01/05           0.0000
0424546349                O                  07/01/35
0

10003769      E22/G02     F                  130,686.00         ZZ
                          360                130,686.00         1
                          6.2500             804.66             80
                          6.0000             804.66
PEARLAND      TX 77584    1                  06/29/05           00
0424557841                03                 08/01/05           0.0000
0424557841                O                  07/01/35
0

10003781      E22/G02     F                  318,400.00         ZZ
                          360                318,400.00         1
                          6.2500             1658.33            80
                          6.0000             1658.33
BILTMORE LAKE NC 28715    1                  06/29/05           00
0424561348                03                 08/01/05           0.0000
0424561348                O                  07/01/35
0

10003863      E22/G02     F                  193,500.00         ZZ
                          360                193,500.00         1
                          6.6250             1068.28            90
                          6.3750             1068.28
MIAMI         FL 33033    1                  06/29/05           10
0424639979                05                 08/01/05           25.0000
0424639979                O                  07/01/35
0

10004041      E22/G02     F                  89,000.00          ZZ
                          360                89,000.00          1
                          6.6250             569.88             92
                          6.3750             569.88
BROKEN ARROW  OK 74012    5                  06/24/05           10
0424372795                05                 08/01/05           30.0000
0424372795                O                  07/01/35
0

10004043      E22/G02     F                  58,500.00          ZZ
                          360                58,500.00          3
                          6.7500             379.43             90
                          6.5000             379.43
PHILADELPHIA  PA 19124    1                  06/29/05           01
0424373090                05                 08/01/05           25.0000
0424373090                N                  07/01/35
0

10004063      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.7500             492.93             90
                          6.5000             492.93
KANSAS CITY   MO 64138    2                  06/24/05           10
0424396257                05                 08/01/05           25.0000
0424396257                O                  07/01/35
0

10004065      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         4
                          6.5000             910.18             90
                          6.2500             910.18
GREEN ISLAND  NY 12183    1                  06/29/05           01
0424578896                05                 08/01/05           25.0000
0424578896                N                  07/01/35
0

10004121      E22/G02     F                  76,800.00          ZZ
                          360                76,800.00          1
                          6.1250             466.64             80
                          5.8750             466.64
OXFORD        AL 36203    1                  06/29/05           00
0424607075                05                 08/01/05           0.0000
0424607075                O                  07/01/35
0

10004135      E22/G02     F                  110,400.00         ZZ
                          360                110,400.00         1
                          6.6250             706.90             80
                          6.3750             706.90
MIFFLINBURG   PA 17844    1                  06/29/05           00
0424616803                05                 08/01/05           0.0000
0424616803                O                  07/01/35
0

10004439      624/G02     F                  158,320.00         ZZ
                          360                158,180.32         1
                          6.6250             1013.74            80
                          6.3750             1013.74
ABSECON       NJ 08201    1                  05/31/05           00
0439505009                05                 07/01/05           0.0000
1000080643                O                  06/01/35
0

10004671      Q14/G02     F                  62,250.00          ZZ
                          360                62,250.00          2
                          6.8750             408.94             80
                          6.6250             408.94
INDEPENDENCE  MO 64053    2                  06/15/05           00
0439506783                05                 08/01/05           0.0000
527189                    N                  07/01/35
0

10004777      Q14/G02     F                  65,640.00          ZZ
                          360                65,640.00          2
                          6.8750             431.21             77
                          6.6250             431.21
KANSAS CITY   MO 64118    2                  06/15/05           00
0439507542                05                 08/01/05           0.0000
0000527190                N                  07/01/35
0

10004955      P01/G02     F                  95,512.00          ZZ
                          360                95,512.00          2
                          6.8750             627.45             90
                          6.6250             627.45
TROY          NY 12180    1                  06/17/05           10
0439507963                05                 08/01/05           25.0000
05002534                  N                  07/01/35
0

10004975      944/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          6.0000             550.00             80
                          5.7500             550.00
ROY           UT 84067    5                  06/02/05           00
0439500448                05                 08/01/05           0.0000
1001826333                O                  07/01/35
0

10004985      944/G02     F                  450,000.00         ZZ
                          360                450,000.00         1
                          5.8750             2661.92            60
                          5.6250             2661.92
SANTA CRUZ    CA 95062    5                  06/03/05           00
0439503533                05                 08/01/05           0.0000
1001831469                O                  07/01/35
0

10004989      944/G02     F                  435,000.00         ZZ
                          360                435,000.00         1
                          5.6250             2504.11            71
                          5.3750             2504.11
VALLEJO       CA 94591    5                  05/26/05           00
0439504200                05                 08/01/05           0.0000
1001827458                O                  07/01/35
0

10004991      944/G02     F                  207,000.00         ZZ
                          360                207,000.00         1
                          6.1250             1056.56            80
                          5.8750             1056.56
HIGHLANDS RANCCO 80130    2                  05/19/05           00
0439498817                03                 07/01/05           0.0000
1001828447                O                  06/01/35
0

10004997      944/G02     F                  297,000.00         ZZ
                          360                296,704.33         1
                          6.0000             1780.67            66
                          5.7500             1780.67
PETALUMA      CA 94954    2                  05/19/05           00
0439498213                01                 07/01/05           0.0000
1001826966                O                  06/01/35
0

10005001      944/G02     F                  87,200.00          ZZ
                          360                87,200.00          1
                          6.1250             529.84             80
                          5.8750             529.84
POCATELLO     ID 83201    1                  06/02/05           00
0439498734                05                 08/01/05           0.0000
1001825964                O                  07/01/35
0

10005005      944/G02     F                  84,500.00          ZZ
                          360                84,500.00          1
                          6.2500             520.28             69
                          6.0000             520.28
SPOKANE       WA 99223    2                  06/09/05           00
0439504317                05                 08/01/05           0.0000
1001831306                O                  07/01/35
0

10005011      944/G02     F                  241,500.00         ZZ
                          360                241,500.00         1
                          6.0000             1207.50            69
                          5.7500             1207.50
WALDORF       MD 20603    5                  05/23/05           00
0439498643                03                 07/01/05           0.0000
1001827712                O                  06/01/35
0

10005017      944/G02     F                  139,500.00         ZZ
                          360                139,500.00         1
                          6.2500             726.56             90
                          6.0000             726.56
PROCTOR       MN 55810    1                  05/24/05           04
0439503962                05                 07/01/05           25.0000
1001825250                O                  06/01/35
0

10005019      944/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          5.8750             1112.09            80
                          5.6250             1112.09
TUCSON        AZ 85745    1                  06/10/05           00
0439498650                03                 08/01/05           0.0000
1001831683                O                  07/01/35
0

10005097      U19/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          5.6250             703.13             62
                          5.3750             703.13
PARKER        CO 80138    5                  06/20/05           00
0439505165                03                 08/01/05           0.0000
4501000410                O                  07/01/35
0

10006021      E22/G02     F                  133,600.00         ZZ
                          360                133,600.00         1
                          6.2500             822.60             80
                          6.0000             822.60
GREEN RIVER   WY 82935    1                  06/30/05           00
0424353688                05                 08/01/05           0.0000
0424353688                O                  07/01/35
0

10006119      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          6.5000             657.35             80
                          6.2500             657.35
DESOTO        TX 75115    1                  06/30/05           00
0424455228                05                 08/01/05           0.0000
0424455228                O                  07/01/35
0

10006155      E22/G02     F                  86,280.00          ZZ
                          360                86,280.00          2
                          6.2500             531.24             80
                          6.0000             531.24
LOUISVILLE    KY 40217    1                  06/30/05           00
0424482248                05                 08/01/05           0.0000
0424482248                N                  07/01/35
0

10006165      E22/G02     F                  136,750.00         ZZ
                          360                136,750.00         1
                          6.5000             740.73             71
                          6.2500             740.73
OLYMPIA       WA 98502    1                  06/27/05           00
0424489748                05                 08/01/05           0.0000
0424489748                N                  07/01/35
0

10006171      E22/G02     F                  138,150.00         ZZ
                          360                138,150.00         4
                          6.3750             861.88             90
                          6.1250             861.88
CONWAY        MI 49722    1                  06/30/05           04
0424492650                05                 08/01/05           25.0000
0424492650                N                  07/01/35
0

10006181      E22/G02     F                  122,500.00         ZZ
                          360                122,500.00         1
                          5.8700             724.24             64
                          5.6200             724.24
GRESHAM       OR 97080    2                  06/25/05           00
0424497519                05                 08/01/05           0.0000
0424497519                N                  07/01/35
0

10006223      E22/G02     F                  59,920.00          ZZ
                          360                59,920.00          1
                          6.7500             388.64             80
                          6.5000             388.64
PENSACOLA     FL 32504    1                  06/30/05           00
0424517530                09                 08/01/05           0.0000
0424517530                O                  07/01/35
0

10006233      E22/G02     F                  89,550.00          ZZ
                          360                89,550.00          1
                          6.6250             573.40             90
                          6.3750             573.40
NAMPA         ID 83686    1                  06/24/05           01
0424520930                05                 08/01/05           30.0000
0424520930                O                  07/01/35
0

10006235      E22/G02     F                  71,200.00          ZZ
                          360                71,200.00          1
                          6.6250             455.90             80
                          6.3750             455.90
GREENVILLE    NC 27858    1                  06/30/05           00
0424523496                01                 08/01/05           0.0000
0424523496                N                  07/01/35
0

10006279      E22/G02     F                  111,120.00         ZZ
                          360                111,120.00         1
                          6.3750             693.24             80
                          6.1250             693.24
MELROSE       MA 02176    1                  06/30/05           00
0424545051                08                 08/01/05           0.0000
0424545051                O                  07/01/35
0

10006281      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         2
                          6.3750             531.25             75
                          6.1250             531.25
AUSTIN        TX 78741    2                  06/28/05           00
0424546729                05                 08/01/05           0.0000
0424546729                N                  07/01/35
0

10006365      E22/G02     F                  58,410.00          ZZ
                          360                58,410.00          1
                          7.1250             393.52             90
                          6.8750             393.52
HOUSTON       TX 77083    1                  06/30/05           04
0424593838                03                 08/01/05           25.0000
0424593838                N                  07/01/35
0

10006393      E22/G02     F                  122,500.00         ZZ
                          360                122,500.00         1
                          6.1250             625.26             70
                          5.8750             625.26
BOISE         ID 83709    2                  06/23/05           00
0424604692                03                 08/01/05           0.0000
0424604692                N                  07/01/35
0

10006395      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.2500             520.83             70
                          6.0000             520.83
MERIDIAN      ID 83642    2                  06/22/05           00
0424605780                03                 08/01/05           0.0000
0424605780                N                  07/01/35
0

10006519      E22/G02     F                  223,000.00         ZZ
                          360                223,000.00         1
                          6.3750             1391.23            72
                          6.1250             1391.23
LAKE WORTH    FL 33467    5                  06/30/05           00
0424670792                01                 08/01/05           0.0000
0424670792                N                  07/01/35
0

10006567      E22/G02     F                  102,600.00         ZZ
                          360                102,600.00         1
                          6.5000             648.50             95
                          6.2500             648.50
COLORADO SPRINCO 80918    1                  06/30/05           10
0424695435                01                 08/01/05           30.0000
0424695435                O                  07/01/35
0

10006653      E22/G02     F                  161,600.00         ZZ
                          360                161,600.00         1
                          6.1250             981.90             80
                          5.8750             981.90
TROPHY CLUB   TX 76262    1                  06/30/05           00
0424813178                03                 08/01/05           0.0000
0424813178                O                  07/01/35
0

10006829      U42/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          6.3750             823.51             80
                          6.1250             823.51
BURLESON      TX 76028    1                  06/22/05           00
0439524570                05                 08/01/05           0.0000
24500450                  O                  07/01/35
0

10006843      U19/G02     F                  86,600.00          ZZ
                          360                86,600.00          1
                          6.5000             547.37             66
                          6.2500             547.37
FLINT         MI 48507    2                  06/16/05           00
0439516030                05                 08/01/05           0.0000
4603000007                O                  07/01/35
0

10006851      U19/G02     F                  118,500.00         ZZ
                          360                118,500.00         1
                          5.5000             543.13             73
                          5.2500             543.13
YOUNGTOWN     AZ 85363    5                  06/24/05           00
0439517269                03                 08/01/05           0.0000
4601000167                O                  07/01/35
0

10006853      U19/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.0000             719.46             64
                          5.7500             719.46
CENTRALIA     WA 98531    5                  06/24/05           00
0439516105                05                 08/01/05           0.0000
806000264                 O                  07/01/35
0

10008789      U85/G02     F                  150,500.00         T
                          360                150,500.00         1
                          7.3750             1039.47            70
                          7.1250             1039.47
ELKHART LAKE  IL 53020    1                  06/29/05           00
0439517764                20                 08/01/05           0.0000
0629200501                O                  07/01/35
0

10008817      G34/G02     F                  87,100.00          ZZ
                          360                87,100.00          1
                          7.0000             579.48             80
                          6.7500             579.48
LAS VEGAS     NV 89103    1                  06/17/05           00
0439530452                05                 08/01/05           0.0000
77501363                  N                  07/01/35
0

10008937      E22/G02     F                  57,600.00          ZZ
                          360                57,600.00          1
                          6.5000             364.07             80
                          6.2500             364.07
HAMPTON       VA 23666    5                  07/01/05           00
0424388825                01                 08/01/05           0.0000
0424388825                N                  07/01/35
0

10009075      E22/G02     F                  181,500.00         ZZ
                          360                181,500.00         1
                          6.2500             1117.53            89
                          6.0000             1117.53
WILLARD       OH 44890    2                  06/27/05           04
0424541597                05                 08/01/05           25.0000
0424541597                O                  07/01/35
0

10009171      E22/G02     F                  37,000.00          ZZ
                          360                37,000.00          2
                          6.2500             227.82             53
                          6.0000             227.82
COLUMBUS      OH 43206    2                  07/01/05           00
0424634574                05                 08/01/05           0.0000
0424634574                N                  07/01/35
0

10009173      E22/G02     F                  60,352.00          ZZ
                          360                60,352.00          2
                          6.8750             396.47             80
                          6.6250             396.47
WESTWEGO      LA 70094    1                  07/01/05           00
0424638294                05                 08/01/05           0.0000
0424638294                N                  07/01/35
0

10009199      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          6.5000             733.20             80
                          6.2500             733.20
CORPUS CHRISTITX 78411    1                  07/01/05           00
0424652113                05                 08/01/05           0.0000
0424652113                O                  07/01/35
0

10009217      E22/G02     F                  128,250.00         ZZ
                          360                128,250.00         1
                          7.0000             748.13             95
                          6.7500             748.13
CHARLESTON    SC 29403    1                  07/01/05           10
0424666246                05                 08/01/05           35.0000
0424666246                O                  07/01/35
0

10009245      E22/G02     F                  102,320.00         ZZ
                          360                102,320.00         1
                          6.3750             638.34             80
                          6.1250             638.34
SAGINAW       MI 48603    1                  07/01/05           00
0424696888                05                 08/01/05           0.0000
0424696888                O                  07/01/35
0

10009313      E22/G02     F                  23,700.00          ZZ
                          360                23,700.00          1
                          6.2500             145.92             51
                          6.0000             145.92
COLUMBUS      OH 43211    2                  07/01/05           00
0423970235                05                 08/01/05           0.0000
0423970235                N                  07/01/35
0

10009683      E82/G02     F                  221,100.00         ZZ
                          360                221,100.00         1
                          6.2500             1361.35            72
                          6.0000             1361.35
POMPANO BEACH FL 33060    2                  06/25/05           00
0401138300                05                 08/01/05           0.0000
0401138300                O                  07/01/35
0

10012777      L20/G02     F                  111,920.00         ZZ
                          360                111,920.00         1
                          6.1250             680.04             80
                          5.8750             680.04
RIGBY         ID 83442    1                  06/29/05           00
0439518812                05                 08/01/05           0.0000
1061030934                O                  07/01/35
0

10012787      Q14/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          7.0000             568.83             93
                          6.7500             568.83
DURANT        IA 52747    5                  06/17/05           01
0439517582                05                 08/01/05           30.0000
0000527808                O                  07/01/35
0

10012799      A50/G02     F                  92,800.00          ZZ
                          360                92,800.00          1
                          6.5000             586.56             80
                          6.2500             586.56
TALLAHASSEE   FL 32301    5                  06/27/05           00
0439518291                09                 08/01/05           0.0000
02241461                  N                  07/01/35
0

10012813      A50/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.2500             763.49             80
                          6.0000             763.49
TALLAHASSEE   FL 32303    5                  06/27/05           00
0439517947                05                 08/01/05           0.0000
02241602                  N                  07/01/35
0

10012815      A50/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          6.5000             859.62             80
                          6.2500             859.62
TALLAHASSEE   FL 32308    5                  06/27/05           00
0439530924                05                 08/01/05           0.0000
2241594                   N                  07/01/35
0

10014437      E22/G02     F                  58,500.00          ZZ
                          360                58,500.00          1
                          6.8750             335.16             90
                          6.6250             335.16
LOUISVILLE    KY 40212    2                  07/05/05           04
0423921154                05                 08/01/05           25.0000
0423921154                N                  07/01/35
0

10014531      E22/G02     F                  111,200.00         ZZ
                          360                111,200.00         1
                          6.1250             675.66             80
                          5.8750             675.66
DOUGLAS       WY 82633    1                  07/05/05           00
0424812345                05                 08/01/05           0.0000
0424812345                O                  07/01/35
0

10014543      E22/G02     F                  113,500.00         ZZ
                          360                113,500.00         1
                          6.6250             726.75             85
                          6.3750             726.75
HATTIESBURG   MS 39402    5                  06/28/05           10
0424263333                05                 08/01/05           12.0000
0424263333                O                  07/01/35
0

10014711      E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          6.8750             425.69             90
                          6.6250             425.69
BERKELEY SPRINWV 25411    1                  07/05/05           04
0424552933                05                 08/01/05           25.0000
0424552933                N                  07/01/35
0

10015429      P34/G02     F                  208,500.00         ZZ
                          360                208,500.00         3
                          6.5000             1317.86            75
                          6.2500             1317.86
PROVIDENCE    RI 02907    2                  06/08/05           00
0439539362                05                 08/01/05           0.0000
1000609533                N                  07/01/35
0

10018021      E22/G02     F                  141,900.00         ZZ
                          360                141,900.00         1
                          6.6250             908.60             88
                          6.3750             908.60
SACHSE        TX 75048    2                  06/30/05           04
0424541589                05                 08/01/05           30.0000
0424541589                O                  07/01/35
0

10018109      E22/G02     F                  91,000.00          ZZ
                          360                91,000.00          1
                          6.2500             473.96             72
                          6.0000             473.96
BOISE         ID 83704    2                  06/29/05           00
0424606432                03                 08/01/05           0.0000
0424606432                N                  07/01/35
0

10018181      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          6.8750             710.42             80
                          6.6250             710.42
WEST PALM BEACFL 33407    1                  07/06/05           00
0424671592                05                 08/01/05           0.0000
0424671592                N                  07/01/35
0

10018187      E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          6.2500             591.09             80
                          6.0000             591.09
OMAHA         NE 68154    2                  06/30/05           00
0424674414                05                 08/01/05           0.0000
0424674414                O                  07/01/35
0

10018211      E22/G02     F                  81,035.00          ZZ
                          360                81,035.00          1
                          7.1250             545.95             95
                          6.8750             545.95
MOORE         OK 73170    5                  06/30/05           01
0424699361                05                 08/01/05           30.0000
0424699361                O                  07/01/35
0

10018559      E82/G02     F                  93,400.00          ZZ
                          360                93,400.00          1
                          6.5000             590.35             95
                          6.2500             590.35
WOODHULL      IL 61490    2                  06/23/05           04
0401137203                05                 08/01/05           30.0000
0401137203                O                  07/01/35
0

10018601      E82/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          6.6250             665.92             75
                          6.3750             665.92
KISSIMMEE     FL 34743    2                  06/20/05           00
0401129572                05                 08/01/05           0.0000
0401129572                N                  07/01/35
0

10021653      E22/G02     F                  250,500.00         ZZ
                          360                250,500.00         1
                          6.5000             1583.33            70
                          6.2500             1583.33
SACRAMENTO    CA 95828    5                  06/30/05           00
0424521789                05                 08/01/05           0.0000
0424521789                N                  07/01/35
0

10022473      E82/G02     F                  165,000.00         ZZ
                          360                165,000.00         1
                          6.2500             1015.93            53
                          6.0000             1015.93
PUNTA GORDA   FL 33982    1                  06/30/05           00
0401137401                05                 08/01/05           0.0000
0401137401                O                  07/01/35
0

Total Number of Loans     1,105

Total Original Balance    213,948,328.00

Total Principal Balance   213,644,237.23

Total Original P+I        1,257,672.11

Total Current P+I         1,257,654.47

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9789128      $498,870.90      5.470%             .5455%             $2,721.11
9789314      $179,812.06      5.470%             .5455%             $980.79
9818306      $307,878.01      5.470%             .5455%             $1,679.33
9818314      $222,761.60      5.345%             2.8182%            $6,277.83
9818326      $235,254.13      5.470%             .5455%             $1,283.20
9818330      $224,765.09      5.470%             .5455%             $1,225.99
9818338      $149,985.41      5.470%             .5455%             $818.10
9891709      $599,960.22      5.470%             .5455%             $3,272.51
9899275      $770,000.00      5.470%             .5455%             $4,200.00
9899305      $165,000.00      5.470%             .5455%             $900.00
9899385      $390,000.00      5.470%             .5455%             $2,127.27
9899397      $320,000.00      5.470%             .5455%             $1,745.45
9899517      $449,993.00      5.470%             .5455%             $2,454.51
9899599      $100,000.00      5.470%             .5455%             $545.45
9899645      $346,500.00      5.345%             2.8182%            $9,765.00
9899703      $278,000.00      5.470%             .5455%             $1,516.36
9899721      $152,200.00      5.470%             .5455%             $830.18
9902335      $350,000.00      5.470%             .5455%             $1,909.09
9902355      $307,799.52      5.470%             .5455%             $1,678.91
9902469      $110,000.00      5.470%             .5455%             $600.00
9902531      $321,885.56      5.470%             .5455%             $1,755.74
9902809      $169,502.07      5.345%             2.8182%            $4,776.88
9933429      $150,000.00      5.470%             .5455%             $818.18
9941315      $359,650.00      5.470%             .5455%             $1,961.73
9945365      $157,000.00      5.470%             .5455%             $856.36
9946875      $138,400.00      5.470%             .5455%             $754.91
9947469      $206,367.70      5.470%             .5455%             $1,125.64
9954085      $317,600.00      5.095%             7.3636%            $23,386.91
9956883      $306,353.18      5.470%             .5455%             $1,671.02
9958323      $498,130.14      5.345%             2.8182%            $14,038.21
9958393      $119,692.93      5.345%             2.8182%            $3,373.16
9958965      $147,789.99      5.470%             .5455%             $806.13
9959243      $140,000.00      5.470%             .5455%             $763.64
9964985      $327,900.00      5.470%             .5455%             $1,788.55
9971249      $418,678.16      5.470%             .5455%             $2,283.70
9977177      $680,000.00      5.220%             5.0909%            $34,618.18
9981385      $286,085.82      5.345%             2.8182%            $8,062.42
9981401      $123,216.12      5.345%             2.8182%            $3,472.45
9981405      $79,916.47       5.470%             .5455%             $435.91
9981427      $259,528.75      5.470%             .5455%             $1,415.61
9981437      $132,161.87      5.470%             .5455%             $720.88
9981495      $121,473.04      5.470%             .5455%             $662.58
9981497      $142,333.05      5.470%             .5455%             $776.36
9981585      $135,000.00      5.470%             .5455%             $736.36
9981611      $318,400.00      5.470%             .5455%             $1,736.73
9981625      $109,885.14      5.470%             .5455%             $599.37
9981687      $131,063.02      5.470%             .5455%             $714.89
9981689      $95,899.77       5.470%             .5455%             $523.09
9981705      $149,843.39      5.470%             .5455%             $817.33
9981711      $111,075.39      5.095%             7.3636%            $8,179.19
9981721      $170,921.35      5.470%             .5455%             $932.30
9981759      $96,778.85       5.470%             .5455%             $527.88
9981815      $96,748.87       5.470%             .5455%             $527.72
9981827      $127,035.60      5.095%             7.3636%            $9,354.44
9981839      $176,180.69      5.470%             .5455%             $960.99
9981883      $179,812.06      5.470%             .5455%             $980.79
9981939      $140,500.00      5.470%             .5455%             $766.36
9981957      $119,702.89      5.345%             2.8182%            $3,373.45
9981973      $76,420.12       5.470%             .5455%             $416.84
9982003      $147,761.86      5.345%             2.8182%            $4,164.20
9982009      $165,414.43      5.095%             7.3636%            $12,180.52
9982975      $583,775.53      5.470%             .5455%             $3,184.23
9983007      $863,772.93      5.470%             .5455%             $4,711.49
9984457      $162,671.75      5.220%             5.0909%            $8,281.47
9984463      $129,607.98      5.220%             5.0909%            $6,598.22
9984861      $359,650.00      5.470%             .5455%             $1,961.73
9985935      $461,517.62      5.470%             .5455%             $2,517.37
9987729      $87,200.00       5.470%             .5455%             $475.64
9992333      $184,000.00      4.970%             9.6364%            $17,730.91
9992379      $237,751.52      5.470%             .5455%             $1,296.83
9994771      $115,878.89      5.470%             .5455%             $632.07
10001649     $450,000.00      4.970%             9.6364%            $43,363.64
10001665     $295,750.00      5.470%             .5455%             $1,613.18
10001679     $171,200.00      5.470%             .5455%             $933.82
10001703     $150,500.00      5.220%             5.0909%            $7,661.82
10001715     $355,000.00      5.470%             .5455%             $1,936.36
10002731     $449,600.00      5.470%             .5455%             $2,452.36
10003149     $433,100.00      5.345%             2.8182%            $12,205.55
10003155     $486,700.00      5.220%             5.0909%            $24,777.45
10004989     $435,000.00      5.345%             2.8182%            $12,259.09
10005097     $150,000.00      5.345%             2.8182%            $4,227.27
10006851     $118,500.00      5.220%             5.0909%            $6,032.73

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  pursuant  to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii)  on  the  basis  of  the  most  recent   reports   furnished   to  it  by
        Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
        (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    the  number,  aggregate  principal  balance  and  book  value of any REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the amount, if any, required to be paid under the Yield Maintenance Agreement for such Distribution Date and any shortfall in amounts previously required to be paid under the Yield Maintenance Agreement for prior Distribution Dates;

(xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xiii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

               (xiv) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

               (xv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xvi) the occurrence of the Credit Support Depletion Date;

               (xvii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

               (xviii)the related Senior Percentage for such Distribution Date;

               (xix)  the   aggregate   amount  of  Realized   Losses  for  such
        Distribution Date;

               (xx) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

               (xxi) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xxii) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                      AGREEMENT DATED AS OF AUGUST 1, 2004



===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any

Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the

Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage

Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder

(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable

Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master

Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.

     Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan